File Nos. 002-98772

811-04347

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 6, 2014

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 173	☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 216	☒

GMO TRUST

(Exact Name of Registrant as Specified in Charter)

40 Rowes Wharf, Boston, Massachusetts 02110

(Address of principal executive offices)

617-330-7500

(Registrant’s telephone number, including area code)

J.B. Kittredge, Esq. GMO Trust 40 Rowes Wharf Boston, Massachusetts 02110 (Name and address of agent for service)	with a copy to: Thomas R. Hiller, Esq. Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, Massachusetts 02199

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b)
☐	On , pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On , pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	On , pursuant to paragraph (a)(2) of Rule 485.

This filing relates solely to GMO Special Opportunities Fund. No information contained herein is intended to amend or supersede any prior filing relating to any other series of the Registrant.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION	May 6, 2014

GMO Trust

Prospectus

[            ], 2014

■ GMO Special Opportunities Fund

Class III:	—
Class IV:	—
Class V:	—
Class VI:	—
Class VII:	—

■  Information about other funds offered by GMO Trust is contained in separate prospectuses.

■  Shares of the Fund described in this Prospectus may not be available for purchase in all states. This Prospectus does not offer shares in any state where they may not lawfully be offered.

Grantham, Mayo, Van Otterloo & Co. LLC

40 Rowes Wharf • Boston, Massachusetts 02110

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager”) is not offering or placing interests in the Fund to or with or otherwise promoting the Fund to any natural or legal persons domiciled or with a registered office in any European Economic Area (“EEA”) Member State where the Alternative Investment Fund Managers Directive (Directive 2011/61/EU) (“AIFMD”) is in force and effect. The Manager, in its discretion, may accept any such investor into the Fund, but only if it satisfied that, by accepting such investor, it would not be in breach of any law, rule, regulation or other legislative or administrative measure in or otherwise applicable to the relevant EEA Member State and such investor is otherwise eligible under the laws of such EEA Member State to invest in the Fund. None of the Fund, the Manager, their respective affiliates or any natural or legal person acting on their behalf have been registered with, have been approved by or have made a notification to any EEA Member State, European Union or other regulatory, governmental or similar body with respect to the Fund, and no such body has approved, endorsed, reviewed, acquiesced or taken any similar action with respect to any offering, marketing or other promotional materials relating to the Fund.

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  GMO SPECIAL OPPORTUNITIES FUND

Investment objective

Positive total return.

Fees and expenses

The tables below describe the fees and expenses that you may pay for each class of shares if you buy and hold shares of the Fund.

Shareholder fees

(fees paid directly from your investment)

	Class III		Class IV		Class V		Class VI		Class VII
Purchase premium (as a percentage of amount invested)	[0.50]	%	[0.50]	%	[0.50]	%	[0.50]	%	[0.50]	%
Redemption fee (as a percentage of amount redeemed)	[0.50]	%	[0.50]	%	[0.50]	%	[0.50]	%	[0.50]	%

Annual Fund operating expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class III		Class IV		Class V		Class VI		Class VII
Management fee	[1.10]	%[1]	[1.10]	%[1]	[1.10]	%[1]	[1.10]	%[1]	[1.10]	%[1]
Shareholder service fee	[0.15]	%[1]	[0.10]	%[1]	[0.085]	%[1]	[0.055]	%[1]	[0.04]	%[1]
Other expenses	[0.13]	%[2]	[0.13]	%[2]	[0.13]	%[2]	[0.13]	%[2]	[0.13]	%[2]
Acquired fund fees and expenses (underlying fund expenses)	[0.04]	%[2]	[0.04]	%[2]	[0.04]	%[2]	[0.04]	%[2]	[0.04]	%[2]
Total annual operating expenses	[1.42]	%[2]	[1.37]	%[2]	[1.36]	%[2]	[1.33]	%[2]	[1.31]	%[2]
Expense reimbursement/waiver	([0.06])%[1,2]		([0.06])%[1,2]		([0.06])%[1,2]		([0.06])%[1,2]		([0.06])%[1,2]
Total annual operating expenses after expense reimbursement/waiver (Fund and underlying fund expenses)	[1.36]	%[2]	[1.31]	%[2]	[1.30]	%[2]	[1.27]	%[2]	[1.25]	%[2]

1 [Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”) has contractually agreed to reimburse the Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceeds 0.10% of the Fund’s average daily net assets. “Specified Operation Expenses means only the following expenses: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses, expenses of non-investment related legal services provided to the Fund by or at the direction of the Manager, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. The Manager also has agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to the Manager that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other GMO Funds. Management fees and shareholder service fees will not be waived below zero. This reimbursement and waiver will continue through at least [            ], 2015, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.]

2 [The amounts represent an annualized estimate of the Fund’s operating expenses for its initial fiscal year.]

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	1 Year*		3 Years		1 Year*	3 Years
Class III	$	[239]	$	[547]	$[188]	$[491]
Class IV	$	[234]	$	[531]	$[183]	$[476]
Class V	$	[233]	$	[528]	$[182]	$[473]
Class VI	$	[230]	$	[519]	$[179]	$[463]
Class VII	$	[228]	$	[513]	$[177]	$[457]
* After reimbursement

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, when Fund shares are held in a taxable account, higher taxes. These costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund commenced operations on or following the date of this Prospectus, the Fund’s portfolio turnover rate is not available.

Principal investment strategies

The Manager will generally use a fundamental approach to identify investments that are, in the Manager’s judgment, trading below their intrinsic value. The Manager expects that the Fund will focus its investments in a limited number of investments. The Manager does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark. In addition, the Fund does not

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  GMO SPECIAL OPPORTUNITIES FUND

seek to outperform a particular securities market index or blend of market indices (i.e., the Fund does not seek “relative” return). The factors considered and investment methods used by the Manager can change over time.

The Fund may have long or short exposure to non-U.S. and U.S. equities, non-U.S. and U.S. fixed income instruments (which may include fixed income instruments of any credit quality, including distressed and defaulted instruments, and having any maturity or duration), currencies, and, from time to time, other alternative instruments (e.g., instruments that seek exposure to or reduce risks of market volatility).

The Fund is not restricted in its exposure to any particular asset class, and at times may be substantially exposed (long or short) to a single asset class (e.g., equities or fixed income securities). In addition, the Fund is not restricted in its exposure (long or short) to any particular market. The Fund may have substantial exposure (long or short) to a particular country or type of country (e.g., emerging countries). The Fund could be subject to material losses from a single investment.

The Fund is permitted to use a wide variety of exchange-traded and over-the-counter (OTC) derivatives, including but not limited to, reverse repurchase agreements, options, futures, swap contracts, swaptions, and non-U.S. currency derivative transactions. In addition, the Fund may lend its portfolio securities. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund may have gross investment exposures in excess of its net assets (i.e., the Fund may be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

The Fund may make a significant portion of its investments through one or more wholly-owned, non-U.S. subsidiaries. GMO may serve as the investment manager to these companies but will not receive any additional management or other fees for its services. The Fund also may invest in GMO U.S. Treasury Fund (“U.S. Treasury Fund”), another GMO Fund described in a separate prospectus (see “Investment in Other GMO Funds” below for a more detailed description of U.S. Treasury Fund’s investment objectives and strategies) and money market funds that are unaffiliated with GMO.

Principal risks of investing in the Fund

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. To the extent the Fund invests in wholly-owned subsidiaries or underlying funds, references to investments include those held directly by the Fund and indirectly through the Fund’s investments in those wholly-owned subsidiaries or underlying funds. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were a diversified investment company. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, including those risks to which the Fund is exposed as a result of its investments in its wholly-owned subsidiaries or underlying funds, see “Description of Principal Risks.”

•

Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce desired results. The Fund also runs the risk that GMO’s assessment of an investment may be wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations. The Fund is also subject to risk because GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark.

•

Market Risk – Equities – The market prices of equities may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equities at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not appreciate or will decline for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

•

Market Risk – Fixed Income Investments – The market price of a fixed income investment can decline due to a number of market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments).

•

Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations. Below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities. Investments in distressed or defaulted instruments generally are considered speculative and may involve substantial risks not normally associated with investments in healthier companies, including adverse business, financial or economic conditions that can lead to defaulted payments and insolvency proceedings. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments, and the Fund may incur additional expenses to seek recovery. If the Manager’s

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  GMO SPECIAL OPPORTUNITIES FUND

evaluation of the eventual recovery value of a distressed or defaulted instrument should prove incorrect, the Fund may lose a substantial portion or all of its investment or it may be required to accept cash or instruments with a value less than the Fund’s original investment.

•

Illiquidity Risk – Low trading volume, lack of a market maker, large position size or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices.

•

Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s non-U.S. currency holdings and investments denominated in non-U.S. currencies. In addition, hedging a non-U.S. currency can have a negative effect on performance if the U.S. dollar declines in value relative to that currency.

•

Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

•

Focused Investment Risk – Focusing investments in a limited number of countries, regions, sectors, companies, or industries with high positive correlations to one another creates more risk than if the Fund’s investments were less correlated.

•

Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S. In addition, the Fund and/or its shareholders may be subject to non-U.S. taxes, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments, and (iii) the repatriation of proceeds generated from the sale of those investments. Also, many non-U.S. markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•

Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will disrupt the Fund’s operations.

•

Derivatives Risk – The use of derivatives involves the risk that their value may not move as expected relative to the value of the underlying assets, rates or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. The market price of options written by the Fund will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option’s expiration. In addition, the risks of loss associated with derivatives that provide short investment exposure and short sales of securities are theoretically unlimited.

•

Leveraging Risk – The use of reverse repurchase agreements and other derivatives and securities lending creates leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines.

•

Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments, return the Fund’s margin, or otherwise honor its obligations.

•

Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying funds in which it invests, including the risk that those underlying funds (including exchange-traded funds) will not perform as expected.

Performance

Because the Fund had not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included.

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  GMO SPECIAL OPPORTUNITIES FUND

Management of the Fund

Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:

Investment Team	Senior Member (Length of Service with Fund)	Title
Asset Allocation	Ben Inker (since the Fund’s inception)	Co-Head, Asset Allocation Team, GMO.
Asset Allocation	Sam Wilderman (since the Fund’s inception)	Co-Head, Asset Allocation Team, GMO.
Asset Allocation	Chris Hudson (since the Fund’s inception)	Portfolio Manager, Asset Allocation Team, GMO.

Purchase and sale of Fund shares

Under ordinary circumstances, you may purchase the Fund’s shares directly from GMO Trust (the “Trust”) on days when both the New York Stock Exchange (“NYSE”) and the U.S. bond markets are open for business. In addition, certain brokers and agents are authorized to accept purchase and redemption orders on the Fund’s behalf.

An investor’s eligibility to purchase Fund shares or different classes of Fund shares depends on its meeting either (i) the minimum “Total Fund Investment,” which includes only an investor’s total investment in the Fund, or (ii) the minimum “Total GMO Investment,” both set forth in the table below. For investors owning shares of the Fund, no minimum additional investment is required to purchase additional shares of the Fund.

Minimum investment criteria for class eligibility

	Minimum Total Fund Investment	Minimum Total GMO Investment
Class III Shares	[N/A]	[$10 million]
Class IV Shares	[$125 million]	[$250 million]
Class V Shares	[$250 million]	[$500 million]
Class VI Shares	[$300 million]	[$750 million]
Class VII Shares	[$500 million]	[$1 billion]

Fund shares are redeemable and, under ordinary circumstances, you may redeem the Fund’s shares on days when both the NYSE and the U.S. bond markets are open for business. Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an e-mail to SHS@GMO.com.

Purchase order forms and redemption orders can be submitted by mail, facsimile, or e-mail (and with respect to purchase order forms, by other form of communication pre-approved by GMO Shareholder Services) to the Trust at:

GMO Trust

c/o Grantham, Mayo, Van Otterloo & Co. LLC

40 Rowes Wharf

Boston, Massachusetts 02110

Facsimile: 1-617-439-4192

Attention: Shareholder Services

E-mail: clientorder@gmo.com

Tax information

The Fund expects to qualify and be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund expects to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions generally are taxable to shareholders as ordinary income or capital gains, unless they are entities exempt from income tax or are investing through a tax-advantaged account. Shareholders who are investing through a tax-advantaged account may be taxed upon withdrawals from that account.

Financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer, agent or other financial intermediary (such as a bank), the Fund and GMO may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES, RISKS, AND EXPENSES

Fund Summary.    The preceding section contains a summary of the investment objective, fees and expenses, principal investment strategies, principal risks, performance, management, and other important information for the Fund. The summary is not all-inclusive, and the Fund may make investments, employ strategies, and be exposed to risks that are not described in its summary. More information about the Fund’s investments and strategies is contained in the Statement of Additional Information (“SAI”). See page 29 of this Prospectus for information about how to receive the SAI.

Fundamental Investment Objectives/Policies.    The Board of Trustees (“Trustees”) of the Trust may change the Fund’s investment objective or policies without shareholder approval or prior notice unless an objective or policy is identified in this Prospectus or in the SAI as “fundamental.” Neither the Fund nor the Manager guarantees that the Fund will be able to achieve its investment objective.

Tax Consequences.     Unless otherwise specified in this Prospectus or in the SAI, GMO is not obligated to, and generally will not consider tax consequences when seeking to achieve the Fund’s investment objective (e.g., the Fund may engage in transactions or make investments in a manner that is not tax efficient for U.S. federal income or other federal, state, local, or non-U.S. tax purposes).

In particular, the Fund’s investment through one or more wholly-owned subsidiaries could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments, which may require the Fund to liquidate investments, including when it is not advantageous to do so, in order to make required distributions. See “Taxes” in the Fund’s SAI for more information about the tax consequences of the Fund’s investments in a wholly-owned subsidiary.

Portfolio turnover is not a principal consideration when GMO makes investment decisions for the Fund, and the Fund generally is not subject to any limit on the frequency with which portfolio securities may be purchased or sold. Based on its assessment of market conditions and purchase or redemption requests, GMO may cause the Fund to trade more frequently at certain times. High turnover rates may adversely affect the Fund’s performance by generating higher transaction costs and create additional taxable income and gains for shareholders. If portfolio turnover results in the recognition of short-term capital gains, those gains, when distributed, typically are taxed to shareholders at ordinary income tax rates. See “Distributions and Taxes” below for more information.

Certain Definitions. When used in this Prospectus, the term “invest” includes both direct and indirect investing and the term “investments” includes both direct and indirect investments. For example, the Fund may invest indirectly by investing in another GMO Fund or by investing in derivatives and synthetic instruments.

When used in this Prospectus, (i) the term “equities” refers to investments (as defined above) in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity real estate investment trusts (“REITs”) and income trusts; (ii) the term “total return” includes capital appreciation and income; and (iii) the term “emerging countries” means the world’s less developed countries.

For purposes of this Prospectus, (i) the terms “fixed income securities,” “fixed income investments,” and “bonds” include (a) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (b) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward or option); (ii) the term “sovereign debt” refers to a fixed income security issued or guaranteed by a government or a governmental agency or political subdivision, or synthetic sovereign debt; and (iii) the term “duration” refers to the weighted measure of interest rate sensitivity of a fixed income security.

For purposes of this Prospectus, the term “investment grade” refers to a rating of Baa3/P-2 or better by Moody’s Investors Service, Inc. (“Moody’s”) or BBB-/A-2 or better by Standard & Poor’s Ratings Services (“S&P”) and the term “below investment grade” refers to any rating below Baa3/P-2 by Moody’s or below BBB-/A-2 by S&P. Fixed income securities rated below investment grade are commonly referred to as high yield or “junk” bonds. In addition, in this Prospectus, securities and commercial paper that are rated Aa/P-1 or better by Moody’s or AA/A-1 or better by S&P are sometimes referred to as “high quality.” Securities referred to in this Prospectus as investment grade, below investment grade, or high quality include not only securities rated by Moody’s and/or S&P, but also unrated securities that the Manager determines have comparable credit qualities.

Investments in U.S. Treasury Fund and Unaffiliated Money Market Funds.    The Fund may invest in U.S. Treasury Fund, another GMO Fund described in a separate prospectus, and unaffiliated money market funds. For more information regarding U.S. Treasury Fund, see “Investment in Other GMO Funds” beginning on page 26 of this Prospectus.

Fee and Expense Information. The following paragraphs contain additional information about the fee and expense information included in the Fund Summary.

Annual Fund Operating Expenses – Other Expenses and Acquired Fund Fees and Expenses.    The amounts listed under “Other expenses” in the “Annual Fund operating expenses” table included in the Fund Summary generally reflect estimated direct expenses associated with an investment in the Fund for the Fund’s initial fiscal year. The Fund may invest in other GMO Funds as well as exchange-traded funds (“ETFs”) and other pooled investment vehicles (collectively, the “underlying Funds”), and the indirect net expenses associated with the Fund’s investment (if any) in underlying Funds are reflected in “Other expenses” if those expenses are less

5

than 0.01% of the average net assets of the Fund. The indirect net expenses associated with the Fund’s investment in underlying Funds (“acquired fund fees and expenses”) are estimated to be 0.04% for the Fund’s initial fiscal year. Acquired fund fees and expenses do not include expenses associated with investments in the securities of unaffiliated companies unless those companies hold themselves out to be investment companies. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund invests.

Fee and Expense Examples.    The expense example under “Example” included in the Fund Summary assumes that a shareholder reinvests all dividends and distributions.

Temporary Defensive Positions.    The Fund may, from time to time, take temporary defensive positions. To the extent the Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Fund Codes.    See “Fund Codes” on page 28 of this Prospectus for information regarding the Fund’s ticker, news-media symbol, and CUSIP number.

This Prospectus does not offer shares of the Trust in any state where they may not lawfully be offered.

DESCRIPTION OF PRINCIPAL RISKS

Investing in mutual funds involves many risks. Factors that may affect the Fund’s portfolio as a whole, called “principal risks,” are discussed briefly in the Fund’s summary and in additional detail in this section. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section describes the principal risks and some related risks but does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time. The SAI includes more information about the Fund and its investments.

To the extent the Fund invests in wholly-owned subsidiaries, other GMO Funds and other investment companies (as indicated under “Principal investment strategies” in the Fund Summary and further described in “Additional Information About the Fund’s Investment Strategies, Risks, and Expenses”), the Fund is exposed to the risks to which the wholly-owned subsidiaries and the underlying Funds in which it invests are exposed, as well as the risk that investments made through a wholly-owned subsidiary will not perform as expected. Therefore, unless otherwise noted, the principal risks summarized below include both direct and indirect risks, and, as indicated in the “Additional Information About the Fund’s Investment Strategies, Risks, and Expenses” section of this Prospectus, references in this section to investments made by the Fund include those made both directly by the Fund and indirectly by the Fund through its wholly-owned subsidiaries, other GMO Funds or other investment companies, as applicable.

An investment in the Fund, by itself, generally does not provide a complete investment program but rather is intended to serve as part of an investor’s overall portfolio of investments. An investment in the Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•  MANAGEMENT AND OPERATIONAL RISK.    The Fund is subject to management risk because it relies on the Manager’s ability to achieve its investment objective. The Fund runs the risk that the Manager’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Manager also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

The Fund also runs the risk that GMO’s assessment of an investment may be wrong. There can be no assurance that key personnel of the Manager will continue to be employed by the Manager. The loss of their services could have an adverse impact on the Manager’s ability to achieve the Fund’s investment objectives.

The Fund also is subject to the risk of loss as a result of other services provided by the Manager and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent the Fund from benefiting from potential investment gains or avoiding losses on the security. The Manager is not contractually liable to the Fund for losses associated with operational risk absent the Manager’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Fund. Other Fund service providers also have limitations on their liability to the Fund for losses resulting from their errors.

•  MARKET RISK.    The Fund is subject to market risk, which is the risk that the market value of its holdings will decline. Market risks include:

Equities.    To the extent the Fund invests in equities, it runs the risk that the market prices of those investments will decline. The market prices of equities may decline for reasons that directly relate to the issuing company, such as poor management performance or reduced demand for its goods or services. They also may decline due to factors that affect a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. In addition, market prices may decline as a result of general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the

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general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and the market prices of equities can decline in a rapid or unpredictable manner.

To the extent the Fund sells put options on stock indices, its shares are expected to decline in value when those indices decline in value. Also, to the extent the Fund writes put options on stock indices, it may underperform the equity markets on which its puts were written when those markets rise sharply because the Fund does not have exposure to the upside of the equity markets.

If the Fund purchases equities at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not appreciate or will decline for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments.

Fixed Income Investments.    To the extent the Fund invests in fixed income investments (including, but not limited to, bonds, notes, bills, synthetic debt instruments, and asset-backed securities), it is subject to various market risks. The market price of a fixed income investment can decline due to a number of market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market prices of fixed income investments with complex structures, such as asset-backed securities and sovereign and quasi-sovereign debt instruments, can decline due to market uncertainty about their credit quality and the reliability of their payment streams. Some fixed income investments also are subject to unscheduled prepayment, and the Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income investment. When interest rates rise, these investments also may be repaid more slowly than anticipated, which could cause the market price of the Fund’s investment to decrease. During periods of economic uncertainty and change, the market price of the Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often junk bonds are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value (see “Determination of Net Asset Value”), exposing the Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. See “Credit Risk” and “Illiquidity Risk” below for more information about these risks.

To the extent the Fund invests in fixed income investments, it is subject to the risk that an increase in prevailing interest rates will cause the market price of those investments to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater to the extent the Fund invests in fixed income investments with longer durations and in some cases duration can increase.

The extent to which a fixed income investment’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income investments paying no interest, such as zero coupon and principal-only securities, create additional interest rate risk.

The market prices of inflation indexed bonds (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) normally change when real interest rates change. Their value typically will decline during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increase during periods of declining real interest rates. Real interest rates may not fluctuate in the same manner as nominal interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market prices of inflation indexed bonds may decline more than the price of non-inflation indexed (or nominal) fixed income bonds with similar maturities. The market prices of the Fund’s inflation indexed bonds, however, will not necessarily change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their prices. Moreover, if the index measuring inflation falls, the principal value of inflation indexed bond investments will be adjusted downward, and, consequently, the interest they pay (calculated with respect to a smaller principal amount) will be reduced. In the case of TIPS, the U.S. government guarantees the repayment of the original bond principal upon maturity (as adjusted for inflation).

To the extent that the Fund invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, it will generally have a negative return when interest rates on short term U.S. Treasury obligations equal or approach zero, unless the Manager waives or reduces its management fees.

Market risk for fixed income investments denominated in non-U.S. currencies is also affected by currency risk. See “Currency Risk” below.

Fixed income markets may, in response to governmental intervention, economic or market developments, or other factors, experience periods of high volatility and/or reduced liquidity. During those periods, the Fund could also experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income investments may be difficult to value during such periods. In recent periods, central banks and governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates by purchasing bonds. Steps to curtail or “taper” such activities and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) could result in the effects described above, and could also have additional material adverse effects on prices for fixed income investments and on the management of the Fund.

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•  CREDIT RISK.    This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations or the downgrading of its credit rating. This risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

All fixed income investments are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation or U.S. or non-U.S. government (or sub-division or instrumentality) and whether the particular investment has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the life of a fixed income investment. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These investments are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In some cases, the credit risk of a fixed income investment is reflected in its credit ratings, and to the extent the Fund holds such an investment, it is subject to the risk that the investment’s rating will be downgraded.

Securities issued by the U.S. Treasury historically have presented minimal credit risk. However, recent events have led to a downgrade in the long-term U.S. credit rating by at least one major rating agency and have introduced greater uncertainty about the repayment by the U.S. of its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of the Fund’s investments.

The obligations of issuers also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives Risk” below for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income investment changes in response to a credit event depends on a number of factors and can be difficult to predict. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If the issuer of floating rate securities experiences an adverse credit event, or a change occurs in its perceived creditworthiness, the market prices of its securities could decline much more than would be predicted by a change in their yield relative to their effective duration.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”), which are defined in this Prospectus under “Additional Information About the Fund’s Investment Strategies, Risks, and Expenses — Certain Definitions.” The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. Investments in distressed or defaulted instruments generally are considered speculative and may involve substantial risks not normally associated with investments in healthier companies, including adverse business, financial or economic conditions that can lead to defaulted payments and insolvency proceedings. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments, and the Fund may incur additional expenses to seek recovery. If the Manager’s evaluation of the eventual recovery value of a distressed or defaulted instrument should prove incorrect, the Fund may lose a substantial portion or all of its investment or it may be required to accept cash or instruments with a value less than the Fund’s original investment. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer.

•  ILLIQUIDITY RISK.    Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or unwinding derivative positions at desirable prices. In addition to these risks, the Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent the Fund’s investments include asset-backed securities, distressed or defaulted instruments, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations, and emerging

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market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value (see “Determination of Net Asset Value”), exposing the Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. In addition, TIPS have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

•  CURRENCY RISK.    Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of the Fund’s investments. Currency risk includes the risk that the non-U.S. currencies in which the Fund’s investments are traded, in which the Fund receives income, or in which the Fund has taken a position, will decline in value relative to the U.S. dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk” below.

The Fund may use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of its portfolio. If the exchange rates of the currencies involved do not move as expected, the Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” below.

Some currencies are illiquid (e.g., some emerging country currencies), and the Fund may not be able to convert them into U.S. dollars, in which case the Manager may decide to purchase U.S. dollars in a parallel market in which the exchange rate is materially and adversely different. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in non-U.S. currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

•  MARKET DISRUPTION AND GEOPOLITICAL RISK.    The Fund is subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Fund’s investments. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Fund. While the U.S. government has honored its credit obligations continuously for the last 200 years, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively affect the Fund. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. During such market disruptions, the Fund’s exposure to the risks described elsewhere in this “Description of Principal Risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Fund from implementing their investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Fund’s derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent the Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies such as the Fund and its service providers may be prone to operational and information security risks resulting from cyber-attacks. In general, cyber-attacks result from deliberate attacks but unintentional events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund, the Manager, a sub-adviser, or a custodian, transfer agent, or other affiliated or

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third-party service provider may adversely impact the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Manager also may incur costs for cyber security risk mitigation in order to prevent future cyber incidents. While the Manager has established business continuity plans and systems designed to prevent such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issues, and may cause the Fund’s investment in such securities to lose value.

•  FOCUSED INVESTMENT RISK.    To the extent the Fund’s investments are focused in particular countries, regions, sectors, companies, or industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers with high positive correlations to one another, it is subject to greater overall risk than a fund whose investments are more diversified. To the extent the Fund invests in the securities of a limited number of issuers, it is particularly exposed to adverse developments affecting those issuers, and a decline in the market price of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

To the extent the Fund focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, it is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, to the extent the Fund has a significant portion of its assets in investments tied economically to (or related to) a particular geographic region, non-U.S. country or particular market (e.g., emerging markets), it has more exposure to regional and country economic risks than a fund making non-U.S. investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” below.

•  NON-U.S. INVESTMENT RISK.    To the extent the Fund invests in non-U.S. securities, it is subject to additional and more varied risks than a fund whose investments are limited to U.S. securities. The securities markets of many non-U.S. countries include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of those securities fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, custody, and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs. In addition, some jurisdictions may limit the Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

The Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments, and (iii) the repatriation of proceeds generated from the sale of those investments. The Fund may seek to collect a refund in respect of taxes paid to a non-U.S. country. In those cases, all or a portion of those taxes could ultimately be recovered by the Fund. However, the recovery process could take several years and the Fund will incur expenses in its efforts to collect the refund, which will reduce the benefit of any recovery. The Fund’s efforts to collect a refund may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. The Fund’s decision to pursue a refund is in its sole discretion, and it may decide not to pursue a refund, even if eligible.

In particular, the Fund’s investment through one or more wholly-owned subsidiaries could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments, which may require the Fund to liquidate investments, including when it is not advantageous to do so, in order to make required distributions. See “Taxes” in the Fund’s SAI for more information about the tax consequences of the Fund’s investments in a wholly-owned subsidiary.

Also, investing in non-U.S. securities exposes the Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks it does not have in the U.S. with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in non-U.S. currency exchange rates also will affect the market value of the Fund’s non-U.S. investments (see “Currency Risk” above).

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U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, the Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of the Manager’s clients may preclude other clients, including the Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of the Manager’s clients could cause the suspension or revocation of a license and thereby limit the Fund’s investment opportunities.

To the extent the Fund invests a significant portion of its assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets), it is subject to greater non-U.S. investment risk than a fund that invests primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in the Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on the Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

•  LARGE SHAREHOLDER RISK.    To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, GMO Funds and other accounts over which GMO has investment discretion that invest in the Fund are not subject to restrictions on the frequency of trading of Fund shares. Other GMO Funds and separate accounts managed by the Manager for its clients may hold substantial percentages of the shares of the Fund, and asset allocation decisions by the Manager may result in substantial redemptions from (or investments in) the Fund. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) at times when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, accelerate the realization of taxable income and/or gains to shareholders. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). In addition, to the extent the Fund invests in other GMO Funds that are subject to large shareholder risk, the Fund is indirectly subject to this risk.

•  DERIVATIVES RISK.    The Fund may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, non-U.S. currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other over-the-counter (“OTC”) contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities, and indices. The SAI contains a description of the various types and uses of derivatives in the Fund’s investment strategies.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, the Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., non-U.S. currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, the Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, the Fund often will not receive the collateral the day the collateral is called for.

The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those of 2008) in

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which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk” below.

There is little case or other law interpreting the terms of most derivatives or characterizing their tax treatment. The Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders. See “Distributions and Taxes” below.

Cleared Derivatives.    The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because the legislation leaves much to rule making (and many of the rules are not yet final), its ultimate impact remains unclear.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), the Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Fund may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to the Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose the Fund to greater credit risk to its clearing member because (as described under “Counterparty Risk” below) margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for the Fund, the Fund is still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared

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derivatives market, trading on a swap execution facility can create additional costs and risks for the Fund. For example, swap execution facilities typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Fund and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing and related requirements exposes the Fund to new kinds of risks and costs.

Options.    The Fund is permitted to write options. The market price of options written by the Fund will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option’s expiration. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time prior to the option’s expiration, the writer of an American-style option has no control over when it may be required to fulfill its obligations as a writer of the option. (This risk is not present when writing a European-style option because the holder may only exercise the option on its expiration date.) If the Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund, the Manager, and other funds advised by the Manager may constitute such a group. These limits could restrict the Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While the Fund has greater flexibility to tailor an OTC option, OTC options generally expose the Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to the Fund’s transactions in options, which could increase the amount of taxes payable by shareholders. In particular, the Fund’s options transactions potentially could cause a substantial portion of the Fund’s income to consist of net short-term capital gains, which, when distributed, are taxable to shareholders at ordinary income tax rates. See “Distributions and Taxes” below for more information.

Short Investment Exposure.    The Fund may use short sales in its investment program in an attempt to increase its returns or for hedging purposes. The Fund may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. Short sales expose the Fund to the risk that it will be required to acquire, convert, or exchange securities or currencies to replace the borrowed securities at a time when the securities or currencies sold short have appreciated in value, thus resulting in a loss to the Fund.

In addition, the Fund is permitted to engage in short sales of securities or currencies, including securities or currencies that it does not own. To do so, the Fund borrows a security (e.g., shares of an ETF) or currency from a broker and sells it to a third party. If the Fund engages in short sales of securities or currencies it does not own, it may have to pay a premium to borrow the securities or currencies and must pay to the lender any dividends or interest it receives on the securities or currencies while they are borrowed. In addition, purchasing securities or currencies to close out a short position can itself cause the price of the securities or currencies to rise further, thereby exacerbating any losses. The Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. Short sales of securities or currencies the Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. The Fund is subject to increased leveraging risk and other investment risks described in this “Description of Principal Risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

•  LEVERAGING RISK.    The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., the Fund’s investment exposures exceed its net asset value). Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The Fund’s use of reverse repurchase agreements also subjects it to interest costs based on

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the difference between the sale and repurchase price of the security involved. The Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

The Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged.

•  COUNTERPARTY RISK.    To the extent the Fund enters into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or lends its securities, it runs the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. The Fund is not subject to any limits on its exposure to any one counterparty nor to a requirement that counterparties maintain a specific rating by a nationally recognized rating organization to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount). Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose the Fund to greater counterparty risk than exchange-traded derivatives. The Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to the Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will still have contractual remedies, but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time that events may occur that prevent settlement. Counterparty risk also is greater when the Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases the Fund’s counterparty risk. To the extent the Fund uses swap contracts it is subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Fund also is subject to counterparty risk because it executes its securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Fund.

Counterparty risk with respect to derivatives will be affected by new rules and regulations affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in instruments permitted under the applicable regulations. Therefore, the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held in the omnibus account for the relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodity Futures Trading Commission require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Fund’s initial margin, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

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•  FUND OF FUNDS RISK AND RELATED CONSIDERATIONS.    To the extent the Fund invests in shares of other investment companies, including other GMO Funds, money market funds, and ETFs (for purposes of this risk disclosure, “underlying Funds”), it is exposed to the risk that the underlying Funds will not perform as expected.

Because the Fund bears the fees and expenses of the underlying Funds in which it invests (absent reimbursement of those expenses), the Fund will incur additional expenses when investing in underlying Funds. In addition, total Fund expenses will increase if the Fund makes a new or further investment in underlying Funds with higher fees or expenses than the average fees and expenses of the underlying Funds then in the Fund’s portfolio.

The Fund also is indirectly exposed to all of the risks of an investment in the underlying Funds. To the extent the Fund invests in shares of other GMO Funds, it is subject indirectly to Large Shareholder Risk because those other GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk” above.

Investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. Unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. In addition, the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

•  NON-DIVERSIFIED FUND.    The Fund is not a “diversified” investment company under the Investment Company Act of 1940, as amended. This means the Fund is allowed to invest in the securities of a relatively small number of issuers and/or non-U.S. currencies. As a result, the Fund may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on the Fund’s performance, than if the Fund was “diversified.”

MANAGEMENT OF THE FUND

GMO, 40 Rowes Wharf, Boston, Massachusetts 02110, provides investment management and shareholder servicing and supplemental support services to the Fund (and to its wholly-owned subsidiary or subsidiaries, if any) and other GMO Funds. GMO is a private company, founded in 1977. As of [            ], GMO managed on a worldwide basis more than $[            ].

Subject to the approval of the Trustees, the Manager establishes and modifies when it deems appropriate the investment strategies of the Fund. In addition to its management of the Fund’s investment portfolio and the shareholder services it provides to the Fund, the Manager administers the Fund’s business affairs.

Each class of shares of the Fund offered by this Prospectus pays the Manager a shareholder service fee for providing client services and reporting, such as performance information, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information.

As of the date of this Prospectus, the Fund had not commenced operations, but will pay the Manager, as compensation for investment management services, an annual fee equal to [1.10]% of the Fund’s average daily net assets.

A discussion of the basis for the Trustees’ approval of the Fund’s initial investment management contract will be included in the Fund’s initial shareholder report.

GMO’s Asset Allocation Team is primarily responsible for the investment management of the Fund. The Asset Allocation Team’s investment professionals work collaboratively. In many instances, the Asset Allocation Team shares investment insights with, and benefit from the insights of, other GMO Investment Teams.

The following table identifies the senior members of the Asset Allocation Team who are primarily responsible for providing investment management services to the Fund and their titles and business experience during the past five years. The senior members directly manage, or allocate to members of the Asset Allocation Team responsibility for portions of the portfolio of, the Fund, oversee the implementation of trades, review the overall composition of the Fund’s portfolio, including compliance with stated investment objectives and strategies, and monitor cash.

Senior Member	Title; Business Experience During Past 5 Years
Ben Inker	Co-Head, Asset Allocation Team, GMO. Mr. Inker has been responsible for overseeing the portfolio management of GMO’s asset allocation portfolios since 1996.
Sam Wilderman	Co-Head, Asset Allocation Team, GMO. Mr. Wilderman has been responsible for overseeing the portfolio management of GMO’s asset allocation portfolios since September 2012. Previously, Mr. Wilderman was Co-Head of GMO’s Global Equity Team.
Chris Hudson	Portfolio Manager, Asset Allocation Team. Mr. Hudson has been responsible for overseeing the portfolio management of certain of GMO’s asset allocation portfolios since 2009.

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The SAI contains information about how GMO determines the compensation of the senior members, other accounts they manage and related conflicts, and their ownership of the Fund and other GMO Funds for which they have responsibility.

Custodians and Fund Accounting Agents

[            ], [            ], serves as the Trust’s custodian and fund accounting agent on behalf of the Fund.

Transfer Agent

[            ] serves as the Trust’s transfer agent on behalf of the Fund.

Expense Reimbursement [TO BE UPDATED BY AMENDMENT]

[The Manager has contractually agreed to reimburse the Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceeds 0.10% of the Fund’s average daily net assets. As used in this Prospectus, “Specified Operating Expenses” means: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses, expenses of non-investment related legal services provided to the Fund by or at the direction of the Manager, federal securities law filing expenses, printing expenses, state and federal registration fees, and custody expenses.

The Manager has agreed to waive or reduce the Fund’s management fee, but not below zero, to the extent necessary to offset the management fees paid to the Manager that are directly or indirectly borne by the Fund as a result of the Fund’s direct or indirect investments in other GMO Funds.

The Manager has agreed to waive or reduce the shareholder service fee charged to holders of each class of shares of the Fund, but not below zero, to the extent necessary to offset the shareholder service fees directly or indirectly borne by the class of shares of the Fund as a result of the Fund’s direct or indirect investments in other GMO Funds.

These contractual waivers and reimbursements will continue through at least [one year from the effective date of this Prospectus] for the Fund unless the Fund’s Board of Trustees authorizes their modification or termination, or reduces the fee rates paid to the Manager under the Fund’s management contract or servicing and supplement support agreement.]

DETERMINATION OF NET ASSET VALUE

The net asset value or “NAV” of each class of shares of the Fund is determined as of the close of regular trading on the NYSE, generally at 4:00 p.m. Boston time. Current net asset values per share for each class of shares of the Fund are available at www.gmo.com.

The NAV per share of a class of shares of the Fund is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, allocated to that share class by the total number of outstanding shares of that class. NAV is not determined for the Fund on days when either the NYSE or the U.S. bond markets are closed for business. In addition, because the Fund may hold portfolio securities listed on non-U.S. exchanges that trade on days on which either the NYSE or the U.S. bond markets are closed, the value of the Fund’s assets may change significantly on days when shares cannot be redeemed. The Fund may elect not to determine NAV on days when none of its shares are tendered for redemption and it accepts no orders to purchase its shares.

The value of the Fund’s investments is generally determined as follows:

Exchange-traded securities (other than Exchange-traded options) for which market quotations are readily available:

•	Last sale price or

•	Official closing price or

•	Most recent quoted price published by the exchange (if no reported last sale or official closing price) or

•	Quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange)

(Also, see discussion in “Fair Value Pricing” below.)

Exchange-traded options:

•

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions

Cleared derivatives:

•

Closing price quoted by the relevant clearing house (if an updated closing price for a cleared derivative is not available by the time that the Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model)

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OTC derivatives:

•	Price generally determined by an industry standard model

Unlisted non-fixed income securities for which market quotations are readily available:

•	Most recent quoted price

Fixed income securities (includes bonds, asset-backed securities, loans, structured notes):

•

Most recent quoted price supplied by a single pricing source chosen by GMO (if an updated quoted price for a fixed income security is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use the most recent quoted price to value that security)

•

Non-emerging market fixed income securities with a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value, if the issuer is deemed to present minimal credit risk

Note: Reliable quoted prices may not always be available. When they are not available, the Fund may use alternative valuation methodologies (e.g., valuing the relevant assets at “fair value” as described below).

Shares of other GMO Funds and other open-end registered investment companies:

•	Most recent NAV

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the market practice for a security does not involve a bid or an ask, the “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

The prices of non-U.S. securities quoted in non-U.S. currencies, non-U.S. currency balances, and the value of non-U.S. forward currency contracts are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 p.m. Boston time, at then current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value.

Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative pricing sources may be available for securities held by the Fund, those alternative sources are not typically part of the valuation.

“Fair Value” Pricing

For all other assets and securities, including derivatives, and in cases where quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, the Fund’s investments are valued at “fair value,” as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.

With respect to the Fund’s use of “fair value” pricing, you should note the following:

▶

In some cases, a significant percentage of the Fund’s assets may be “fair valued.” The value of assets that are “fair valued” is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Factors that may be considered in determining “fair value” include, among others, the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund’s net asset value is calculated, other news events, and significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). Because of the uncertainty inherent in pricing, and in particular fair value pricing, the fair value determined for a particular security may be materially different from the value realized upon its sale.

▶

The valuation methodologies described above are modified for equities that trade in non-U.S. securities markets that close prior to the close of the NYSE due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close.

▶

The Fund’s use of fair value pricing may cause the Fund’s returns to differ from those of a comparative index more than would otherwise be the case. For example, the Fund may fair value its international equity holdings as a result of significant events that occur after the close of the relevant market and before the time the Fund’s net asset value is calculated. In these cases, the index may use the local market closing price, while the Fund uses an adjusted “fair value” price.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has established a policy with respect to disclosure of its portfolio holdings. That policy is described in the SAI.

Information regarding the Fund’s portfolio holdings as of each month’s end is made available to shareholders of the Trust (including shareholders of record of indirect investments in the Fund through another fund managed by GMO) (“permitted shareholders”), qualified potential shareholders as determined by GMO (including qualified potential shareholders of record who are considering an indirect investment in the Fund through another fund managed by GMO) (“potential shareholders”), and their consultants or agents through a secured link on GMO’s website approximately [five] days after month end. Permitted shareholders and potential shareholders of GMO Funds that invest in the Fund, as well as their consultants and agents, are able to access the Fund’s portfolio holdings when that information is posted each month on GMO’s website. Periodically, in response to heightened market interest in specific issuers, the Fund’s holdings in one or more issuers may be made available on a more frequent basis to permitted shareholders, potential shareholders, and their consultants or agents through a secured link on GMO’s website. This information may be posted as soon as the business day following the date to which the information relates.

To access this information on GMO’s website (http://www.gmo.com/america/strategies), permitted shareholders, potential shareholders, and their consultants and agents (collectively, “permitted recipients”) must contact GMO to obtain a password and user name (to the extent they do not already have them) and must generally enter into a confidentiality agreement with GMO and the Trust. GMO may make portfolio holdings information available in alternate formats and under additional circumstances under the conditions described in the SAI. Beneficial owners of shares of the Fund who have invested in the Fund through a broker or agent should contact that broker or agent for information on how to obtain access to information on the website regarding the Fund’s portfolio holdings.

The Fund or GMO may suspend the posting of portfolio holdings, and the Fund may modify the disclosure policy, without notice to shareholders. Once posted, the Fund’s portfolio holdings will remain available on the website at least until the Fund files a Form N-CSR (annual/semiannual report) or Form N-Q (quarterly schedule of portfolio holdings) for the period that includes the date of those holdings.

HOW TO PURCHASE SHARES

Under ordinary circumstances, you may purchase the Fund’s shares directly from the Trust on days when both the NYSE and the U.S. bond markets are open for business. In addition, certain brokers and agents are authorized to accept purchase and redemption orders on the Fund’s behalf. These brokers and agents may charge transaction fees and impose restrictions on purchases of Fund shares through them. For instructions on purchasing shares, call the Trust at 1-617-346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent. The Trust will not accept a purchase order until it has received a GMO Trust Application deemed to be in good order by the Trust or its designated agent. In addition, the Trust may not accept a purchase order unless an Internal Revenue Service (“IRS”) Form W-9 (for U.S. shareholders) or the appropriate IRS Form W-8 (for non-U.S. shareholders) with a correct taxpayer identification number (if required) is on file with the Trust or its agent and that W-9 or W-8 is deemed to be in good order by the Trust’s withholding agent, State Street Bank and Trust Company. The Trust may require additional tax-related certifications, information or other documentation from you in order to comply with applicable U.S. federal reporting and withholding tax provisions, including the Foreign Account Tax Compliance Act. For more information on these rules, see “Taxes” in the SAI. Please consult your tax adviser to ensure all tax forms provided to the Trust are completed properly and maintained, as required, in good order. GMO has the right to decide when a completed form is in good order.

Purchase Policies.    You must submit a purchase order in good order to avoid its being rejected. In general, a purchase order is in good order if it includes:

•	The name of the Fund being purchased;

•	The U.S. dollar amount of the shares to be purchased;

•	The date on which the purchase is to be made (subject to receipt prior to the close of regular trading on the NYSE (generally 4:00 p.m. Boston time) (the “Cut-off Time”) on that date);

•	The name and/or the account number (if any) set forth with sufficient clarity to avoid ambiguity; and

•	The signature of an authorized signatory as identified in the GMO Trust Application or subsequent authorized signers list.

If payment in full (in U.S. funds paid by check or wire or, when approved, by securities) is not received prior to the Cut-off Time on the intended purchase date, the order may be rejected or deferred until payment in full is received unless prior arrangements for later payment have been approved by GMO.

A purchase order received in “good order” will be priced at the net asset value of the Fund shares being purchased next computed after it is received by the Trust or an authorized agent. If a purchase order is received in good order by the Trust or its designated agent, together with payment in full, prior to the Cut-off Time, the purchase price for the Fund shares to be purchased is the net asset value per share determined on that day (plus any applicable purchase premium). If that order is received after the Cut-off Time, the purchase price for the Fund shares to be purchased is the net asset value per share of the class of Fund shares to be purchased determined on the next business day that both the NYSE and the U.S. bond markets are open (plus any applicable purchase premium). Purchase orders that are

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received on days when either the NYSE or the U.S. bond markets are closed will not be accepted until the next day on which both the NYSE and the U.S. bond markets are open, and the purchase price is the net asset value per share of the class of Fund shares to be purchased determined on that day (plus any applicable purchase premium). See “Purchase Premiums and Redemption Fees” on page 22 of this Prospectus for a discussion of purchase premiums charged by the Fund, including circumstances under which all or a portion of the purchase premiums may be waived. Purchase premiums are not charged on reinvestments of distributions.

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires the Trust to verify identifying information provided by each investor in its GMO Trust Application, and the Trust may require further identifying documentation. If the Trust is unable to verify the information shortly after your account is opened, the account may be closed and your shares redeemed at their net asset value at the time of the redemption.

The Trust and its agents reserve the right to reject any purchase order. In addition, without notice, the Fund in its sole discretion may temporarily or permanently suspend sales of its shares to new investors and/or existing shareholders.

Minimum initial investment amounts by class are set forth in the table on page 23 of this Prospectus. The Trust may waive initial minimums for some investors.

Funds advised or sub-advised by GMO (“Top Funds”) may purchase shares of the Fund after the Cut-off Time and receive the current day’s price if the following conditions are met: (i) the Top Fund received a good order purchase order prior to the Cut-off Time on that day; and (ii) the purchase(s) by the Top Fund of shares of the Fund are executed pursuant to an allocation predetermined by GMO prior to that day’s Cut-off Time.

Submitting Your Purchase Order Form.    Completed purchase order forms can be submitted by mail, facsimile, or e-mail (provided that a PDF copy of the completed purchase order form is attached to the e-mail) or other form of communication pre-approved by Shareholder Services to the Trust at:

GMO Trust

c/o Grantham, Mayo, Van Otterloo & Co. LLC

40 Rowes Wharf

Boston, Massachusetts 02110

Facsimile: 1-617-439-4192

Attention: Shareholder Services

E-mail: clientorder@gmo.com

Call the Trust at 1-617-346-7646 or send an e-mail to SHS@GMO.com to confirm that GMO received, made a good order determination regarding, and accepted your purchase order form. Do not send cash, checks, or securities directly to the Trust. A purchase order submitted by mail is “received” by the Trust when it is actually delivered to the Trust or its designated agent. A purchase order delivered by facsimile or e-mail is “received” by the Trust when it is actually received by the Trust or its designated agent. The Trust is not responsible for purchase orders submitted but not actually received by the Trust or its designated agent for any reason, including purchase orders not received on account of a computer virus or other third-party interference.

Funding Your Investment.    You may purchase shares:

•	with cash (by means of wire transfer or check or other form of payment preapproved by GMO Shareholder Services)

▶	By wire. Instruct your bank to wire your investment to:

State Street Bank and Trust Company, Boston, Massachusetts

ABA#: 011000028

Attn: Transfer Agent

Credit: GMO Deposit Account 00330902

Further credit: GMO Fund/Account name and number

▶	By check. All checks must be made payable to the Fund or to GMO Trust. The Trust will not accept checks payable to a third party that have been endorsed by the payee to the Trust. Mail checks to:

By U.S. Postal Service:	By Overnight Courier:
State Street Bank and Trust Company	State Street Bank and Trust Company
Transfer Agency/GMO	Attn: Transfer Agency/GMO
Box 5493	200 Clarendon Street
Mail Code JHT1651	Mail Code JHT1651
Boston, MA 02206	Boston, MA 02116

•	in exchange for securities acceptable to the Manager

▶	securities must be approved by the Manager prior to transfer to the Fund

▶	securities will be valued as set forth under “Determination of Net Asset Value”

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▶	you may bear any stamp or other transaction-based taxes or certain other costs arising in connection with the transfer of securities to the Fund.

•	by a combination of cash and securities

The Trust is not responsible for cash (including wire transfers and checks) or securities delivered in connection with a purchase of Fund shares until they are actually received by the Fund. A purchaser will not earn interest on the Fund prior to their investment in the Fund.

Frequent Trading Activity.    As a matter of policy, the Trust will not honor requests for purchases or exchanges by shareholders identified as engaging in frequent trading strategies, including market timing, that GMO determines could be harmful to the Fund and its shareholders. Frequent trading strategies generally are strategies that involve repeated exchanges and/or purchases and redemptions (or redemptions and purchases) within a short period of time. Frequent trading strategies can be disruptive to the efficient management of the Fund, materially increase portfolio transaction costs and taxes, dilute the value of shares held by long-term investors, or otherwise be harmful to the Fund and its shareholders.

The Trustees have adopted procedures designed to detect and prevent frequent trading activity that could be harmful to the Fund and its shareholders (the “Procedures”). The Procedures include the fair valuation of non-U.S. securities, periodic surveillance of trading in shareholder accounts and inquiry as to the nature of trading activity. If GMO determines that an account is engaging in frequent trading that has the potential to be harmful to the Fund or its shareholders, the Procedures permit GMO to adopt various prevention measures, including suspension of the account’s exchange and purchase privileges. There is no assurance that the Procedures will be effective in all instances. The Fund reserves the right to reject any order or terminate the sale of Fund shares at any time.

Each of the Procedures does not apply to all GMO Funds or all GMO Fund trading activity. Application of the Procedures is dependent upon: (1) whether a GMO Fund imposes purchase premiums and/or redemption fees, (2) the nature of a GMO Fund’s investment program, including its typical cash positions and/or whether it invests in non-U.S. securities, and (3) whether GMO has investment discretion over the purchase, exchange, or redemption activity. Other GMO Funds and accounts over which GMO has investment discretion invest in other GMO Funds, including the Fund, and are not subject to restrictions on the frequency with which they purchase those GMO Funds’ shares. Although GMO may not take affirmative steps to detect frequent trading for certain GMO Funds, GMO will not honor requests for purchases or exchanges by shareholders identified as engaging in frequent trading strategies that GMO determines could be harmful to those GMO Funds and their shareholders.

Shares of the Fund may be distributed through financial intermediaries that submit aggregate or net purchase and redemption orders through omnibus accounts. These omnibus accounts often by nature engage in frequent transactions due to the daily trading activity of their investors. Because transactions by omnibus accounts often take place on a net basis, GMO’s ability to detect and prevent the implementation of frequent trading strategies within those accounts is limited. GMO ordinarily seeks the agreement of a financial intermediary to monitor for and restrict frequent trading in accordance with the Procedures. In addition, the Fund may rely on a financial intermediary to monitor for and restrict frequent trading in accordance with the intermediary’s policies and procedures in lieu of the Procedures if GMO believes that the financial intermediary’s policies and procedures are reasonably designed to detect and prevent frequent trading activity that could be harmful to the Fund and its shareholders. Shareholders who own Fund shares through an intermediary should consult with that intermediary regarding its frequent trading policies.

HOW TO REDEEM SHARES

Under ordinary circumstances, you may redeem the Fund’s shares on days when both the NYSE and the U.S. bond markets are open for business. Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. The broker or agent may charge transaction fees and impose restrictions on redemptions of Fund shares through it. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an e-mail to SHS@GMO.com. The Fund may remit the redemption proceeds for redemption orders received on the same day at different times for different shareholders and may take up to seven days to remit proceeds.

Redemption Policies.    You must submit a redemption order in good order to avoid having it rejected by the Trust or its designated agent. In general, a redemption order is in good order if it includes:

•	The name of the Fund being redeemed;

•	The number of shares or the dollar amount of the shares to be redeemed or the dollar amount that the investor wants to receive;

•	The date on which the redemption is to be made (subject to receipt prior to the Cut-off Time on that date);

•	The name and/or the account number set forth with sufficient clarity to avoid ambiguity;

•	The signature of an authorized signatory as identified in the GMO Trust Application or subsequent authorized signers list; and

•

Wire instructions or registration address that match the wire instructions or registration address (as applicable) on file at GMO or confirmation from an authorized signatory that the wire instructions are valid.

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Redemption orders received in “good order” will be priced at the net asset value of the class of Fund shares being redeemed next computed after they are received by the Trust or an authorized agent. If a redemption order is received in good order by the Trust or its designated agent prior to the Cut-off Time, the redemption price for the Fund shares being redeemed is the net asset value per share of the class of Fund shares being redeemed determined on that day (less any applicable redemption fee). Redemption orders in good order that are received on days when either the NYSE or the U.S. bond markets are closed will not be accepted until the next day on which both the NYSE and the U.S. bond markets are open, and the redemption price will be the net asset value per share determined that day (less any applicable redemption fee). If a redemption order is received after the Cut-off Time, the redemption price for the Fund shares to be redeemed is the net asset value per share determined on the next business day that both the NYSE and the U.S. bond markets are open (less any applicable redemption fee), unless you or another authorized person on your account has instructed GMO Shareholder Services in writing to defer the redemption to another day. If you or another authorized person on your account has instructed GMO Shareholder Services to defer the redemption to another day, you or another authorized person on your account may revoke your redemption order in writing at any time prior to the Cut-off Time on the redemption date. Redemption fees, if any, apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). See “Purchase Premiums and Redemption Fees” on page 22 for a discussion of redemption fees charged by the Fund, including circumstances under which all or a portion of the fees may be waived. In the event of a disaster affecting Boston, Massachusetts, you should contact GMO to confirm that your redemption order was received and is in good order.

Failure to provide the Trust with a properly authorized redemption order or otherwise satisfy the Trust as to the validity of any change to the wire instructions or registration address may result in a delay in processing a redemption order, delay in remittance of redemption proceeds, or a rejection of the redemption order.

In GMO’s sole discretion, the Fund may pay redemption proceeds wholly or partly in securities (selected by GMO) instead of cash. In particular, if market conditions deteriorate and GMO believes the Fund’s redemption fee (if any) will not fairly compensate the Fund for transaction costs, the Fund may limit cash redemptions and use portfolio securities to pay the redemption price to protect the interests of all Fund shareholders. Redemptions paid with portfolio securities may require shareholders to enter into new custodial arrangements if they do not have accounts available for holding securities directly.

If a redemption is paid in cash:

•	payment will generally be made by means of a federal funds transfer to the bank account designated in the relevant GMO Trust Application

▶

designation of one or more additional bank accounts or any change in the bank accounts originally designated in the GMO Trust Application must be made in a recordable format by an authorized signatory according to the procedures in the GMO Trust Redemption Order Form

▶	if there is ambiguity with wire instructions that cannot be resolved in a timely manner, GMO may elect to remit redemption proceeds by check

•	upon request, payment will be made by check mailed to the registration address (unless another address is specified according to the procedures in the GMO Trust Redemption Order Form)

•	Non-U.S. dollar currencies used to pay redemption proceeds will be valued in accordance with the Trust’s valuation procedures.

The Trust will not pay redemption proceeds to third-parties and does not offer check-writing privileges.

The Trust typically will not pay redemption proceeds to multiple bank accounts.

If a redemption is paid with securities, you should note that:

•	the securities will be valued as set forth under “Determination of Net Asset Value”;

•	the securities will be selected by GMO in light of the Fund’s objective and other practical considerations and may not represent a pro rata distribution of each security held in the Fund’s portfolio;

•	you will likely incur brokerage charges on the sale of the securities;

•	redemptions paid in securities generally are treated by shareholders for tax purposes the same as redemptions paid in cash;

•	you may bear any stamp or other transaction-based taxes or certain other costs arising in connection with the Fund’s transfer of securities to you; and

•	the securities will be transferred and delivered by the Trust as directed in writing by an authorized person on your account.

The Fund may suspend the right of redemption and may postpone payment for more than seven days:

•	during periods when the NYSE is closed other than customary weekend or holiday closings;

•	during periods when trading on the NYSE is restricted;

•	during an emergency that makes it impracticable for the Fund to dispose of its securities or to fairly determine its net asset value; or

•	during any other period permitted by the Securities and Exchange Commission (“SEC”).

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Pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trust has the unilateral right to redeem Fund shares held by a shareholder at any time if at that time: (i) the shares of the Fund or a class held by the shareholder have an aggregate net asset value of less than an amount determined from time to time by the Trustees; or (ii) the shares of the Fund or class held by the shareholder exceed a percentage of the outstanding shares of the Fund or the class determined from time to time by the Trustees. The Trustees have authorized GMO in its sole discretion to redeem shares to prevent a shareholder from becoming an affiliated person of the Fund.

Top Funds may redeem shares of the Fund after the Cut-off Time and receive the current day’s price if the following conditions are met: (i) the Top Fund received a redemption order prior to the Cut-off Time on that day; and (ii) the redemption of the shares of the Fund is executed pursuant to an allocation predetermined by GMO prior to that day’s Cut-off Time.

Cost Basis Reporting.    To the extent your account is subject to U.S. federal tax reporting (including an account for which you have informed the Fund that you would like to receive “informational only” U.S. federal tax reporting), upon the redemption or exchange of shares in the Fund held in such account, the Fund will provide you with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please consult the Trust for more information regarding available methods for cost basis reporting, including the Fund’s default method, and how to select or change a particular method. Please also consult your tax adviser to determine which available cost basis method is most appropriate for you.

Submitting Your Redemption Order.    Redemption orders can be submitted by mail, facsimile, or e-mail to the Trust at the address/facsimile number/e-mail address set forth under “How to Purchase Shares — Submitting Your Purchase Order Form.” Redemption orders are “received” by the Trust when they are actually received by the Trust or its designated agent. Call the Trust at 1-617-346-7646 or send an e-mail to SHS@GMO.com to confirm that GMO received, made a good order determination regarding, and accepted your redemption order.

PURCHASE PREMIUMS AND REDEMPTION FEES

Purchase premiums and redemption fees are paid to and retained by the Fund to help offset estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties, and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying Funds) as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder.

The Fund may impose a new purchase premium and/or redemption fee or modify an existing fee at any time. Please refer to the “Shareholder fees” table under the caption “Fees and expenses” in the Fund Summary for details regarding the purchase premium and/or redemption fee, if any, charged by the Fund.

Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

Waiver of Purchase Premiums/Redemption Fees

If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion.

The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

The Manager will waive or reduce the purchase premium when securities are used to purchase the Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with its acquisition of those securities. The Fund may waive or reduce redemption fees when it uses portfolio securities to redeem its shares. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with the Trust to transmit orders for purchases and redemptions the day after those orders are received.

The Manager may consider known cash flows out of or into the Fund when placing orders for the cash purchase or redemption of Fund shares by accounts over which the Manager has investment discretion, including other GMO Funds and other pooled investment vehicles. Consequently, those accounts will tend to benefit more from waivers of the Fund’s purchase premiums and redemption fees than other Fund shareholders.

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MULTIPLE CLASSES AND ELIGIBILITY

The Fund offers multiple classes of shares. The sole economic difference among the various classes of shares described in this Prospectus is in their shareholder service fee. Differences in the shareholder service fee reflect the fact that, as the size of an investor relationship increases, the cost to service that investor decreases as a percentage of the investor’s assets. Thus, the shareholder service fee generally is lower for classes requiring greater minimum investments.

An investor’s eligibility to purchase Fund shares or different classes of Fund shares depends on the investor’s meeting either (i) the minimum “Total Fund Investment,” which includes only an investor’s total investment in the Fund, or (ii) the minimum “Total GMO Investment,” both set forth in the table below. For investors owning shares of the Fund, no minimum additional investment is required to purchase additional shares of the Fund.

Minimum Investment Criteria for Class Eligibility

	Minimum Total Fund Investment[1]	Minimum Total GMO Investment	Shareholder Service Fee (as a % of average daily net assets
Class III Shares	[N/A]	[$10 million]	[0.15%]
Class IV Shares	[$125 million]	[$250 million]	[0.10%]
Class V Shares	[$250 million]	[$500 million]	[0.085%]
Class VI Shares	[$300 million]	[$750 million]	[0.055%]
Class VII Shares	[$500 million]	[$1 billion]	[0.04%]

1 The eligibility requirements in the table above are subject to exceptions and special rules for plan investors investing through financial intermediaries. See discussion immediately following this table for more information about these exceptions and special rules.

An investor’s Total GMO Investment equals the Manager’s estimate of the market value of all the investor’s assets managed by GMO and its affiliates (i) at the time of the investor’s initial investment, (ii) at the close of business on the last business day of each calendar quarter, or (iii) at other times as determined by the Manager (including those described below under “Conversions between Classes”) (each, a “Determination Date”). When purchasing shares of the Fund, investors should consult with the Manager to determine the applicable Determination Date and the share class for which they are eligible.

Upon request GMO may permit an investor to undertake in writing to meet the applicable Total Fund Investment or Total GMO Investment minimums over a specified period (a “Commitment Letter”).

You should note:

•	No minimum additional investment is required to purchase additional shares of the Fund or any class of shares of the Fund that you currently hold.

•

GMO makes all determinations as to the aggregation of investor accounts for purposes of determining eligibility. See the SAI for a discussion of factors GMO considers relevant when making those determinations.

•	Eligibility requirements for the Fund or each class of shares of the Fund, as the case may be, are subject to change.

•

GMO may waive eligibility requirements for certain persons, accounts, or special situations. These waivers include the waiver of eligibility requirements for (i) GMO Funds and other accounts over which GMO has investment discretion that invest in other GMO Funds, (ii) GMO directors, partners, employees, agents, and their family members, (iii) the Trustees of the Trust, (iv) Trustees of other mutual funds sponsored by GMO, and (v) clients of an investment consultant or similar investment professional with a substantial ongoing business relationship with GMO.

•	Investors investing through an intermediary may be permitted to invest in Class III Shares and investments through an intermediary may not be subject to conversions between classes.

Conversions between Classes

As described in “Additional Summary Information About the Fund,” in determining whether an investor is eligible to purchase Fund shares, GMO considers each investor’s Total Fund Investment and Total GMO Investment on each Determination Date. Based on this determination, and subject to the following, each investor’s Fund shares eligible for conversion will be converted to the class of shares of the Fund with the lowest shareholder service fee for which the investor satisfies all minimum investment requirements (or, to the extent the investor already holds shares of that class, the investor will remain in that class). Except as noted below, with respect to the Fund:

•

If an investor satisfies all minimum investment requirements for a class of shares then being offered that bears a lower shareholder service fee than the class held by the investor on the Determination Date (generally at the close of business on the last business day of each calendar quarter), the investor’s shares eligible for conversion generally will be automatically converted to that class within 45 calendar days following the Determination Date on a date selected by the Manager.

•

If an investor no longer satisfies all minimum investment requirements for the class of shares of the Fund held by the investor on the last Determination Date of a calendar year (generally at the close of business on the last business day of the calendar year), the Fund

23

generally will convert the investor’s shares to the class it is then offering bearing the lowest shareholder service fee for which the investor satisfies all minimum investment requirements (which class will typically bear a higher shareholder service fee than the class then held by the investor). If an investor no longer satisfies all minimum investment requirements for any class of the Fund as of the last Determination Date of a calendar year, the Fund will convert the investor’s shares to the class of the Fund then being offered bearing the highest shareholder service fee. Notwithstanding the foregoing, an investor’s shares will not be converted to a class of shares bearing a higher shareholder service fee without at least 15 calendar days’ prior notice, and if the investor makes an additional investment and/or the value of the investor’s shares otherwise increases prior to the end of the notice period so as to satisfy all minimum investment requirements for the investor’s current class of shares, the investor will remain in the class of shares then held by the investor. Solely for the purpose of determining whether an investor has satisfied the minimum investment requirements for an investor’s current class of shares, the value of the investor’s shares is considered to be the greater of (i) the value of the investor’s shares on the relevant Determination Date, (ii) the value of the investor’s shares on the date that GMO reassesses the value of the investor’s account for the purpose of sending notice of a proposed conversion, or (iii) the value of the investor’s shares immediately prior to the date when the conversion would take place. If the investor is not able to make an additional investment in the Fund solely because the Fund is closed to new investment or is capacity constrained, the class of shares then held by the investor will not be converted unless the Manager approves reopening the Fund to permit the investor to make an additional investment. The conversion of an investor’s shares to a class of shares bearing a higher shareholder service fee generally will occur within 60 calendar days following the last Determination Date of a calendar year or, in the case of conversion due to an abusive pattern of investments or redemptions (see next paragraph), on any other date the Manager determines.

The Fund may at any time without notice convert an investor’s shares to the class it is then offering bearing the lowest shareholder service fee for which the investor satisfied all minimum investment requirements (or, if the Fund has no such class, the class of the Fund bearing the highest shareholder service fee) if the investor no longer satisfies all minimum investment requirements for the class of shares held by the investor and: (i) the Manager believes the investor has engaged in an abusive pattern of investments or redemptions (e.g., a large investment just before a Determination Date and a redemption immediately after the Determination Date), (ii) the investor fails to meet the applicable Total Fund Investment or Total GMO Investment minimums by the time specified in the investor’s Commitment Letter, or (iii) the total expense ratio borne by the investor immediately following the conversion is equal to or less than the total expense ratio borne by the investor immediately before the conversion (after giving effect to any applicable fee and expense waivers or reimbursements).

For U.S. federal income tax purposes, the conversion of an investor’s investment from one class of shares of the Fund to another class of shares of the Fund generally should not result in the recognition of gain or loss in the shares that are converted. Thus, in general, the investor’s tax basis in the new class of shares immediately after the conversion should equal the investor’s basis in the converted shares immediately before the conversion, and the holding period of the new class of shares should include the holding period of the converted shares.

DISTRIBUTIONS AND TAXES

The Fund’s policy is to declare and pay dividends of its net investment income, if any, semi-annually, although the Fund is permitted to, and will from time to time, declare and pay dividends of net investment income, if any, more frequently. The Fund also intends to distribute net realized capital gains, whether from the sale of investments held by the Fund for not more than one year (net short-term capital gains) or from the sale of investments held by the Fund for more than one year (net long-term capital gains), if any, at least annually. In addition, the Fund may, from time to time and at its discretion, make unscheduled distributions in advance of large redemptions by shareholders or as otherwise deemed appropriate by the Fund. From time to time, distributions by the Fund could constitute a return of capital to shareholders for U.S. federal income tax purposes. Shareholders should read the description below for information regarding the tax character of distributions from the Fund to shareholders.

Typically, all dividends and/or distributions are reinvested in additional shares of the Fund, at net asset value, unless a shareholder elects to receive cash. Shareholders may elect to receive cash by marking the appropriate boxes on the GMO Trust Application, by writing to the Trust, or by notifying their broker or agent. No purchase premium is charged on reinvested dividends or distributions.

It is important for you to note:

•

The Fund is treated as a separate taxable entity for U.S. federal income tax purposes and intends to qualify and be treated each year as a RIC under Subchapter M of the Code. See “Taxes” in the SAI for more information about the tax consequences of not qualifying as a RIC.

•	For U.S. federal income tax purposes, distributions of net investment income generally are taxable to shareholders as ordinary income.

•

For U.S. federal income tax purposes, taxes on distributions of net realized capital gains generally are determined by how long the Fund owned the investments that generated them, rather than by how long a shareholder has owned shares in the Fund. Distributions of net realized capital gains from the sale of investments that the Fund owned for more than one year and that are reported by the Fund as capital gain dividends generally are taxable to shareholders as long-term capital gains. Distributions of net realized capital gains from

24

the sale of investments that the Fund owned for one year or less generally are taxable to shareholders as ordinary income. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments.

•

The Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains for that year, in which case the excess generally would be treated as a return of capital, which would reduce a shareholder’s tax basis in its shares, with any amounts exceeding such basis treated as capital gain. A return of capital is not taxable to shareholders to the extent such amount does not exceed a shareholder’s tax basis, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

•

The Fund will carry any net realized capital losses (i.e., realized capital losses in excess of realized capital gains) from any taxable year forward to one or more subsequent taxable years to offset capital gains, if any, realized during such years. The Fund may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply such carryforwards first against gains of the same character. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year. The Fund’s ability to utilize these and certain other losses to reduce distributable net realized capital gains in succeeding taxable years may be limited by reason of direct or indirect changes in the actual or constructive ownership of the Fund. See “Taxes” in the SAI for more information.

•

Distributions of net investment income properly reported by the Fund as derived from “qualified dividend income” will be taxable to shareholders taxed as individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels.

•

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. Certain details of the implementation of this tax remain subject to future guidance. Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net gains recognized on the sale, redemption or exchange of shares in the Fund, and may be reduced by certain allowable deductions. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.

•

Distributions by the Fund generally are taxable to a shareholder even if they are paid from income or gains earned by the Fund before that shareholder invested in the Fund (and accordingly the income or gains were included in the price the shareholder paid for the Fund’s shares). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

•

Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws generally will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax adviser to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions from such a plan.

•

Any gain resulting from a shareholder’s sale, exchange, or redemption of Fund shares generally will be taxable to the shareholder as short-term and/or long-term capital gain, depending on how long the Fund shares were held by the shareholder. Redemptions paid in securities generally are treated by shareholders for U.S. federal income tax purposes the same as redemptions paid in cash.

•

The Fund’s non-U.S. investments may be subject to non-U.S. withholding or other taxes on dividends, interest, or capital gains. The Fund may otherwise be subject to non-U.S. taxation on repatriation proceeds generated from those investments or to other transaction-based non-U.S. taxes on those investments. Those withholding and other taxes will reduce the Fund’s yield on non-U.S. investments. In some cases, the Fund may seek to collect a refund in respect of taxes paid to a non-U.S. country (see “Description of Principal Risks—Non-U.S. Investment Risk” for more information). The non-U.S. withholding and other tax rates applicable to the Fund’s investments in certain non-U.S. jurisdictions may be higher in certain circumstances, for instance, if the Fund has a significant number of non-U.S. shareholders or if the Fund or underlying Fund invests through a subsidiary. In certain instances, shareholders may be entitled to claim a credit or deduction (but not both) for non-U.S. taxes paid directly or indirectly. In addition, the Fund’s investments in certain non-U.S. investments, non-U.S. currencies or non-U.S. currency derivatives may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. See “Taxes” in the SAI for more information.

•	Any U.S. withholding or other taxes applicable to the Fund’s investments in its wholly-owned subsidiaries will reduce the Fund’s return on its investments.

•

Under the Fund’s securities lending arrangements, when a dividend is paid in respect of the Fund security out on loan, the borrower is required to pay to the Fund a substitute payment at least equal, on an after-tax basis, to the dividend that the Fund would have received if it had received the dividend directly. Because some borrowers of non-U.S. securities may be subject to levels of taxation that are lower than the rates applicable to the Fund, some borrowers are likely to be motivated by the ability to earn a profit on those differential tax rates and to pay the Fund for the opportunity to earn that profit. In the United States, Congress has enacted legislation limiting the ability of certain swaps and similar derivative instruments and securities lending transactions to reduce otherwise applicable U.S. withholding taxes on U.S. stock dividends paid to a non-U.S. person. There can be no assurance that similar legislation will not be adopted in other jurisdictions with respect to non-U.S. investments or that non-U.S. taxing authorities will not otherwise challenge beneficial tax results arising from swaps or other derivative instruments or securities lending arrangements.

25

•

Certain of the Fund’s investment practices, including derivative transactions, short sales, hedging activities generally, and securities lending activities, as well as certain of the Fund’s investments, including debt obligations issued or purchased at a discount, asset-backed securities, assets “marked to the market” for U.S. federal income tax purposes, REITs, equity in certain non-U.S. corporations, master limited partnerships and, potentially, so-called “indexed securities” (such as TIPS or other inflation indexed bonds), will be subject to special and complex U.S. federal income tax provisions. These special rules may affect the timing, character, and/or amount of the Fund’s distributions and, in some cases, may cause the Fund to liquidate investments at a time when it is not advantageous to do so. In addition, the tax treatment of certain of the Fund’s investments is not clear. This lack of clarity could potentially affect the timing, character and amount of the Fund’s income and gain, and, in certain instances the Fund’s ability to qualify as a RIC under Subchapter M of the Code. See “Taxes” in the SAI for more information about the tax consequences of specific Fund investment practices and investments.

•

To the extent the Fund invests in other GMO Funds or other investment companies treated as RICs, partnerships, trusts or other pass-through structures for U.S. federal income tax purposes, including certain ETFs, the Fund’s distributions could vary in terms of their timing, character, and/or amount, in some cases significantly, from what the Fund’s distributions would have been had the Fund invested directly in the portfolio investments held by the underlying investment companies. See “Taxes” in the SAI for more information.

•

The Fund does not expect to pass through to shareholders the tax-exempt character of interest from investments in tax-exempt municipal bonds, if any. Therefore, any interest on municipal bonds will be taxable to shareholders of the Fund when received as a distribution from the Fund.

•	Certain of the Fund’s derivatives transactions or the Fund’s ability to achieve its investment objective may be limited by its intention to qualify as a RIC.

This section provides a general summary of the principal U.S. federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents, or corporations. You should consult your own tax advisers about the precise tax consequences of an investment in the Fund in light of your particular tax situation, including possible non-U.S., state, local, or other applicable taxes (including the federal alternative minimum tax). Most states permit mutual funds, such as the Fund, to “pass through” to their shareholders the state tax exemption on income earned from investments in certain Direct U.S. Treasury Obligations, as well as some limited types of U.S. government agency securities, so long as a fund meets all applicable state requirements. Therefore, you may be allowed to exclude from your state taxable income distributions made to you by the Fund, to the extent attributable to interest the Fund directly or indirectly earned on such investments. The availability of these exemptions varies by state. You should consult your tax advisers regarding the applicability of any such exemption to your situation.

See “Taxes” in the SAI for more information, including a summary of certain tax consequences of investing in the Fund for non-U.S. shareholders.

INVESTMENT IN OTHER GMO FUNDS

[TO BE UPDATED BY AMENDMENT]

[GMO U.S. Treasury Fund. GMO U.S. Treasury Fund (“U.S. Treasury Fund”), a series of the Trust, is not offered by this Prospectus. U.S. Treasury Fund is managed by GMO.

U.S. Treasury Fund pays an investment management fee to the Manager at the annual rate of 0.08% of U.S. Treasury Fund’s average daily net assets. U.S. Treasury Fund offers a single class of shares.

U.S. Treasury Fund’s investment objective is liquidity and safety of principal with current income as a secondary objective.

The Manager pursues investment strategies for U.S. Treasury Fund that are intended to complement the strategies being pursued by the Manager in other funds or accounts managed by GMO. Accordingly, U.S. Treasury Fund is not a standalone investment.

Under normal circumstances, U.S. Treasury Fund invests at least 80% of its assets in Direct U.S. Treasury Obligations and repurchase agreements collateralized by these Obligations. “Direct U.S. Treasury Obligations” include U.S. Treasury bills, bonds and notes and other securities issued by the U.S. Treasury, as well as Separately Traded Registered Interest and Principal Securities (STRIPS) and other zero-coupon securities. The Manager normally seeks to maintain an interest rate duration of one year or less for U.S. Treasury Fund’s portfolio.

U.S. Treasury Fund also may enter into repurchase agreements, under which U.S. Treasury Fund purchases a security backed by the full faith and credit of the U.S. government from a seller who simultaneously commits to repurchase, on an agreed upon date in the future, the security from U.S. Treasury Fund at the original purchase price plus an agreed upon amount representing the original purchase price plus interest. The counterparties in repurchase agreements are typically broker-dealers and banks, and the safety of the arrangement depends on, among other things, U.S. Treasury Fund’s having an interest in the security that it can realize in the event of the insolvency of the counterparty.

26

In addition to Direct U.S. Treasury Obligations, U.S. Treasury Fund may invest in other fixed income securities that are backed by the full faith and credit of the U.S. government, such as fixed income securities issued by the Government National Mortgage Association (GNMA) and the Federal Deposit Insurance Corporation (FDIC) that are guaranteed by the U.S. government. U.S. Treasury Fund also may invest in money market funds that are unaffiliated with GMO.

Although the fixed income securities purchased by U.S. Treasury Fund normally will have a stated or remaining maturity of one year or less, Direct U.S. Treasury Obligations purchased pursuant to repurchase agreements may not, and, therefore, if the counterparty to the repurchase agreement defaults, U.S. Treasury Fund may end up owning a security with a stated or remaining maturity of more than one year.

U.S. Treasury Fund is not a money market fund and is not subject to the duration, quality, diversification, and other requirements applicable to money market funds.

In selecting U.S. Treasury securities for U.S. Treasury Fund’s portfolio, the Manager focuses primarily on the relative attractiveness of different obligations (such as bonds, notes, or bills), which can vary depending on the general level of interest rates as well as supply/demand imbalances and other market conditions. The factors considered and investment methods used by the Manager can change over time.

A GMO Fund that invests in U.S. Treasury Fund is subject to all of the risks to which U.S. Treasury Fund is exposed. The principal risks of an investment in U.S. Treasury Fund include Market Risk – Fixed Income Investments, Credit Risk, Focused Investment Risk, Large Shareholder Risk, Management and Operational Risk, and Market Disruption and Geopolitical Risk. To the extent that the Fund invests in U.S. Treasury Fund, shareholders of the Fund are indirectly exposed to these risks.]

27

FUND CODES

The following chart identifies the ticker, news-media symbol, and CUSIP number for each share class of the Fund currently being offered.

Share Class	Ticker	Symbol	CUSIP
Class III	[—]	[—]	362014 75 5
Class IV	[—]	[—]	362014 74 8
Class V	[—]	[—]	362014 73 0
Class VI	[—]	[—]	362014 72 2
Class VII	[—]	[—]	362014 71 4

28

GMO TRUST

ADDITIONAL INFORMATION

The Fund’s annual and semiannual reports to shareholders (when available) will contain additional information about the Fund’s investments. The Fund’s annual report (when available) will contain a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s annual and semiannual reports (when available) will be, and the Fund’s SAI is, available free of charge at http://www.gmo.com or by writing to Shareholder Services at GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect at 1-617-346-7646. The SAI contains more detailed information about the Fund and is incorporated by reference into this Prospectus, which means that it is legally considered to be part of this Prospectus.

You can review and copy the Prospectus, SAI, and reports (when available) at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

Shareholders who wish to communicate with the Trustees must do so by mailing a written communication, addressed as follows: To the Attention of the Board of Trustees, c/o GMO Trust Chief Compliance Officer, 40 Rowes Wharf, Boston, Massachusetts 02110. The shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the Fund to which it relates, and (iii) identify the class and number of shares held beneficially or of record by the shareholder.

SHAREHOLDER INQUIRIES

Shareholders may request additional

information from and direct inquiries to:

Shareholder Services at

Grantham, Mayo, Van Otterloo & Co. LLC

40 Rowes Wharf, Boston, Massachusetts 02110

1-617-346-7646 (call collect)

1-617-439-4192 (fax)

SHS@GMO.com

website: http://www.gmo.com

DISTRIBUTOR

Funds Distributor, LLC

3 Canal Plaza

Suite 100

Portland, Maine 04101

Investment Company Act File No. 811-04347

29

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

GMO TRUST

STATEMENT OF ADDITIONAL INFORMATION

[            ], 2014

GMO Special Opportunities Fund

This Statement of Additional Information (“SAI”) is not a prospectus. It relates to the Prospectus of GMO Special Opportunities Fund (the “Fund”) dated [            ], 2014, as amended and revised from time to time thereafter (the “Prospectus”), and should be read in conjunction therewith. Information from the Prospectus and the annual and semi-annual reports to shareholders of the Fund will be, when available, incorporated by reference into this SAI. The Prospectus and the annual and semi-annual reports to shareholders of the Fund (when available) may be obtained free of charge from GMO Trust (the “Trust”), 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling the Trust collect at 1-617-346-7646.

Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager”) is not offering or placing interests in the Fund to or with or otherwise promoting the Fund to any natural or legal persons domiciled or with a registered office in any European Economic Area (“EEA”) Member State where the Alternative Investment Fund Managers Directive (Directive 2011/61/EU) (“AIFMD”) is in force and effect. The Manager, in its discretion, may accept any such investor into the Fund, but only if it satisfied that, by accepting such investor, it would not be in breach of any law, rule, regulation or other legislative or administrative measure in or otherwise applicable to the relevant EEA Member State and such investor is otherwise eligible under the laws of such EEA Member State to invest in the Fund. None of the Fund, the Manager, their respective affiliates or any natural or legal person acting on their behalf have been registered with, have been approved by or have made a notification to any EEA Member State, European Union or other regulatory, governmental or similar body with respect to the Fund, and no such body has approved, endorsed, reviewed, acquiesced or taken any similar action with respect to any offering, marketing or other promotional materials relating to the Fund.

-i-

INVESTMENT OBJECTIVES AND POLICIES

The investment objective and principal strategies of, and risks of investing in, the Fund are described the Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information (“SAI”), the investment objective and policies of the Fund may be changed without shareholder approval.

FUND INVESTMENTS

The following list indicates the types of investments that the Fund is generally permitted (but not required) to make. The Fund may, however, make other types of investments, provided the investments are consistent with the Fund’s investment objective and policies and the Fund’s investment restrictions do not expressly prohibit it from so doing.

Investors should note that, when used in this SAI, the term “invest” includes both direct and indirect investing and the term “investments” includes both direct and indirect investments. For instance, the Fund may invest indirectly or make indirect investments by investing in another investment company or in derivatives and synthetic instruments with economic characteristics similar to the underlying asset. Accordingly, the following list indicates the types of investments that the Fund is directly or indirectly permitted to make.

•	U.S. Equity Securities[1]

•	Non-U.S. Investments – Non-U.S. Issuers[2]

•	Non-U.S. Investments – Non-U.S. Issuers (Traded on U.S. Exchanges)[2]

•	Non-U.S. Investments – Emerging Countries[2]

•	Securities Lending

•	Depositary Receipts

•	Convertible Securities

•	Preferred Stocks

•	Master Limited Partnerships

•	Income Trusts

•	Warrants and Rights

•	Non-Standard Warrants (LEPOs and P-Notes)

•	Options and Futures

•	Swap Contracts and Other Two-Party Contracts

•	Foreign Currency Transactions

•	Repurchase Agreements

•	Debt and Other Fixed Income Securities

•	Debt and Other Fixed Income Securities – Long and Medium Term Corporate & Government Bonds[3]

•	Debt and Other Fixed Income Securities – Short-Term Corporate & Government Bonds[2]

•	Debt and Other Fixed Income Securities – Municipal Securities[4]

•	Cash and Other High Quality Investments

•	U.S. Government Securities and Foreign Government Securities

•	Auction Rate Securities

•	Real Estate Investment Trusts and Other Real Estate-Related Investments

•	Asset-Backed and Related Securities

•	Adjustable Rate Securities

•	Below Investment Grade Securities

•	Distressed or Defaulted Instruments

•	Brady Bonds

•	Euro Bonds

•	Zero Coupon Securities

•	Indexed Investments

•	Structured Notes

•	Firm Commitments and When-Issued Securities

•	Loans, Loan Participations, and Assignments

•	Reverse Repurchase Agreements and Dollar Roll Agreements

•	Commodity-Related Investments

•	Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities

•	Investments in Other Investment Companies or Other Pooled Investments

•	Investments in Other Investment Companies – Shares of Other GMO Trust Funds

•	Investments in Other Investment Companies – Shares of U.S. Treasury Fund

•	Investments in Subsidiary Companies – Shares of Wholly-Owned Subsidiary[5]

Footnotes to Fund Investments List

[1]	For more information, see, among other sections, “Description of Principal Risks – Market Risk – Equities” in the Prospectus.
[2]	For more information, see, among other sections, “Description of Principal Risks – Non-U.S. Investment Risk” in the Prospectus and “Descriptions and Risks of Fund Investments – Risks of Non-U.S. Investments” herein.
[3]	For more information, see, among other sections, “Descriptions and Risks of Fund Investments – U.S. Government Securities and Foreign Government Securities” herein.
[4]	For more information, see, among other sections, “Descriptions and Risks of Fund Investments – Municipal Securities” herein.
[5]	For more information, see, among other sections, “Descriptions and Risks of Fund Investments – Investments in Wholly-Owned Subsidiaries” herein.

(Note: Some of the footnotes above refer investors to various risks described in the “Additional Information About the Fund’s Investment Strategies, Risks, and Expenses – Description of Principal Risks” section of the Prospectus for more information relating to a particular type of investment listed in the chart. The presence of such a risk cross reference for a particular Fund investment is not intended to indicate that such risk is a principal risk of the Fund, and instead is intended to provide more information regarding the risks associated with the particular investment. Please refer to the “Description of Principal Risks” section of the Prospectus for a description of the Fund’s principal risks.)

DESCRIPTIONS AND RISKS OF FUND INVESTMENTS

The following is a description of investment practices in which the Fund may engage and the risks associated with their use. The Fund may invest in other series of the Trust (each series of the Trust, including the Fund, a “GMO Fund,” and collectively, the “GMO Funds”) or other investment companies (collectively with any GMO Funds in which the Fund invests, “underlying Funds”) as noted in the Prospectus or in “Fund Investments” above and is indirectly exposed to the investment practices of the underlying Funds in which it invests, and is therefore subject to all risks associated with the practices of the underlying Funds. UNLESS OTHERWISE NOTED HEREIN, THE INVESTMENT PRACTICES AND ASSOCIATED RISKS DETAILED BELOW ALSO INCLUDE THOSE TO WHICH THE FUND INDIRECTLY MAY BE EXPOSED THROUGH ITS INVESTMENT IN THE UNDERLYING FUNDS. ANY REFERENCES TO INVESTMENTS MADE BY THE FUND INCLUDE THOSE THAT MAY BE MADE BOTH DIRECTLY BY THE FUND AND INDIRECTLY BY THE FUND (E.G., THROUGH ITS INVESTMENTS IN THE UNDERLYING FUNDS OR THROUGH ITS INVESTMENTS IN DERIVATIVES OR SYNTHETIC INSTRUMENTS).

Portfolio Turnover

Based on Grantham, Mayo, Van Otterloo & Co. LLC’s (“GMO” or the “Manager”) assessment of market conditions, the Manager may trade the Fund’s investments more frequently at some times than at others, resulting in a higher portfolio turnover rate. Increased portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and which may adversely affect the Fund’s performance. It also may give rise to additional taxable income for its shareholders, including through the realization of capital gains or other types of income that are taxable to Fund shareholders when distributed by the Fund to them, unless those shareholders are themselves exempt from taxation or otherwise investing in the Fund through a tax-advantaged account. If portfolio turnover results in the recognition of short-term capital gains, those gains, when distributed to shareholders, typically are taxed to shareholders at ordinary income tax rates. The after-tax impact of portfolio turnover is not considered when making investment decisions for the Fund. See “Distributions and Taxes” in the Prospectus and “Distributions” and “Taxes” in this SAI for more information.

Non-Diversified Portfolio

As stated in the Prospectus, the Fund is a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and as such is not required to satisfy the requirements for “diversified” funds. A non-diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. That concentration could increase the risk of loss to the Fund resulting from a decline in the market value of particular portfolio securities. Investment in a non-diversified fund may entail greater risks than investment in a diversified fund.

Notwithstanding that the Fund is “non-diversified,” the Fund must meet diversification standards to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). See “Taxes” below for a description of these diversification standards.

Accelerated Transactions

For the Fund to take advantage of certain available investment opportunities, the Manager may need to make investment decisions on an expedited basis. In such cases, the information available to the Manager at the time of an investment decision may be limited. The Manager may not, therefore, have access to the detailed information necessary for a full analysis and evaluation of the investment opportunity.

Risks of Non-U.S. Investments

General. Investment in non-U.S. issuers or securities principally traded outside the United States may involve special risks due to non-U.S. economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, and possible difficulty in obtaining and enforcing judgments against non-U.S. entities. The Fund may be subject to foreign taxes on (i) capital gains it realizes or dividends or interest it receives on non-U.S. securities, (ii) transactions in those securities, or (iii) the repatriation of proceeds generated from the sale of those securities. Any taxes or other charges paid or incurred by the Fund in respect of its non-U.S. securities will reduce its yield. The Fund may seek to collect a refund in respect of taxes paid to a foreign country. In those cases, all or a portion of those taxes could ultimately be recovered by the Fund. However, the recovery process could take several years and the Fund will incur expenses in its efforts to collect the refund, which will reduce the benefit of any recovery. The Fund’s efforts to collect a refund may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. The Fund’s decision to pursue a refund is in its sole discretion, and it may decide not to pursue a refund, even if eligible. See “Taxes” below for more information about other special tax considerations applicable to non-U.S. investments.

In addition, the tax laws of some foreign jurisdictions in which the Fund may invest are unclear and interpretations of such laws can change over time, including on a retroactive basis in which case the Fund and/or its shareholders, as applicable, could potentially incur foreign taxes on a retroactive basis. Moreover, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under U.S. generally accepted accounting principles (“GAAP”), the Fund may be required to accrue for book purposes certain foreign taxes in respect of its non-U.S. securities or other non-U.S. investments that it may or may not ultimately pay. Such tax accruals will reduce the Fund’s net asset value at the time accrued, even though, in some cases, the Fund ultimately will not pay the related tax liabilities. Conversely, the Fund’s net asset value will be increased by any tax accruals that are ultimately reversed.

Issuers of non-U.S. securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Non-U.S. brokerage commissions and related fees also are generally higher than in the United States. To the extent that the Fund invests in non-U.S. securities, it also may be affected by different custody and/or settlement practices or delayed settlements in some non-U.S. markets. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers located in those countries.

Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. While the Fund makes reasonable efforts to stay informed of foreign reporting requirements relating to its non-U.S. portfolio securities (e.g., through the Fund’s brokerage contacts, publications of the Investment Company Institute, which is the national association of U.S. investment companies, the Fund’s custodial network, and, to the extent deemed appropriate by the Fund under the circumstances, local counsel in the relevant foreign country), no assurance can be given that the Fund will satisfy applicable foreign reporting requirements at all times.

Emerging Countries. The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and other developed countries, and disclosure and regulatory standards in many respects are less stringent. In addition, the securities markets of emerging countries are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries.

Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on such countries’ economies and securities markets.

Economies of emerging countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.

Custodial services are often more expensive and other investment-related costs higher in emerging countries than in developed countries, which could reduce the Fund’s income from investments in securities or debt instruments of emerging country issuers.

Emerging countries are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments (or, in the case of fixed income securities, interest) in emerging countries.

Special Risks of Investing in Asian Securities. In addition to the risks of non-U.S. investments and emerging countries investments described above, investments in Asia are subject to other risks. The economies of Asian countries are at varying levels of development. Markets of countries whose economies are in the early stages of development typically exhibit a high concentration of market capitalization and have less trading volume, lower liquidity, and more volatility that more developed markets. Some Asian countries depend heavily on foreign trade. The economies of some Asian countries are not diversified and are based on only a few commodities or industries.

Investments in Asia also are susceptible to social, political, legal, and operational risks. Some countries have authoritarian or relatively unstable governments. Some governments in the region provide less supervision and regulation of their financial markets and in some countries less financial information is available than is typical of more developed markets. Some Asian countries restrict direct foreign investment in securities markets, and investments in securities traded on those markets may be made, if at all, only indirectly (e.g., through Depositary Receipts, as defined below under “Depositary Receipts,” derivatives, etc.).

Asian countries periodically experience increases in market volatility and declines in foreign currency exchange rates. Currency fluctuations affect the value of securities because the prices of these securities are generally denominated or quoted in currencies other than the U.S. dollar. Fluctuations in currency exchange rates can also affect a country’s or company’s ability to service its debt.

Investment in particular Asian countries is subject to unique risks, yet the political and economic prospects of one country or group of countries can affect other countries in the region. For example, the economies of some Asian countries are directly affected by Japanese capital investment in the region and by Japanese consumer demands. In addition, a recession, debt crisis, or decline in currency valuation in one Asian country may spread to other Asian countries.

Special Risks of Investing in Russian Securities. The Fund may have direct or indirect exposure to Russian securities. Investment in those securities presents many of the same risks as investing in the securities of emerging country issuers, as described in the preceding sections. The social, political, legal, and operational risks of investing in Russian issuers, and of having assets held in custody within Russia, however, may be particularly pronounced relative to investments in more developed countries. Russia’s system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets.

A risk of particular note with respect to direct investment in Russian securities results from the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and normally evidenced by “share extracts” from the register or, in certain circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. The share registrars are controlled by the issuer of the security, and investors are provided with few legal rights against such registrars. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. It is possible for the Fund to lose its registration through fraud, negligence, or even mere oversight. The Fund will endeavor to ensure that its interest is appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations. However, these extracts have no legal enforceability and it is possible that a subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of a loss of share registration. Further, significant delays or problems may occur in registering the transfer of securities, which could cause the Fund to incur losses due to a counterparty’s failure to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

Also, although a Russian public enterprise having a certain minimum number of shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions in the share register.

Securities Lending

The Fund may make secured loans of its portfolio securities amounting to not more than one-third of its total assets. For these purposes, total assets include the proceeds of such loans. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund’s ability to vote the securities. However, securities loans will be made to broker-dealers that the Manager believes to be of relatively high credit standing pursuant to agreements requiring that the loans be collateralized by cash, liquid securities, or shares of other investment companies with a value at least equal to the market value of the loaned securities (marked to market daily). If a loan is collateralized by U.S. government or other securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in one or more money market funds (in which case the Fund will bear its pro rata share of such money market fund’s fees and expenses), or directly in interest-bearing, short-term securities, and typically pays a fee to the borrower that normally represents a portion of the Fund’s earnings on the collateral. As with other extensions of credit, the Fund bears the risk of delay in the recovery of loaned securities and of loss of rights in the collateral should the borrower fail financially. The Fund also bears the risk that the value of investments made with collateral may decline. The Fund bears the risk of total loss with respect to the investment of collateral.

Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Fund has the right to call loans at any time on reasonable notice and will do so if both (i) the Manager receives adequate notice of a proposal upon which shareholders are being asked to vote, and (ii) the Manager believes that the benefits to the Fund of voting on such proposal outweigh the benefits to the Fund of having the security remain out on loan. However, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters. The Manager may retain lending agents on behalf of the Fund that are compensated based on a percentage of the Fund’s return on its securities lending. The Fund also may pay various fees in connection with securities loans, including shipping fees and custodian fees.

Depositary Receipts

The Fund may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) or other similar securities representing ownership of non-U.S. securities (collectively, “Depositary Receipts”) if issues of such Depositary Receipts are available that are consistent with the Fund’s investment objective. Depositary Receipts generally evidence an ownership interest in a corresponding non-U.S. security on deposit with a financial institution. Transactions in Depositary Receipts usually do not settle in the same currency as the underlying non-U.S. securities are denominated or traded.

Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a domestic corporation.

Because the value of a Depositary Receipt is dependent upon the market price of an underlying non-U.S. security, Depositary Receipts are subject to most of the risks associated with investing in non-U.S. securities directly. Depositary Receipts may be issued as sponsored or unsponsored programs. See “Risks of Non-U.S. Investments.” Depositary Receipts also may be subject to illiquidity risk.

Convertible Securities

A convertible security is a security (a bond or preferred stock) that may be converted at a stated price within a specified period into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation’s capital structure, but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market price of their underlying securities. The price of a convertible security is influenced by the market price of the underlying security, and tends to increase as the market price rises and decrease as the market price declines. The Manager regards convertible securities as a form of equity security.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, as in the case of “broken” or “busted” convertibles, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. Generally, the amount of the premium decreases as the convertible security approaches maturity.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Preferred Stocks

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this SAI regarding equity or fixed income securities.

Investment in preferred stocks involves certain risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred stock that is deferring its distribution, it may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. government securities.

Master Limited Partnerships

A master limited partnership (“MLP”) generally is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for U.S. federal income tax purposes. MLPs may derive income and gains from, among other things, the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership through ownership of common units and have a limited role in the partnership’s operations and management. For purposes of qualifying as a regulated investment company under the Code, the extent to which the Fund can invest in MLPs is limited. See “Taxes” below for more information about these and other special tax considerations that can arise in respect of the Fund’s investments in MLPs.

MLP securities in which the Fund may invest can include, but are not limited to: (i) equity securities of MLPs, including common units, preferred units or convertible subordinated units; (ii) debt securities of MLPs, including debt securities rated below investment grade; (iii) securities of MLP affiliates; (iv) securities of open-end funds, closed-end funds or exchange-traded funds (“ETFs”) that invest primarily in MLP securities; or (v) exchange-traded notes whose returns are linked to the returns of MLPs or MLP indices.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests.

Income Trusts

Income trusts are investment trusts that hold income-producing assets and distribute income generated by such assets to the “unitholders” of the trust, which are entitled to participate in the trust’s income and capital as its beneficiaries.

Income trusts generally invest in assets that provide a return to the trust and its unitholders based on the cash flows of an underlying business. Such assets may include equity and debt instruments, royalty interests or real properties. The income trust can receive interest, royalty or lease payments from an operating entity carrying on a business, as well as dividends and a return of capital.

Income trusts also may include royalty trusts, a particular type of income trust whose securities are listed on a stock exchange and which controls an underlying company whose business relates to, without limitation, the acquisition, exploitation, production and sale of oil and natural gas.

Investments in income trusts (including royalty trusts) are subject to operating risk based on the income trust’s underlying assets and their respective businesses. Such risks may include lack of or limited operating histories. Income trusts are particularly subject to interest rate risk and increases in interest rates offered by competing investments may diminish the value of trust units. Changes in the interest rate also may affect the value of future distributions from the income trust’s underlying assets or the value of the underlying assets themselves. Interest rate risk is also present within the income trusts themselves because they often hold very long-term capital assets, and much of the excess distributable income is derived from a maturity (or duration) mismatch between the life of the asset and the life of the financing associated with it. In an increasing interest rate environment, the income trust’s distributions to its unitholders may decrease. Income trusts also may be subject to additional risk, including, without limitation, limited access to debt markets.

Income trusts do not guarantee minimum distributions or returns of capital to unitholders. The amount of distributions paid on a trust’s units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policy adopted. The reduction or elimination of distributions to unitholders may decrease the value of trust units. Income trusts generally pay out to unitholders the majority of the cash flow that they receive from the production and sale of underlying assets. As a result of distributing the bulk of their cash flow to unitholders, the ability of a trust to finance internal growth is limited. Therefore, income trusts typically grow through acquisition of additional assets, funded through the issuance of additional equity or, where the trust is able, additional debt. Because an income trust may make distributions to unitholders in excess of its net income, unitholder equity may decline over time.

Finally, for purposes of qualifying as a regulated investment company under the Code, the extent to which the Fund can invest in a particular income trust may be limited, depending, for instance,

on the trust’s treatment for U.S. federal income tax purposes and its underlying assets. See “Taxes” below for more information about these and other special tax considerations that can arise in respect of the Fund’s investments in income trusts, including royalty trusts.

Warrants and Rights

Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. The Fund typically uses warrants and rights in a manner similar to its use of options on securities, as described in “Options and Futures” below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Non-Standard Warrants. From time to time, the Fund may use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”) and participatory notes (“P-Notes”), to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. P-Notes are a type of equity-linked derivative that generally are traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain non-U.S. exchanges and then issue P-Notes that are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, LEPOs and P-Notes entail the same risks as other over-the-counter (“OTC”) derivatives. These include the risk that the counterparty or issuer of the LEPO or P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Description of Principal Risks – Derivatives Risk” and “ – Counterparty Risk” in the Prospectus and “Uses of Derivatives” below. Additionally, while LEPOs or P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO or P-Note will be willing to repurchase such instrument when the Fund wishes to sell it.

Options and Futures

The Fund may use options and futures for various purposes, including for investment purposes and as a means to hedge other investments. See “Uses of Derivatives” below for more information regarding the various derivatives strategies the Fund may employ using options and futures. The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while the Fund may benefit from the use of options, futures, and options on futures, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect the Fund’s performance.

Options on Securities and Indices. The Fund may purchase and sell put and call options on equity, fixed income, or other securities or indices in standardized exchange-traded contracts. An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index underlying the option) at a specified price. Upon exercise, the writer of an option on a security has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.

Purchasing Options on Securities and Indices. Among other reasons, the Fund may purchase a put option to hedge against a decline in the value of a portfolio security. If such a decline occurs, the put option will permit the Fund to sell the security at the higher exercise price or to close out the option at a profit. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs. In order for a put option purchased by the Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.

Among other reasons, the Fund may purchase call options to hedge against an increase in the price of securities the Fund anticipates purchasing in the future. If such a price increase occurs, a call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit. The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Fund realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. Thus, for a call option purchased by the Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs.

In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.

Writing Options on Securities and Indices. Because the Fund receives a premium for writing a put or call option, the Fund may seek to increase its return by writing call or put options on securities or indices. The premium the Fund receives for writing an option will increase the Fund’s return in the event the option expires unexercised or is closed out at a profit. The size of the premium the Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.

The Fund may write a call option on a security or other instrument held by the Fund (commonly known as “writing a covered call option”). In such case, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. Alternatively, the Fund may write a call option on securities in which it may invest but that are not currently held by the Fund (commonly known as “writing a naked call option”). During periods of declining securities prices or when prices are stable, writing these types of call options can be a profitable strategy to increase the Fund’s income with minimal capital risk. However, when securities prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Calls written on securities that the Fund does not own are riskier than calls written on securities owned by the Fund because there is no underlying security held by the Fund that can act as a partial hedge. When such a call is exercised, the Fund must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Calls written on securities that the Fund does not own have speculative characteristics and the potential for loss is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.

The Fund also may write a put option on a security. In so doing, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.

OTC Options. The Fund also may invest in OTC options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Closing Options Transactions. The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. If an option is American-style, it may be exercised on any day up to its expiration date. In contrast, a European-style option may be exercised only on its expiration date.

In addition, a holder of an option may terminate its obligation prior to the option’s expiration by effecting an offsetting closing transaction. In the case of exchange-traded options, the Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased. The Fund realizes a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). Similarly, if the Fund has written an option, it may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written. The Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option. If the Fund desires to sell a security on which it has written a call option, it will effect a closing purchase prior to or concurrently with the sale of the security. There can be no assurance, however, that a closing purchase or sale can be effected when the Fund desires to do so.

Risk Factors in Options Transactions. The market price of options written by the Fund will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option’s expiration. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time prior to the option’s expiration, the writer of an American-style option has no control over when it may be required to fulfill its obligations as a writer of the option. (This risk is not present when writing a European-style option since the holder may only exercise the option on its expiration date.)

The Fund’s ability to use options as part of its investment program depends on the liquidity of those instruments. In addition, a liquid market may not exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, the Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. If the Fund writes a call option and does not hold the underlying security or instrument, the amount of the Fund’s potential loss is theoretically unlimited.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange (“Exchange”), which provides a secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, the Fund might not be able to effect an offsetting closing transaction for a particular option. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms). In addition, the hours of trading for options on an Exchange may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for underlying securities that are not immediately reflected in the options markets.

The Exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund, the Manager, and other funds advised by the Manager may constitute such a group. These limits could restrict the Fund’s ability to purchase or write options on a particular security.

An OTC option may be closed only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty; however, the exposure to counterparty risk may differ. No guarantee exists that the Fund will be able to effect a closing purchase or a closing sale with respect to a specific option at any particular time. See “Swap Contracts and Other Two-Party Contracts – Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” below for a discussion of counterparty risk and other risks associated with investing in OTC options.

Currency Options. The Fund may purchase and sell options on currencies. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. The Fund is permitted to invest in securities denominated in foreign currencies and may purchase or sell options on currencies. See “Foreign Currency Transactions” below for more information on the Fund’s use of currency options.

Futures. To the extent consistent with applicable law and its investment restrictions, the Fund is permitted to invest in futures contracts may invest in futures contracts on, among other things, financial instruments (such as a U.S. government security or other fixed income security), individual equity securities (“single stock futures”), securities indices, interest rates, currencies, inflation indices, and commodities and commodity-related derivatives (as defined in “Commodity-Related Investments” below. Futures contracts on securities indices are referred to herein as “Index Futures.” The purchase of futures contracts can serve as a long hedge, and the sale of futures contracts can serve as a limited short hedge. The purchase and sale of futures contracts also may be used for speculative purposes.

Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). For instance, the sale of futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of such futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made.

Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. In particular, Index Futures are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The amount of the initial margin is generally set by the market on which the contract is traded (margin requirements on non-U.S. exchanges may be different than those on U.S. exchanges). Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale.

Although some futures contracts call for making or taking delivery of the underlying securities, currencies, commodities or other underlying instrument, in most cases futures contracts are closed before the settlement date without the making or taking of delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying financial instrument, currency, commodity, or index, and delivery month). If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the original purchase price, the purchaser realizes a gain, and, if the original purchase price exceeds the offsetting sale price, the purchaser realizes a loss. Any transaction costs must also be included in these calculations.

In the United States, futures contracts are traded only on commodity exchanges or boards of trade – known as “contract markets” – approved by the Commodity Futures Trading Commission (“CFTC”), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market. The Fund also may purchase futures contracts on non-U.S. exchanges or similar entities, which are not regulated by the CFTC and may not be subject to the same degree of regulation as the U.S. contract markets. See “Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Non-U.S. Exchanges” below.

Index Futures. To the extent consistent with applicable law and investment restrictions, the Fund may purchase or sell Index Futures. The Fund may close open positions on a contract market on which Index Futures are traded at any time up to and including the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to non-U.S. stock Index Futures.

Interest Rate Futures. The Fund may engage in transactions involving the use of futures on interest rates. These transactions may be in connection with investments in U.S. government securities and other fixed income securities.

Inflation-Linked Futures. The Fund may engage in transactions involving inflation-linked futures, including Consumer Price Index (“CPI”) futures, which are exchange-traded futures contracts that represent the inflation on a notional value of $1,000,000 for a period of three months, as implied by the CPI. Inflation-linked futures may be used by the Fund to hedge the inflation risk in nominal bonds (i.e., non-inflation-indexed bonds) thereby creating “synthetic” inflation-indexed bonds. The Fund also may combine inflation-linked futures with U.S. Treasury futures contracts to create “synthetic” inflation-indexed bonds issued by the U.S. Treasury. See “Indexed Investments – Inflation-Indexed Bonds” below for a discussion of inflation-indexed bonds.

Currency Futures. The Fund is permitted to invest in securities denominated in foreign currencies and may buy and sell futures contracts on currencies. See “Foreign Currency Transactions” below for a description of the Fund’s use of currency futures.

Options on Futures Contracts. Options on futures contracts give the purchaser the right in return for the premium paid to assume a long position (in the case of a call option) or a short position (in the case of a put option) in a futures contract at the option exercise price at any time during the period of the option (in the case of an American-style option) or on the expiration date (in the case of European-style option). Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position in the futures contract. Accordingly, in the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits.

The Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Fund may hedge against a possible increase in the price of securities the Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. In addition, the Fund may purchase and sell interest rate options on U.S. Treasury or Eurodollar futures to take a long or short position on interest rate fluctuations. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments. See “Foreign Currency Transactions” below for a description of the Fund’s use of options on currency futures.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits may vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund’s profit or loss on the transaction.

Commodity Futures and Options on Commodity Futures. To the extent the Fund invests in GMO Alternative Asset Opportunity Fund (another series of the Trust offered through a separate private placement memorandum), it may have exposure to futures contracts on various commodities or commodities indices (“commodity futures”) and options on commodity futures. A futures contract on a commodity is an agreement between two parties in which one party agrees to purchase a commodity, such as an energy, agricultural, or metal commodity, from the other party at a later date at a price and quantity agreed upon when the contract is made. Futures contracts on commodities indices operate in a manner similar to Index Futures. While commodity futures on individual commodities are physically settled, the Manager intends to close out those futures contracts before the settlement date without the making or taking of delivery. See also “Commodity-Related Investments” below.

Risk Factors in Futures and Futures Options Transactions. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the security, currency, or other investment underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the case of Index Futures and futures on commodity indices, changes in the price of those futures contracts may not correlate perfectly with price movements in the relevant index due to market distortions. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be hedged, the Fund may realize a loss on the futures contract at the same time the Fund is realizing a loss on the portfolio position intended to be hedged. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract. The successful use of transactions in futures and related options for hedging also depends on the direction and extent of exchange rate, interest rate and asset price movements within a given time frame. For example, to the extent equity prices remain stable during the period in which a futures contract or option is held by the Fund investing in equity securities (or such prices move in a direction opposite to that anticipated), the Fund may realize a loss on the futures transaction, which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

All participants in the futures market are subject to margin deposit and maintenance requirements. Instead of meeting margin calls, investors may close futures contracts through offsetting transactions, which could distort normal correlations. The margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, allowing for more speculators who may cause temporary price distortions. Trading hours for non-U.S. stock Index Futures may not correspond perfectly to the trading hours of the non-U.S. exchange to which a particular non-U.S. stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of non-U.S. stock Index Futures and the value of the relevant index.

The Fund may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The Fund’s ability to engage in the futures and options on futures strategies described above depends on the liquidity of those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that the Fund will be able to utilize these instruments at all or that their use will be effective. In addition, a liquid market may not exist at a time when the Fund seeks to close out a futures or option on a futures contract position, and the Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. In the past, prices have exceeded the daily limit on several consecutive trading days. Short (and long) positions in Index Futures or futures on commodities indices may be closed only by purchasing (or selling) a futures contract on the exchange on which the Index Futures or commodity futures, as applicable, are traded.

As discussed above, if the Fund purchases or sells a futures contract, it is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. The Fund’s net asset value will generally fluctuate with the value of the security or other instrument underlying a futures contract as if it were already in the Fund’s portfolio. Futures transactions can have the effect of investment leverage. Furthermore, if the Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.

In addition, if the Fund’s futures brokers become bankrupt or insolvent, or otherwise default on their obligations to the Fund, the Fund may not receive all amounts owing to it in respect of its trading, despite the futures clearinghouse fully discharging all of its obligations. Furthermore, in the event of the bankruptcy of a futures broker, the Fund could be limited to recovering only a pro rata share of all available funds segregated on behalf of the futures broker’s combined customer accounts, even though certain property specifically traceable to the Fund was held by the futures broker.

Additional Risk Associated with Commodity Futures Transactions. Several additional risks are associated with transactions in commodity futures contracts.

Storage Costs. The price of a commodity futures contract reflects the storage costs of purchasing the underlying commodity, including the time value of money invested in the commodity. To the extent that the storage costs change, the value of the futures contracts may change correspondingly.

Reinvestment Risk. In the commodity futures markets, producers of an underlying commodity may sell futures contracts to lock in the price of the commodity at delivery. To induce speculators to purchase the other side (the long side) of the contract, the commodity producer generally must sell the contract at a lower price than the expected futures spot price. Conversely, if most purchasers of the underlying commodity purchase futures contracts to hedge against a rise in commodity prices, then speculators will only sell the contract at a higher price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected futures spot price. As a result, when the Manager reinvests the proceeds from a maturing contract, it may purchase a new futures contract at a higher or lower price than the expected futures spot prices of the maturing contract or choose to pursue other investments.

Additional Economic Factors. The value of the commodities underlying commodity futures contracts may be subject to additional economic and non-economic factors, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political, and regulatory developments.

See also “Commodity-Related Investments” below for more discussion of the special risks of investing in commodity futures, options on commodity futures, and related types of derivatives, including certain tax-related risks.

Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Non-U.S. Exchanges. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on non-U.S. exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States (which are regulated by the CFTC) and may be subject to greater risks than trading on U.S. exchanges. For example, some non-U.S. exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, the Fund normally will still have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, the Fund also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. Counterparty risk is greater for derivatives with longer maturities where events may intervene to prevent settlement. Counterparty risk is also greater when the Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. To the extent the Fund has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. The Fund thus assumes the risk that it may be unable to obtain payments owed under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless the Fund hedges against fluctuations in the exchange rate between the currencies in which trading is done on non-U.S. exchanges and other currencies, any profits that the Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate. The value of non-U.S. options and futures also may be adversely affected by other factors unique to non-U.S. investing (see “Risks of Non-U.S. Investments” above).

Swap Contracts and Other Two-Party Contracts

The Fund may use swap contracts (or “swaps”) and other two-party contracts for the same or similar purposes as options and futures. See “Uses of Derivatives” below for more information regarding the various derivatives strategies the Fund may employ using swap contracts and other two-party contracts.

Swap Contracts. The Fund may directly or indirectly use various different types of swaps, such as swaps on securities and securities indices, total return swaps, interest rate swaps, currency swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, and other types of available swap agreements, depending on the Fund’s investment objective and policies. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate, or index, multiplied in each case by a specified amount (“notional amount”), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the parties’ obligations are netted, with only the net amount paid by one party to the other.

Swap contracts are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap contracts may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund’s exposure to the underlying instrument, rate, asset or index. Swaps can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Manager determines it is consistent with the Fund’s investment objective and policies.

The Fund may enter into swaps on securities, baskets of securities or securities indices. For example, the parties to a swap contract may agree to exchange returns calculated on a notional amount of a security, basket of securities, or securities index (e.g., S&P 500 Index). Additionally, the Fund may use total return swaps, which typically involve commitments to pay amounts computed in the same manner as interest in exchange for a market-linked return, both based on notional amounts. The Fund may use such swaps to gain investment exposure to the underlying security or securities where direct ownership is either not legally possible or is economically unattractive. To the extent the total return of the security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively.

In addition, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value. The Fund also may enter into swaps to modify its exposure to particular currencies using currency swaps. For instance, the Fund may enter into a currency swap between the U.S. dollar and the Japanese Yen in order to increase or decrease its exposure to each such currency.

The Fund may use inflation swaps (including inflation swaps tied to the CPI), which involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on a notional amount. The nominal interest payments may be based on either a fixed interest rate or variable interest rate, such as LIBOR. Inflation swaps may be used to hedge the inflation risk in nominal bonds (i.e., non-inflation-indexed bonds), thereby creating synthetic inflation-indexed bonds, or combined with U.S. Treasury futures contracts to create synthetic inflation-indexed bonds issued by the U.S. Treasury. See “Indexed Investments – Inflation-Indexed Bonds” below.

In addition, the Fund may directly or indirectly use credit default swaps to take an active long or short position with respect to the likelihood of default by a corporate or sovereign issuer of fixed income securities (including asset-backed securities). In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties on their obligations. For example, in purchasing a credit default swap, the Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or non-U.S. issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value. The Fund, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless. It also would be subject to counterparty risk – the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event) (see “Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” below). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation. The Fund also may invest in credit default indices, which are indices that reflect the performance of a basket of credit default swaps.

The Fund also may use credit default swaps for investment purposes by selling a credit default swap, in which case the Fund will receive a premium from its counterparty in return for the Fund’s taking on the obligation to pay the par (or other agreed-upon) value to the counterparty upon issuer default (or similar events). As the seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, the Fund would keep the premium received from the counterparty and generally would have no payment obligations, with the exception of an initial payment made on the credit default swap or any margin requirements with the credit default swap counterparty. For credit default swap agreements, trigger events for payment under the agreement vary by the type of underlying investment (e.g., corporate and sovereign debt, asset-backed securities, and credit default swap indices) and by jurisdiction (e.g., United States, Europe and Asia).

The Fund may use volatility swaps. Volatility swaps involve the exchange of forward contracts on the future realized volatility of a given underlying asset, and allow the Fund to take positions on the volatility of that underlying asset. The Fund also may use a particular type of volatility swap, known as a variance swap agreement, which involves an agreement by two parties to exchange cash flows based on the measured variance (volatility squared) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund, through investments in GMO Alternative Asset Opportunity Fund (another series of the Trust offered through a separate private placement memorandum) or otherwise, may have indirect exposure to commodity swaps on one or more broad-based commodities indices (e.g., the Dow Jones-UBS Commodity Index), as well as commodity swaps on individual commodities or baskets of commodities. See “Commodity-Related Investments” below for more discussion of the Fund’s use of commodity swap contracts and other related types of derivatives.

Contracts for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. The Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. The Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. The Fund will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long position will outperform the basket constituting the short position. If the short basket outperforms the long basket, the Fund will realize a loss – even in circumstances when the securities in both the long and short baskets appreciate in value.

Interest Rate Caps, Floors, and Collars. The Fund may use interest rate caps, floors, and collars for the same or similar purposes as they use interest rate futures contracts and related options and, as a result, will be subject to similar risks. See “Options and Futures – Risk Factors in Options Transactions” and “– Risk Factors in Futures and Futures Options Transactions” above. Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount and are generally individually negotiated with a specific counterparty. The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate. The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate. The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls outside the range of two specified interest rates.

Swaptions. An option on a swap agreement, also called a “swaption,” is an OTC option that gives the buyer the right, but not the obligation, to enter into a swap on a specified future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index (such as a call option on a bond). A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index (such as a put option on a bond). Swaptions also include options that allow one of the counterparties to terminate or extend an existing swap.

Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts. The Fund may only close out a swap, contract for differences, cap, floor, collar, or OTC option (including swaption) with its particular counterparty, and may only transfer a position with the consent of that counterparty. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will be able to enforce its rights. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. Counterparty risk is greater for derivatives with longer maturities where events may intervene to prevent settlement. Counterparty risk is also greater when the Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. To the extent the Fund has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed under an OTC derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

The credit rating of a counterparty may be adversely affected by greater-than-average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital.

Counterparty risk with respect to derivatives will be affected by new rules and regulations affecting the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in instruments permitted under the applicable regulations. Therefore, the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held in the omnibus account for the relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Fund’s initial margin, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives positions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Additional Risk Factors in OTC Derivatives Transactions. Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets and, therefore, OTC derivatives generally expose the Fund to greater counterparty risk than exchange-traded derivatives.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with select counterparties that generally govern OTC derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on the Fund’s operations.

Additional Risk Factors in Cleared Derivatives Transactions. Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), the Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Fund may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to the Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose the Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for the Fund, the Fund is still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the

Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Fund. For example, swap execution facilities typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Fund and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Fund to new kinds of risks and costs.

Use of Futures and Related Options, Interest Rate Floors, Caps and Collars, Certain Types of Swap Contracts and Related Instruments – Commodity Pool Operator Status. [The Fund has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (the “CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC. Accordingly, neither the Fund nor GMO (with respect to the Fund) are subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, the Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that the Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, GMO may be required to register as a “commodity pool operator” with the CFTC with respect to the Fund. GMO’s eligibility to claim the exclusion with respect to the Fund will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments, and the manner in which the Fund holds out its use of commodity interests. The Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by GMO’s intention to operate the Fund in a manner that would permit GMO to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event GMO becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to the Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total return.]

Foreign Currency Transactions

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the currency exchange markets, trade balances, the relative merits of investments in different countries, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, or by currency or exchange controls or political and economic developments in the United States or abroad. Currencies in which the Fund’s assets are denominated, or in which the Fund has taken a long position, may be devalued against other currencies, resulting in a loss to the Fund. Similarly, currencies in which the Fund has taken a short position may increase in value relative to other currencies, resulting in a loss to the Fund.

In addition, some currencies are illiquid (e.g., emerging country currencies), and the Fund may not be able to convert these currencies into U.S. dollars, in which case the Manager may decide to purchase U.S. dollars in a parallel market where the exchange rate is materially and adversely different. Exchange rates for many currencies (e.g., emerging country currencies) are particularly affected by exchange control regulations.

The Fund is permitted to invest in securities denominated in foreign currencies and may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. The Fund may use such currency instruments for hedging, investment, and/or currency risk management. Currency risk management may include taking overweighted or underweighted currency positions relative to both the securities portfolio of the Fund and the Fund’s performance benchmark or index. The Fund also may purchase forward foreign currency contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic non-U.S. currency-denominated security that approximates desired risk and return characteristics when the non-synthetic securities either are not available in non-U.S. markets or possess undesirable characteristics.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward foreign currency contract can reduce the Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell a particular foreign currency would limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. In addition, it is not always possible to hedge fully or perfectly against currency fluctuations affecting the value of the securities denominated in non-U.S. currencies because the value of such securities also is likely to fluctuate because of independent factors not related to currency fluctuations. If a forward foreign currency contract is used for hedging, an imperfect correlation between movements in the price of the forward foreign currency contract and the price of the currency or other investment being hedged creates risk.

Forward foreign currency contracts involve a number of the same characteristics and risks as currency futures contracts (discussed below) but there also are several differences. Forward foreign currency contracts settle only at the pre-determined settlement date. This can result in deviations between forward foreign currency prices and currency futures prices, especially in circumstances where interest rates and currency futures prices are positively correlated. Second, in the absence of exchange trading and involvement of clearing houses, there are no standardized terms for forward currency contracts. Accordingly, the parties are free to establish such settlement times and underlying amounts of a currency as desirable, which may vary from the standardized provisions available through any currency futures contract.

The Fund also may purchase or sell currency futures contracts and related options. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement. In addition, the Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. See “Options and Futures – Futures” above for more information on futures contracts and options on futures contracts.

The Fund also may purchase or sell options on currencies. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. They may be traded on an exchange or in the OTC markets. Options on currencies traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Fund to reduce foreign currency risk using options. See “Options and Futures – Currency Options” above for more information on currency options.

Repurchase Agreements

The Fund may enter into repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security (usually an obligation of the government in the jurisdiction where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually less than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford the Fund the opportunity to earn a return on temporarily available cash without market risk, although the Fund bears the risk of a seller’s failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Description of Principal Risks – Counterparty Risk” in the Prospectus.

Debt and Other Fixed Income Securities Generally

Debt and other fixed income securities include fixed and floating rate securities of any maturity. Fixed rate securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this SAI as “fixed income securities.” Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity). See “Adjustable Rate Securities” and “Indexed Investments” below. In addition, the Fund may create “synthetic” bonds which approximate desired risk and return profiles. This may be done where a “non-synthetic” security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain foreign governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to foreign withholding taxes). See, for example, “Options and Futures – Inflation-Linked Futures” above.

Holders of fixed income securities are exposed to both market and credit risk. Market risk (or “interest rate risk”) relates to changes in a security’s value as a result of changes in interest rates. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of an issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors. Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency.

Because interest rates vary, the future income of the Fund that invests in floating rate fixed income securities cannot be predicted with certainty. To the extent the Fund invests in indexed securities, the future income of the Fund also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates, currency rates, or commodity prices).

The Fund may invest in a wide range of debt and fixed income instruments, including, but not limited to, Asset-Backed and Mortgage-Backed Securities, Brady Bonds, Euro Bonds, U.S. Government and Foreign Government Securities and Zero Coupon Securities, each of which is described below.

Cash and Other High Quality Investments

The Fund may temporarily invest a portion of its assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the Fund’s investments. These cash items and other high quality debt securities may include money market instruments, such as securities issued by the U.S. government and its agencies, bankers’ acceptances, commercial paper, and bank certificates of deposit. If a custodian holds cash on behalf of the Fund, the Fund may be an unsecured creditor in the event of the insolvency of the custodian. In addition, the Fund will be subject to credit risk with respect to such a custodian, which may be heightened to the extent the Fund takes a temporary defensive position.

U.S. Government Securities and Foreign Government Securities

U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of U.S. and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks (“FHLBs”)). Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of the Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to satisfy their obligations to pay principal or interest payments.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, and the Inter-American Development Bank.

As with other fixed income securities, U.S. and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. or foreign government securities may fall during times of rising interest rates. Yields on U.S. and foreign government securities tend to be lower than those of corporate securities of comparable maturities. Generally, when interest rates on short-term U.S. Treasury obligations equal or approach zero, to the extent that the Fund invests a substantial portion of its assets in U.S. Treasury obligations, it will have a negative return unless the Manager waives or reduces its management fees.

In addition to investing directly in U.S. and foreign government securities, the Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. The Fund also may invest in Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are interests in separately traded interest and principal component parts of U.S. Treasury obligations that represent future interest payments, principal payments, or both, are direct obligations of the U.S. government, and are transferable through the federal reserve book-entry system. Certificates of accrual and similar instruments may be more volatile than other government securities.

Municipal Securities

Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. Municipal obligations are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality. As with other fixed income securities, municipal securities also expose their holders to market risk because their values typically change as interest rates fluctuate. The two principal classifications of municipal obligations are “notes” and “bonds.”

Municipal notes are generally used to provide for short-term capital needs, such as to finance working capital needs of municipalities or to provide various interim or construction financing, and generally have maturities of one year or less. They are generally payable from specific revenues expected to be received at a future date or are issued in anticipation of long-term financing to be obtained in the market to provide for the repayment of the note.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds, the proceeds of which are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes, include states, counties, cities, towns and regional districts. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest.

Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies also may be used to make principal and interest payments on the issuer’s obligations. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund.

Securities purchased for the Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations that have a specified maturity date but also are payable before maturity after notice by the holder. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds). The Fund also may invest in credit default swaps on municipal securities. See “Swap Contracts and Other Two-Party Contracts – Swap Contracts” above.

See “Taxes” below for a discussion of the tax treatment of municipal obligations at the Fund and shareholder level.

Auction Rate Securities

Auction rate securities consist of auction rate municipal securities and auction rate preferred securities sold through an auction process issued by closed-end investment companies, municipalities and governmental agencies. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Real Estate Investment Trusts and Other Real Estate-Related Investments

The Fund may invest in pooled real estate investment vehicles (so-called “real estate investment trusts” or “REITs”) and other real estate-related investments such as securities of companies principally engaged in the real estate industry. In addition to REITs, companies in the real estate industry and real estate-related investments may include, for example, entities that either own properties or make construction or mortgage loans, real estate developers, and companies with substantial real estate holdings. Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate. Factors affecting real estate values include the supply of real property in particular markets, overbuilding, changes in zoning laws, casualty or condemnation losses, delays in completion of construction, changes in real estate values, changes in operations costs and property taxes, levels of occupancy, adequacy of rent to cover operating expenses, possible environmental liabilities, regulatory limitations on rent, fluctuations in rental income, increased competition and other risks related to local and regional market conditions. The value of real-estate related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs. Some REITs have relatively small market capitalizations, which can tend to increase the volatility of the market price of their securities.

REITs are pooled investment vehicles that invest in real estate or real estate-related companies. The Fund may invest in different types of REITs, including equity REITs, mortgage REITs, and hybrid REITs. Equity REITs, which invest in and own real estate directly, generally invest a majority of their assets in income-producing properties to generate cash flow from rental income and gradual asset appreciation. The income-producing properties in which equity REITs invest typically include land, office, retail, industrial, hotel and apartment buildings, self storage, specialty and diversified and healthcare facilities. Equity REITs can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs, which make construction, development, or long-term mortgage loans, generally invest the majority of their assets in real estate mortgages or mortgage-backed securities and derive their income primarily from interest payments on the mortgages. Hybrid REITs share characteristics of equity REITs and mortgage REITs.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. An exchange-traded REIT is generally more liquid than a REIT that is not traded on a securities exchange.

In general, the value of a REIT’s shares changes in light of factors affecting the real estate industry. In addition, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. REITs are also subject to the risk of fluctuations in income from underlying real estate assets, poor performance by the REIT’s manager and the manager’s inability to manage cash flows generated by the REIT’s assets, prepayments and defaults by borrowers, self-liquidation, adverse changes in the tax laws, and, with regard to U.S. REITs (as defined in “Taxes” below, the risk of failing to qualify for tax-free pass-through of income under the Code and/or to maintain exempt status under the 1940 Act. See “Taxes” below for a discussion of special tax considerations relating to the Fund’s investments in U.S. REITs.

By investing in REITs indirectly through the Fund, investors will bear not only their proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to investors. Investments in REITs are subject to risks associated with the direct ownership of real estate.

Asset-Backed and Related Securities

An asset-backed security is a fixed income security that predominantly derives its creditworthiness from cash flows relating to a pool of assets. There are a number of different types of asset-backed and related securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, student loans, sub-prime mortgages, and credit- card receivables), collateralized mortgage obligations, and collateralized debt obligations, each of which is described in more detail below. Investments in asset-backed securities are subject to all of the market risks for fixed income securities described in the Prospectus under “Description of Principal Risks – Market Risk – Fixed Income Investments” and elsewhere in this SAI.

Mortgage-Backed Securities. Mortgage-backed securities are asset-backed securities backed by pools of residential and commercial mortgages, which may include sub-prime mortgages. Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government, such as Freddie Mac, Fannie Mae, and FHLBs), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. Interest and principal payments (including prepayments) on the mortgage loans underlying mortgage-backed securities pass through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage loan prepays the remaining principal before the loan’s scheduled maturity date. Unscheduled prepayments of the underlying mortgage loans may result in early payment of the applicable mortgage-backed securities held by the Fund. The Fund may be unable to invest prepayments in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than traditional fixed income securities. Many factors affect the rate of mortgage loan prepayments, including changes in interest rates, general economic conditions, further deterioration of worldwide economic and liquidity conditions, the location of the property underlying the mortgage, the age of the mortgage loan, governmental action, including legal impairment of underlying home loans, changes in demand for products financed by those loans, the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), and social and demographic conditions. During periods of falling interest rates, the rate of mortgage loan prepayments usually increases, which tends to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage loan prepayments usually decreases, which tends to increase the life of mortgage-backed securities.

Mortgage-backed securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government) or by non-governmental issuers. Securities issued by private organizations may not be readily marketable, and since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, mortgage-backed securities have been subject to greater illiquidity risk. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on mortgage-backed securities. Although liquidity of mortgage-backed securities has improved recently, there can be no assurance that in the future the market for mortgage-backed securities will continue to improve and become more liquid. In addition, mortgage-backed securities are subject to the risk of loss of principal if the obligors of the underlying obligations default in their payment obligations, and to certain other risks described in “Other Asset-Backed Securities” below. The risk of defaults associated with mortgage-backed securities is generally higher in the case of mortgage-backed investments that include sub-prime mortgages. See “Description of Principal Risks – Market Risk – Asset-Backed Securities” and “– Credit Risk” in the Prospectus for more information regarding credit and other risks associated with investments in asset-backed securities.

Mortgage-backed securities may include Adjustable Rate Securities as such term is defined in “Adjustable Rate Securities” below.

Other Asset-Backed Securities. Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described immediately above. Similar to mortgage-backed securities, other asset-backed securities face illiquidity risk from worldwide economic and liquidity conditions as described above in “Mortgage-Backed Securities”. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above.

Payment of interest on asset-backed securities and repayment of principal largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (i.e., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the securities’ credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

The market value of an asset-backed security may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. The market value of asset-backed securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral. In addition, the insolvency of an entity that generated the assets underlying an asset-backed security is likely to result in a decline in the market price of that security as well as costs and delays.

Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit card receivables are unsecured. In addition, the Fund may invest in securities backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans, many of which may be unsecured (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) (see “Collateralized Debt Obligations” (“CDOs”) below). Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.

In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on their credit cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit card.

Collateralized Mortgage Obligations (“CMOs”); Residuals and Strips. A CMO is a debt obligation backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer of a CMO generally pays interest and prepaid principal on a monthly basis. These payments are secured by the underlying portfolio, which typically includes mortgage pass-through securities guaranteed by Freddie Mac, Fannie Mae, or the Government National Mortgage Association (“Ginnie Mae”) and their income streams, and which also may include whole mortgage loans and private mortgage bonds.

CMOs are issued in multiple classes, often referred to as “tranches.” Each class has a different maturity and is entitled to a different schedule for payments of principal and interest, including pre-payments.

In a typical CMO transaction, the issuer of the CMO bonds uses proceeds from the CMO offering to buy mortgages or mortgage pass-through certificates (the “Collateral”). The issuer then pledges the Collateral to a third party trustee as security for the CMOs. The issuer uses principal and interest payments from the Collateral to pay principal on the CMOs, paying the tranche with the earliest maturity first. Thus, the issuer pays no principal on a tranche until all other tranches with earlier maturities are paid in full. The early retirement of a particular class or series has the same effect as the prepayment of mortgage loans underlying a mortgage-backed pass-through security.

CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or other asset-backed securities.

The Fund also may invest in CMO residuals, which are issued by agencies or instrumentalities of the U.S. government or by private lenders of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, and investment banks. A CMO residual represents excess cash flow generated by the Collateral after the issuer of the CMO makes all required principal and interest payments and after the issuer’s management fees and administrative expenses have been paid. Thus, CMO residuals have value only to the extent income from the Collateral exceeds the amount necessary to satisfy the issuer’s debt obligations on all other outstanding CMOs. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characterization of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses, and the pre-payment experience on the mortgage assets.

CMOs also include certificates representing undivided interests in payments of interest-only or principal-only (“IO/PO Strips”) on the underlying mortgages.

IO/PO Strips and CMO residuals tend to be more volatile than other types of securities. If the underlying securities are prepaid, holders of IO/PO Strips and CMO residuals may lose a substantial portion or the entire value of their investment. In addition, if a CMO pays interest at an adjustable rate, the cash flows on the related CMO residual will be extremely sensitive to rate adjustments.

Collateralized Debt Obligations (“CDOs”). The Fund may invest in CDOs, which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are asset-backed securities. A CBO is an obligation of a trust or other special purpose vehicle backed by a pool of fixed income securities. A CLO is an obligation of a trust or other special purpose vehicle typically collateralized by a pool of loans, which may include U.S. and non-U.S. senior secured and unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade, or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portions are the residual, equity, and subordinate tranches, which bear some or all of the risk of default by the bonds or loans in the trust, and therefore protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the riskier tranches, senior CBO or CLO tranches can experience substantial losses due to actual defaults(including collateral default), the total loss of the riskier tranches due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CBO or CLO securities.

The risks of an investment in a CDO largely depend on the type of underlying collateral securities and the tranche in which the Fund invests. The Fund may invest in any tranche of a CBO or CLO. Typically, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, the Fund may characterize its investments in CDOs as illiquid, unless an active dealer market for a particular CDO allows the CDO to be purchased and sold in Rule 144A transactions. CDOs are subject to the typical risks associated with debt instruments discussed elsewhere in this SAI and the Prospectus, including interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates), default risk, prepayment risk, credit risk, illiquidity risk, market risk, structural risk, and legal risk. Additional risks of CDOs include: (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments; (ii) the possibility that the quality of the collateral may decline in value or default, due to factors such as the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral, and the capability of the servicer of the securitized assets; (iii) market and illiquidity risks affecting the price of a structured finance investment, if required to be sold, at the time of sale; and (iv) if the particular structured product is invested in a security in which the Fund is also invested, this would tend to increase the Fund’s overall exposure to the credit of the issuer of such securities, at least on an absolute, if not on a relative basis. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected. An investment in a CDO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.

The Fund may invest in covered bonds, which are debt securities issued by banks or other credit institutions that are backed by both the issuing institution and underlying pool of assets that compose the bond (a “cover pool”). The cover pool for a covered bond is typically composed of residential or commercial mortgage loans or loans to public sector institutions. A covered bond may lose value if the credit rating of the issuing bank or credit institution is downgraded or the quality of the assets in the cover pool deteriorates.

Adjustable Rate Securities

Adjustable rate securities are securities that have interest rates that reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Adjustable rate securities include U.S. government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, changes in market interest rates or changes in the issuer’s creditworthiness may still affect their value. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the rate adjustments, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

Below Investment Grade Securities

The Fund may invest some or all of its assets in securities or instruments rated below investment grade (that is, rated below Baa3/P-2 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB-/A-2 by Standard & Poor’s (“S&P”) for a particular security/commercial paper, or securities unrated by Moody’s or S&P that are determined by the Manager to be of comparable quality to securities so rated) at the time of purchase, including securities in the lowest rating categories and comparable unrated securities (“Below Investment Grade Securities”) (commonly referred to as “junk bonds”). In addition, the Fund may hold securities that are downgraded to below investment grade status after the time of purchase by the Fund. Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of high yield debt may be (i) in poor financial condition, (ii) experiencing poor operating results, (iii) having substantial capital needs or negative net worth, or (iv) facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. The Fund’s investments in Below Investment Grade Securities are more dependent on the Manager’s own credit analysis than its investments in higher quality bonds. Certain of these securities may not be publicly traded, and therefore it may be difficult to obtain information as to the true condition of the issuers. The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities than for other types of securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value and are more likely to be fair valued (see “Determination of Net Asset Value” in the Prospectus and herein), particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Fund. Some Below Investment Grade Securities in which the Fund invests may be in poor standing or in default.

Securities in the lowest investment-grade category (BBB or Baa) also have some speculative characteristics. See “Appendix A – Commercial Paper and Corporate Debt Ratings” for more information concerning commercial paper and corporate debt ratings.

Distressed or Defaulted Instruments

The Fund may invest in securities, claims and obligations of U.S. and non-U.S. issuers which are experiencing significant financial or business difficulties (including companies involved in bankruptcy or other reorganization and liquidation proceedings). The Fund may purchase distressed securities and instruments of all kinds, including equity and debt instruments and, in particular, loans, loan participations, claims held by trade or other creditors, bonds, notes, non-performing and sub-performing mortgage loans, beneficial interests in liquidating trusts or other similar types of trusts, fee interests and financial interests in real estate, partnership interests and similar financial instruments, executory contracts and participations therein, many of which are not publicly traded and which may involve a substantial degree of risk.

Investments in distressed or defaulted instruments generally are considered speculative and may involve substantial risks not normally associated with investments in healthier companies, including adverse business, financial or economic conditions that can lead to defaulted payments and insolvency proceedings.

In particular, defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. The amount of any recovery may be adversely affected by the relative priority of the Fund’s investment in the issuer’s capital structure. The ability to enforce obligations may be adversely affected by actions or omissions of predecessors in interest that give rise to counterclaims or defenses, including causes of action for equitable subordination or debt recharacterization. In addition, such investments, collateral securing such investments, and payments made in respect of such investments may be challenged as fraudulent conveyances or to be subject to avoidance as preferences under certain circumstances.

Investments in distressed securities inherently have more credit risk than do investments in similar securities and instruments of non-distressed companies, and the degree of risk associated with any particular distressed securities may be difficult or impossible for the Manager to determine within reasonable standards of predictability. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed securities is unusually high.

If the Manager’s evaluation of the eventual recovery value of a defaulted instrument should prove incorrect, the Fund may lose a substantial portion or all of its investment or it may be required to accept cash or instruments with a value less than the Fund’s original investment.

Investments in financially distressed companies domiciled outside the United States involve additional risks. Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.

In addition, investments in distressed or defaulted instruments can present special tax issues for the Fund. See “Taxes” below for more information.

Brady Bonds

Brady Bonds are securities created through the restructuring of commercial bank loans to public and private entities under a debt restructuring plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, the Philippines, and other emerging countries.

Brady Bonds may be collateralized, are issued in various currencies (but primarily the U.S. dollar), and are traded in OTC secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

The valuation of a Brady Bond typically depends on an evaluation of: (i) any collateralized repayments of principal at final maturity; (ii) any collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayments of principal at maturity (the uncollateralized amounts constitute the “residual risk”). In light of the history of prior defaults by the issuers of Brady Bonds, investments in Brady Bonds may be viewed as speculative regardless of the current credit rating of the issuer. There are very few remaining Brady bonds in existence today.

Euro Bonds

Euro bonds are securities denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Euro bonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms in numerous countries. While Euro bonds often pay principal and interest in U.S. dollars held in banks outside of the United States (“Eurodollars”), some Euro bonds may pay principal and interest in other currencies. Euro bonds are subject to the same risks as other fixed income securities. See “Debt and Other Fixed Income Securities Generally” above.

Zero Coupon Securities

To the extent the Fund invests in “zero coupon” fixed income securities, it accrues interest income at a fixed rate based on initial purchase price and length to maturity, but the securities do not pay interest in cash on a current basis. The Fund is required to distribute the accrued income to its shareholders, even though the Fund is not receiving the income in cash on a current basis. Thus, the Fund may have to sell other investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so). See “Taxes” below. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO/PO Strips and STRIPS.

Indexed Investments

The Fund may invest in various transactions and instruments that are designed to track the performance of an index (including, but not limited to, securities indices and credit default indices). Indexed securities are securities the redemption values and/or coupons of which are indexed to a specific instrument, group of instruments, index, or other statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities or inflation indices, currencies, precious metals or other commodities, or other financial indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices.

While investments that track the performance of an index may increase the number, and thus the diversity, of the underlying assets to which the Fund is exposed, such investments are subject to many of the same risks of investing in the underlying assets that comprise the index discussed elsewhere in this section, as well as certain additional risks that are not typically associated with investments in such underlying assets. An investment that is designed to track the performance of an index may not replicate and maintain exactly the same composition and relative weightings of the assets in the index. Additionally, the liquidity of the market for such investments may be subject to the same conditions affecting liquidity in the underlying assets and markets and could be relatively less liquid in certain circumstances. The performance of indexed securities depends on the performance of the security, security index, inflation index, currency, or other instrument to which they are indexed. Interest rate changes in the United States and abroad also may influence performance. Indexed securities also are subject to the credit risks of the issuer, and their values are adversely affected by declines in the issuer’s creditworthiness.

The Fund’s investments in certain indexed securities, including inflation-indexed bonds, may generate taxable income in excess of the interest they pay to the Fund, which may cause the Fund to sell investments to obtain cash to make income distributions to shareholders (including at a time when it may not be advantageous to do so). See “Taxes” below.

Currency-Indexed Securities. Currency-indexed securities have maturity values or interest rates determined by reference to the values of one or more foreign currencies. Currency-indexed securities also may have maturity values or interest rates that depend on the values of a number of different foreign currencies relative to each other.

Inverse Floating Obligations. Indexed securities in which the Fund may invest include so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically decline as the index or reference rates, typically short-term interest rates, increase and increase as index or reference rates decline. An inverse floating obligation may have the effect of investment leverage to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index or reference rate of interest. Generally, leverage will result in greater price volatility.

Inflation-Indexed Bonds. The Fund may invest in inflation-indexed bonds and in futures contracts on inflation-indexed bonds. See “Options and Futures – Inflation-Linked Futures” above for a discussion of inflation-linked futures. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury (or “TIPS”) have maturities of approximately three, five, ten, or thirty years, although it is possible that securities that have other maturities will be issued in the future. U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and, consequently, the interest they pay (calculated with respect to a smaller principal amount) will be reduced. The U.S. government guarantees the repayment of the original bond principal upon maturity (as adjusted for inflation) in the case of a TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will change in the same proportion as changes in nominal interest rates, and short-term increases in inflation may lead to a decline in their value.

Although inflation-indexed bonds protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. In addition, inflation-indexed bonds do not protect holders from increases in interest rates due to reasons other than inflation (such as changes in currency exchange rates).

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect changes in a comparable inflation index calculated by the foreign government. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States.

Coupon payments received by the Fund from inflation-indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase in the principal amount of an inflation-indexed bond constitutes taxable ordinary income to investors in the Fund, even though principal is not paid until maturity.

Structured Notes

Similar to indexed securities, structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate, or index (the “reference”) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the reference. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be indexed positively or negatively, so that appreciation of the reference may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference, making the value of the note particularly volatile.

Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

Firm Commitments and When-Issued Securities

The Fund may enter into firm commitments and similar agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. For example, to the extent the Fund invests in fixed income securities, it may enter into a firm commitment agreement if the Manager anticipates a decline in interest rates and believes it is able to obtain a more advantageous future yield by committing currently to purchase securities to be issued later. The Fund generally does not earn income on the securities it has committed to purchase until after delivery. The Fund may take delivery of the securities or, if deemed advisable as a matter of investment strategy, may sell the securities before the settlement date. When payment is due on when-issued or delayed-delivery securities, the Fund makes payment from then-available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than what the Fund paid for them).

Loans (Including Bank Loans), Loan Participations, and Assignments

The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties by a corporate, governmental, or other borrower. Such “loans” may include bank loans, promissory notes, and loan participations, or in the case of suppliers of goods or services, trade claims or other receivables. Investments in direct debt instruments are subject to the Fund’s policies regarding the quality of debt investments generally. Such instruments may include term loans and revolving loans, may pay interest at a fixed or floating rate, and may be senior or subordinated. The Fund may acquire interests in loans either directly (by way of sale or assignment) or indirectly (by way of participation).

Purchases of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest, and adverse changes in the creditworthiness of the borrower may affect its ability to pay principal and interest. Direct debt instruments may not be rated by any rating agency. In the event of non-payment of interest or principal, loans that are secured offer the Fund more protection than comparable unsecured loans. However, no assurance can be given that the collateral for a secured loan can be liquidated or that the proceeds will satisfy the borrower’s obligation. Investment in the indebtedness of borrowers with low creditworthiness involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Investments in sovereign debt similarly involve the risk that the governmental entities responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due. The bank loans acquired by the Fund may be below investment grade.

When investing in a loan participation, the Fund typically purchases participation interests in a portion of a lender’s or participant’s interest in a loan but has no direct contractual relationship with the borrower. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. The Fund must rely on the seller of the participation interest not only for the enforcement of the Fund’s rights against the borrower but also for the receipt and processing of principal, interest, or other payments due under the loan. This may subject the Fund to greater delays, expenses, and risks than if the Fund could enforce its rights directly against the borrower. In addition, the Fund generally will have no rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant. In addition, under the terms of a participation agreement, the Fund may be treated as a creditor of the seller of the participation interest (rather than of the borrower), thus exposing the Fund to the credit risk of the seller in addition to the credit risk of the borrower. Additional risks include inadequate perfection of a loan’s security interest, the possible invalidation or compromise of an investment transaction as a fraudulent conveyance or preference under relevant creditors’ rights laws, the validity and seniority of bank claims and guarantees, environmental liabilities that may arise with respect to collateral securing the obligations, and adverse consequences resulting from participating in such instruments through other institutions with lower credit quality.

Bank loans and participation interests may not be readily marketable and may be subject to restrictions on resale. There can be no assurance that future levels of supply and demand in loan or loan participation trading will provide an adequate degree of liquidity and no assurance that the market will not experience periods of significant illiquidity in the future.

Investments in loans through direct assignment of a lender’s interests may involve additional risks to the Fund. For example, if a secured loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness the Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower.

The Manager may, with respect to its management of investments in certain loans for the Fund, seek to remain flexible to purchase and sell other securities in the borrower’s capital structure, by remaining “public.” In such cases, the Manager will seek to avoid receiving material, non-public information about the borrowers to which the Fund may lend (through assignments, participations or otherwise). The Manager’s decision not to use material, non-public information about borrowers may place the Manager at an information disadvantage relative to other lenders. Also, in instances where lenders are asked to grant amendments, waivers or consents in favor of the borrower, the Manager’s ability to assess the significance of the amendment, waiver or consent or its desirability from the Fund’s point of view may be materially and adversely affected.

When the Manager’s employees, on-site consultants, partners, members, directors, or officers come into possession of material, non-public information about the issuers of loans that may be held by the Fund or other accounts managed by the Manager (either intentionally or inadvertently), or material, non-public information is otherwise attributed to the Manager, the Manager’s ability to trade in other securities of the issuers of these loans for the account of the Manager will be limited pursuant to applicable securities laws. Such limitations on the Manager’s ability to trade could have an adverse effect on the Fund. In many instances, these trading restrictions could continue in effect for a substantial period of time.

Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so. The Fund is required to maintain liquid assets to cover the Fund’s potential obligations under standby financing commitments.

Trade Claims. The Fund may purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings. Trade claims generally include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. An investment in trade claims is very speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Additionally, there can be restrictions on the purchase, sale, and/or transferability of trade claims during all or part of a bankruptcy proceeding. The markets in trade claims generally are not regulated by U.S. federal securities laws or the SEC.

Trade claims are typically unsecured and may be subordinated to other unsecured obligations of a debtor, and generally are subject to defenses of the debtor with respect to the underlying transaction giving rise to the trade claim. Although the Manager endeavors to protect against such risks in connection with the evaluation and purchase of claims, trade claims are subject to risks not generally associated with standardized securities and instruments due to the idiosyncratic nature of the claims purchased. These risks include the risk that the debtor may contest the allowance of the claim due to disputes the debtor has with the original claimant or the inequitable conduct of the original claimant, or due to administrative errors in connection with the transfer of the claim. Recovery on allowed trade claims also may be impaired if the anticipated dividend payable on unsecured claims in the bankruptcy is not realized or if the timing of the bankruptcy distribution is delayed. As a result of the foregoing factors, trade claims are also subject to the risk that if the Fund does receive payment, it may be in an amount less than what the Fund paid for or otherwise expects to receive in respect of the claim.

In addition, because they are not negotiable instruments, trade claims are typically less liquid than negotiable instruments. Given these factors, trade claims often trade at a discount to other pari passu instruments.

Reverse Repurchase Agreements and Dollar Roll Agreements

The Fund may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

Dollar rolls are transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon)

securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

If the buyer in a reverse repurchase agreement or dollar roll agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. Furthermore, in that situation the Fund may be unable to recover the securities it sold in connection with a reverse repurchase agreement and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may only be willing to pay $95 for a bond with a market value of $100). The Fund’s use of reverse repurchase agreements also subjects the Fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks OTC derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Description of Principal Risks – Derivatives Risk” and “ – Counterparty Risk” in the Prospectus and “Uses of Derivatives” below. Reverse repurchase agreements and dollar rolls are not considered borrowings by the Fund for purposes of the Fund’s fundamental investment restriction on borrowings.

Commodity-Related Investments

The Fund may gain exposure to commodity markets by investing in commodities or commodity-related instruments directly or indirectly, including through investments in GMO Alternative Asset Opportunity Fund, a series of the Trust, which is offered through a separate private placement memorandum. GMO Alternative Asset Opportunity Fund pursues its objective by investing in a range of markets, including the commodity markets, which include a range of assets with tangible properties, such as oil, natural gas, agricultural products (e.g., wheat, corn, and livestock), precious metals (e.g., gold and silver), industrial metals (e.g., copper), and softs (e.g., cocoa, coffee, and sugar). GMO Alternative Asset Opportunity Fund obtains such exposure by investing in shares of a wholly-owned subsidiary company, which, in turn, primarily invests in commodity-related derivatives (as defined below). GMO serves as the investment manager to the subsidiary but does not receive any additional management or other fees for such services.

Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels). In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.

Actions of and changes in governments, and political and economic instability, in commodity-producing and -exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation also may impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.

GMO Alternative Asset Opportunity Fund achieves indirect exposure to commodities through its wholly-owned subsidiary, which, in turn, invests in derivatives whose values are based on the value of a commodity, commodity index, or other readily-measurable economic variables dependent upon changes in the value of commodities or the commodities markets (“commodity-related derivatives”). The value of commodity-related derivatives fluctuates based on changes in the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable. See “Options and Futures” “Structured Notes,” “Swap Contracts and Other Two-Party Contracts,” and “Uses of Derivatives” herein for more information on the Fund’s investments in derivatives, including commodity-related derivatives such as swap agreements, commodity futures contracts, and options on commodity futures contracts.

To the extent that the Fund invests in GMO Alternative Asset Opportunity Fund, it should generally be entitled to treat all of the income that it recognizes from GMO Alternative Asset Opportunity Fund, including income from GMO Alternative Asset Opportunity Fund’s investment in its subsidiary, as qualifying income for purposes of qualifying as a regulated investment company under the Code. There is a risk, however, that the Internal Revenue Service (“IRS”) could determine that some or all of the income derived from GMO Alternative Asset Opportunity Fund’s investment in its subsidiary should not be treated as qualifying income in the hands of the Fund, if the Fund invests in GMO Alternative Asset Opportunity Fund, which might adversely affect the Fund’s ability to qualify as regulated investment companies. GMO Alternative Asset Opportunity Fund’s subsidiary is a “controlled foreign corporation” for U.S. federal tax purposes. See “Taxes” below.

The Fund’s direct investments in certain commodity-related instruments may be limited by the Fund’s intention to qualify as a regulated investment company under the Code, and may limit the Fund’s ability to so qualify. See “Taxes” below for more information.

Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities

At the time of purchase, the Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, “illiquid securities” are securities that the Fund may not sell or dispose of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

A repurchase agreement maturing in more than seven days is considered illiquid, unless it can be terminated after a notice period of seven days or less.

Private Placements and Restricted Investments. Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, securities issued by entities deemed to be affiliates of the Fund, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition, the Fund may not be able to initiate a transaction or liquidate a position in such investments at a desirable price. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the Securities Act of 1933, as amended (the “1933 Act”), unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. The Fund selling its securities in a registered offering may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act. In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense.

At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing the Fund’s net asset value. The judgment of the Manager normally plays a greater role in valuing these securities than in valuing publicly traded securities.

IPOs and Other Limited Opportunities. The Fund may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.

Investments in Other Investment Companies or Other Pooled Investments

Subject to applicable regulatory requirements, the Fund may invest in shares of both open- and closed-end investment companies (including other GMO Funds, money market funds, and ETFs). Investing in another investment company exposes the Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses. The Fund also may invest in private investment funds, vehicles, or structures.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs in which the Fund may invest typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. The Fund also may invest in actively-managed ETFs. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”), Vanguard ETFs, and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs, Vanguard ETFs, and iShares are predominantly listed on the NYSE Arca). The market price for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.

Because ETFs are investment companies, investments in ETFs would, absent exemptive relief, be limited under applicable statutory limitations. Those limitations restrict the Fund’s investment in the shares of an ETF or other investment company to up to 5% of the Fund’s assets (which may represent no more than 3% of the securities of such ETF or other investment company) and limit aggregate investments in all ETFs and other investment companies to 10% of the Fund’s assets.

Investments in Wholly-Owned Subsidiaries

The Fund may invest in one or more wholly-owned subsidiary companies (each, a “Subsidiary”) and, if so, will be indirectly exposed to the risks of any such Subsidiary’s investments.

Once established, any foreign Subsidiary that is a corporation for U.S. federal income tax purposes will be a “controlled foreign corporation” (“CFC”) for U.S. federal income tax purposes. See the “Taxes” section below for more information.

GMO serves or will serve as the investment manager to each Subsidiary, but does not receive any additional management or other fees in respect of such services. In addition, [            ], [            ], serves or will serve as each Subsidiary’s custodian, transfer agent, and fund accounting agent. It is possible that the Fund will make investments through one or more wholly-owned domestic Subsidiaries. Any such Subsidiary could be treated, at its election, as either a so-called “C corporation” or as a disregarded entity for U.S. federal income tax purposes.

Future changes in the securities, corporate, tax or other applicable laws of the United States and/or the jurisdiction in which a Subsidiary is organized could result in the inability of the Fund and/or its respective Subsidiaries to operate as described in the Prospectus or this SAI and could adversely affect the Fund and its shareholders.

Legal and Regulatory Risk

Legal, tax, and regulatory changes could occur during the term of the Fund that may adversely affect the Fund. New (or revised) laws or regulations or interpretations of existing law may be issued by the IRS or Treasury Department, the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, or other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities, or self-regulatory organizations. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. While certain of the rules are not effective, other rules are not yet final, so its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts (and certain related swaps positions). All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Manager and its affiliates may be aggregated for this purpose. Although it is possible that the trading decisions of the Manager may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits, the Manager believes that this is unlikely. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the Fund may trade have adopted reporting requirements. If the Fund’s short positions or its strategy become generally known, it could have a significant effect on the Manager’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by the Fund forcing the Fund to cover its positions at a loss. Such reporting requirements also may limit the Manager’s ability to access management and other personnel at certain companies where the Manager seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy. Short sales are also subject to certain SEC regulations. If the SEC were to adopt additional restrictions regarding short sales, they could restrict the Fund’s ability to engage in short sales in certain circumstances, and the Fund may be unable to execute its investment strategy as a result.

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

Pending regulations would require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. It is currently unclear how these requirements would apply to loan participations, syndicated loans, and loan assignments. To the extent the Fund invests in loans, it could be adversely affected by the regulation. The effect of any future regulatory change on the Fund could be substantial and adverse.

Lack of Operating History

As of the date of this SAI, the Fund has no operating history. Therefore, there is no operating history to evaluate the Fund’s future performance. The past performance of other investment funds managed by the Manager cannot be relied upon as an indicator of the Fund’s success, in part because of the unique nature of the Fund’s investment strategy. An investor in Fund must rely upon the ability of the Manager in identifying and implementing investments. There can be no assurance that such personnel will be successful in identifying and implementing investment opportunities for the Fund.

ADDITIONAL INVESTMENT STRATEGIES

Merger Arbitrage Transactions

The Fund may engage in merger arbitrage transactions, where the Fund will purchase securities at prices below the Manager’s anticipated value of the cash, securities or other consideration to be paid or exchanged for such securities in a proposed merger, exchange offer, tender offer or other similar transaction. Such purchase price may be substantially in excess of the market price of the securities prior to the announcement of the merger, exchange offer, tender offer or other similar transaction. If the proposed merger, exchange offer, tender offer or other similar transaction later appears likely not to be consummated or in fact is not consummated or is delayed, the market price of the security purchased by the Fund may decline sharply and result in losses to the Fund if such securities are sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price. There is typically asymmetry in the risk/reward payout of mergers – the losses that can occur in the event of deal break-ups can far exceed the gains to be had if deals close successfully. For instance, mark-to-market losses can occur intra-month even if a particular deal is not breaking-up and such losses may or may not be recouped upon successful consummation of such deal. Further, the consummation of mergers, tender offers and exchange offers can be prevented or delayed by a variety of factors, including: (i) regulatory and antitrust restrictions; (ii) political motivations; (iii) industry weakness; (iv) stock specific events; (v) failed financings; and (vi) general market declines. Also, in certain transactions, the Fund may not hedge against market fluctuations. This can result in losses even if the proposed transaction is consummated. In addition, a security to be issued in a merger or exchange offer may be sold short by the Fund in the expectation that the short position will be covered by delivery of such security when issued. If the merger or exchange offer is not consummated, the Fund may be forced to cover its short position at a higher price than its short sale price, resulting in a loss.

Merger arbitrage strategies also depend for success on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions.

Merger arbitrage strategies are also subject to the risk of overall market movements. To the extent that a general increase or decline in equity values affects the stocks involved in a merger arbitrage position differently, the position may be exposed to loss. At any given time, arbitrageurs can become improperly hedged by accident or in an effort to maximize risk-adjusted returns. This can lead to inadvertent market-related losses.

Short Sales

The Fund may engage in short sales in its investment program in an attempt to increase its returns or for hedging purposes. The Fund may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. If the Fund makes a short sale against the box, the Fund will not immediately deliver the securities or currencies sold and will not immediately receive the proceeds from the sale. However, with respect to securities, the Fund is required to hold securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. Once the Fund closes out its short position by delivering the securities or currencies sold short, it will receive the proceeds of the sale. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box. Short sales expose the Fund to the risk that it will be required to acquire, convert, or exchange securities or currencies to replace the borrowed securities at a time when the securities or currencies sold short have appreciated in value, thus resulting in a loss to the Fund.

In addition, the Fund is permitted to make short sales of securities or currencies it does not own (i.e., short sales that are not against the box), in anticipation of a decline in the market value of that security or currency. To do so, the Fund borrows a security (e.g., shares of an ETF) or currency from a broker and sells it to a third party. The Fund then is obligated to replace the security or currency borrowed by purchasing it at the market price at or prior to termination of the loan. The price at such time may be more or less than the price at which the security or currency was sold by the Fund, and purchasing such security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. Until the security or currency is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security or currency, the Fund also may be required to pay a premium, which would increase the cost of the security or currency sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales that are not against the box.

The Fund will incur a loss as a result of a short sale if the price of the security or index or currency increases between the date of the short sale and the date on which the Fund replaces the borrowed security or currency. The Fund will realize a gain if the price of the security or currency declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale. Short sales that are not against the box involve a form of investment leverage, and the amount of the Fund’s loss on such a short sale is theoretically unlimited. Under adverse market conditions, the Fund may have difficulty purchasing securities or currencies to meet its short sale delivery obligations, and may have to sell portfolio securities or currencies to raise the capital necessary to meet its short sale obligations at a time when it would be unfavorable to do so. If a request for return of borrowed securities and/or currencies occurs at a time when other short sellers of the securities and/or currencies are receiving similar requests, a “short squeeze” can occur, and the Fund may be compelled to replace borrowed securities and/or currencies previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received in originally selling the securities and/or currencies short. In addition, the Fund may have difficulty purchasing securities and/or currencies to meet its delivery obligations in the case of less liquid securities and/or currencies sold short by the Fund such as certain emerging market country securities or securities of companies with smaller market capitalizations. The Fund also may create investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. These derivative products will typically expose the Fund to economic risks similar to those associated with shorting securities directly.

There can be no assurance that the short positions that the Fund holds will act as an effective hedge against its long positions. Any decrease in negative correlation or increase in positive correlation between the positions the Manager anticipated would be offsetting (such as short and long positions in securities or currencies held by the Fund) could result in significant losses for the Fund.

To the extent the Manager employs a hedging strategy for the Fund, the success of any such hedging strategy will depend, in part, upon the Manager’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments being hedged.

USES OF DERIVATIVES

Introduction and Overview

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

This overview outlines various ways in which the Fund may use different types of exchange-traded and OTC derivatives in implementing its investment program. It is intended to supplement the information included in the Prospectus, including the risks associated with derivatives described under “Description of Principal Risks” in the Prospectus, and the information provided in the “Fund Investments” and “Descriptions and Risks of Fund Investments” sections of this SAI. As indicated in the Prospectus and in this SAI, the Fund may use the derivatives and engage in the derivatives strategies described below directly and/or indirectly through its investments in a Subsidiary. This overview, however, is not intended to be exhaustive and the Fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this SAI or the Prospectus.

In addition, the Fund may decide not to employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. Also, suitable derivatives transactions may not be available in all circumstances and there can be no assurance that the Fund will be able to identify or employ a desirable derivatives transaction at any time or from time to time, or that any such transactions will be successful.

The Fund may take advantage of instruments and any security or synthetic or derivative instruments which are not presently contemplated for use by the Fund or which are not currently available, but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. The Fund may become a party to various other customized derivative instruments entitling the counterparty to certain payments on the gain or loss on the value of an underlying or referenced instrument.

Note: Unless otherwise noted below in this section, the uses of derivatives discussed herein with respect to the Fund only refer to the Fund’s direct use of such derivatives. As indicated in the Prospectus and in the “Fund Investments” section of this SAI, the Fund may invest in other series of the Trust, which, in turn, may use types of derivatives and/or employ derivatives strategies that differ from those described in this SAI or the Prospectus.

Function of Derivatives in the Fund. The types of derivatives used and derivatives strategies employed by the Fund and the extent the Fund uses derivatives may vary depending on the Fund’s specific investment objective and strategies. The Fund may use exchange-traded and OTC financial derivatives as an integral part of its investment program. In addition, specific market conditions may influence the Manager’s choice of derivatives and derivatives strategies for the Fund, in some cases to a significant extent.

Legal and Regulatory Risk Relating to Derivatives. As described above under “Descriptions and Risks of Fund Investments – Legal and Regulatory Risk,” the U.S. government recently enacted legislation which includes provisions for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because the legislation leaves much to rule making (and many of the rules are not yet final), its ultimate impact remains unclear. The regulatory changes could, among other things, restrict the Fund’s ability to engage in derivatives transactions (including because certain types of derivatives transactions may no longer be available to the Fund) and/or increase the costs of such derivatives transactions (including through increased margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result.

Use of Derivatives by the Fund

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts, and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero) or the investment exposures of another fund or account that invests in the Fund. For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio or the portfolio of another fund or account that invests in the Fund. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures or the investment exposures of another fund or account that invests in the Fund to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund or another fund or account that invests in the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of those stocks) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposures, the Fund also may use currency derivatives, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio.

The Fund may also use derivatives to effect transactions intended as substitutes for securities lending.

The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund may have gross investment exposures in excess of its net assets (i.e., the Fund may be leveraged) and therefore would be subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

I NVESTMENT RESTRICTIONS

Fundamental Restrictions:

The following are Fundamental Investment Restrictions of the Fund, which may not be changed without shareholder approval:

(1) The Fund may not borrow money except under the following circumstances: (i) The Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) The Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; and (iii) The Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls, and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that the Fund’s custodian earmarks and maintains cash and/or high-grade debt securities equal in value to its obligations in respect of these transactions.

Under current pronouncements of the SEC staff, the above types of transactions are not treated as involving senior securities so long as and to the extent that the Fund maintains liquid assets equal in value to its obligations in respect of these transactions.

(2) The Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(3) The Fund may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

(4) The Fund may not make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund’s portfolio securities. Loans of portfolio securities may be made with respect to up to 33 1/3% of the Fund’s total assets.

(5) The Fund may not concentrate more than 25% of the value of its total assets in any one industry.

For purposes of this Fundamental Restriction (5), the U.S. government and its agencies and instrumentalities are not considered to be an industry.

(6) The Fund may not purchase physical commodities, except that the Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts, and options contracts).

For purposes of investment restriction (6) above, at the time of the establishment of the restriction, swap contracts on financial instruments or rates were not within the understanding of the term “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the CFTC that subject such swaps to regulation by the CFTC, the Fund will not consider such instruments to be commodities or commodity contracts for purposes of this restriction.

(7) The Fund may not issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC.

The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements, and standby commitment agreements fall within the functional meaning of the term “evidence of indebtedness,” the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if the Fund covers such obligations or maintains liquid assets equal in value to its obligations with respect to these transactions. Similarly, so long as such assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any borrowing permitted by Fundamental Restriction (1) above; any collateral arrangements with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.

Non-Fundamental Restrictions:

The following are Non-Fundamental Investment Restrictions of the Fund, which may be changed by the Trustees without shareholder approval:

(1) The Fund may not make investments for the purpose of gaining control of a company’s management.

This restriction shall not apply with respect to the Fund’s investments in one or more wholly-owned subsidiaries.

(2) The Fund may not invest more than 15% of its net assets in illiquid securities.

Except as indicated above in Fundamental Restriction (1), all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The phrase “shareholder approval,” as used in the Prospectus and in this SAI, and the phrases “vote of a majority of the outstanding voting securities” and “the approval of shareholders,” as used herein with respect to the Fund, mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies and restrictions that are explicitly described as fundamental in the Prospectus or this SAI, the investment policies and restrictions of the Fund may be changed by the Trust’s Trustees without the approval of shareholders of the Fund. Policies and restrictions of the Fund that are explicitly described as fundamental in the Prospectus or this SAI cannot be changed without the approval of shareholders of the Fund.

DETERMINATION OF NET ASSET VALUE

The net asset value (or “NAV”) of each class of shares of the Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 p.m. Boston time. Current net asset values per share for each class of shares of the Fund are available at www.gmo.com.

The NAV per share of a class of shares of the Fund is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, allocated to that share class by the total number of outstanding shares of that class. NAV is not determined on any days when either the NYSE or the U.S. bonds markets are closed for business. For these purposes, the U.S. bond markets are deemed to be closed on the dates that the Securities Industry and Financial Markets Association recommends a full close for the trading of U.S. dollar-denominated fixed income securities in the United States.

The Fund also may elect not to determine NAV on days during which no share is tendered for redemption and no order to purchase or sell a share is received by the Fund. Please refer to “Determination of Net Asset Value” in the Prospectus for additional information. In addition, to the extent the Fund holds portfolio securities listed on non-U.S. exchanges that trade on days on which the NYSE or the U.S. bond markets are closed, the value of the Fund’s assets may change significantly on days when shares cannot be redeemed.

Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative pricing sources may be available for securities held by the Fund, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund.

DI STRIBUTIONS

The Prospectus describes the distribution policies of the Fund under the heading “Distributions and Taxes.” The Fund generally maintains a policy to pay its shareholders, as dividends, substantially all net investment income, if any, and all net realized capital gains, if any, after offsetting any available capital loss carryforwards. The Fund generally maintains a policy to make distributions at least annually, sufficient to avoid the imposition of a nondeductible 4% excise tax on certain undistributed amounts of ordinary income and net realized capital gain. The Fund, from time to time and at the Fund’s discretion, also may make unscheduled distributions of net investment income, short-term capital gains, and/or long-term capital gains prior to large redemptions by shareholders from the Fund or as otherwise deemed appropriate by the Fund. From time to time or as otherwise provided in the Fund’s Prospectus, distributions by the Fund could constitute, for U.S. federal income tax purposes, a return of capital to shareholders (see discussion in “Taxes” below).

TAXES

Tax Status and Taxation of the Fund

The Fund is treated as a separate taxable entity for U.S. federal income tax purposes. The Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (previously defined above as the “Code”). In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)

diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. government or RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined generally as a partnership (i) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from passive income sources defined in Section 7704(d) of the Code, and (iii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Further, for the purposes of the diversification test in paragraph (b) above: (i) the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership, and (ii) identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

As described above, the Fund intends generally to distribute at least annually to its shareholders substantially all of its net investment income (including any net tax-exempt interest income), if any, and all of its net realized capital gains (including both net short-term and long-term capital gains), if any. Any net taxable investment income or net short-term capital gains (as reduced by any net long-term capital losses) retained by the Fund will be subject to tax at the Fund level at regular corporate rates. Although the Fund intends generally to distribute all of its net capital gain (i.e., the excess of any net long-term capital gains over net short-term capital losses) each year, the Fund reserves the right to retain for investment all or a portion of its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at the Fund level at regular corporate rates on the amount retained. In that case, the Fund is permitted to designate the retained amount as undistributed capital gains in a timely notice to its shareholders, who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund were to properly make this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, the Fund generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund were to fail to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending October 31 within that year, plus any such retained amounts from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the payment of the excise tax amount is deemed by the Fund to be de minimis).

Realized capital losses in excess of realized capital gains (“Net Capital Losses”) are not permitted to be deducted against net investment income. Instead, potentially subject to the limitations described below, the Fund will carry Net Capital Losses forward from any taxable year to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.

The Fund may carry Net Capital Losses forward to one or more subsequent taxable years without expiration. The Fund must apply such carryforwards first against gains of the same character. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

In addition, the Fund’s ability to use Net Capital Losses may be limited following the occurrence of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5% or more of the shares of the Fund (each, an “ownership change”). The Code may similarly limit the Fund’s ability to use any of its other capital losses, or ordinary losses, that have accrued but have not been recognized (i.e., “built-in” losses) at the time of an ownership change to the extent they are realized within the five-year period following the ownership change.

It is possible that the Fund will make investments through one or more wholly-owned foreign subsidiaries. Any such Subsidiary will be a CFC for U.S. federal income tax purposes. See “Tax Implications of Certain Investments” below for more information.

It is possible that the Fund will make investments through one or more wholly-owned domestic Subsidiaries. Any such Subsidiary could be treated, at its election, as either a so-called “C corporation” or as a disregarded entity for U.S. federal income tax purposes. Were a Subsidiary to be treated as a C corporation, it would be subject to U.S. federal income tax on its taxable income at corporate rates. To the extent supported by the C corporation’s earnings and profits, distributions from such a C corporation would potentially be eligible for treatment as qualified dividend income or the dividends-received income, both as described below, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of such C corporation’s shares.

Transactions in Fund Shares

The sale, exchange, or redemption of Fund shares may give rise to a taxable gain or loss, generally equal to the difference between the amount realized by a shareholder on the disposition of the shares (that is, gross proceeds) and the shareholder’s adjusted basis in those shares. Under rules effective January 1, 2012, to the extent a shareholder’s account is subject to U.S. federal tax reporting (including an account for which a shareholder has informed the Fund that it would like to receive “informational only” U.S. federal tax reporting), the Fund generally will provide cost-basis information (on an IRS Form 1099-B) to the IRS and to the shareholder with respect to Fund shares when such shares are subsequently redeemed or exchanged. Under the rules, the Fund is required to use the particular cost-basis reporting method (e.g., average cost basis, first in-first out, specific share identification) selected by the shareholder in reporting such adjusted basis information, and if a shareholder fails to select a particular method, use the Fund’s default method. This reporting is generally not required for Fund shares held in a retirement or other tax-advantaged account, unless a shareholder has opted for “informational only” reporting as described above. Shareholders should contact the Fund for more information about how to select a particular cost basis accounting method, as well as for information about the Fund’s particular default method.

Shareholders also should consult their tax advisors concerning the application of these rules to their investment in the Fund, and for advice about selecting a cost basis accounting method suitable for them in light of their particular circumstances.

If a shareholder has purchased shares of the Fund through an intermediary, in general, the intermediary and not the Fund will be responsible for providing the cost basis and related reporting described above to the shareholder, including pursuant to the intermediary’s available cost basis accounting methods. Thus, shareholders purchasing shares through an intermediary should contact the intermediary for more information about how to select a particular cost basis accounting method, as well as for information about the intermediary’s particular default method.

In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than one year and as short-term capital gain if the shares have been held for not more than one year. However, in the event that the Fund were to be deemed a “nonpublicly offered RIC” as described under “Limitation on Deductibility of Fund Expenses” below, depending on a shareholder’s percentage ownership in the Fund, a partial redemption of Fund shares could cause the shareholder to be treated as receiving a dividend, taxable under the rules applicable to dividends and distributions described below, rather than capital gain income received in exchange for Fund shares. In this case, a shareholder would generally not be able to recognize any losses on the redeemed Fund shares. Shareholders should consult their tax advisers regarding the proper tax treatment of their redemptions from the Fund.

Any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less generally will be treated as long-term capital loss to the extent of any Capital Gain Dividends, as defined below, received or deemed received by a shareholder with respect to those shares. Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rules if other shares of the Fund are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Taxation of Fund Distributions

Fund distributions are taxable to shareholders under the rules described below whether received in cash or reinvested in additional Fund shares.

Dividends and distributions on the Fund’s shares are generally subject to U.S. federal income tax as described below to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid for its shares. Such distributions may reduce the net asset value of the Fund’s shares below the shareholder’s cost basis in those shares. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

For U.S. federal income tax purposes, distributions of investment income made by the Fund are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. In general, the Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gains (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) generally are taxable to shareholders as long-term capital gains. Distributions attributable to net short-term capital gain (as reduced by any net long-term capital loss for the taxable year, in each case determined with reference to loss carryforwards) generally are taxable to shareholders as ordinary income.

Distributions of investment income properly reported by the Fund as derived from “qualified dividend income” will be taxable to shareholders taxed as individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels.

In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (A) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (B) treated as a “passive foreign investment company” (as defined below).

In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the above-described holding period and other requirements are met at both the shareholder and Fund level, qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain. If the aggregate qualified dividend income received by the Fund during any taxable year is 95% or more of its “gross income,” then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss. The Fund does not expect that a significant portion of its distributions will be eligible to be treated as qualified dividend income.

For corporate shareholders (other than S corporations), the 70% dividends-received deduction will generally apply (subject to holding period and other requirements imposed by the Code) to the Fund’s dividends paid from investment income to the extent derived from dividends received from U.S. corporations for the taxable year. A dividend received by the Fund from a U.S. corporation will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). The Fund generally does not expect that a significant portion of its distributions will be eligible for the corporate dividends-received deduction.

The Fund does not expect that income from any Subsidiary treated as a CFC will be eligible to be treated as qualified dividend income. In addition, the Fund does not expect that distributions from such a Subsidiary will be eligible for the corporate dividends-received deduction.

A portion of the original issue discount (“OID”) accrued on certain high yield discount obligations may not be deductible to the issuer as interest and will instead be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID. See “Tax Implications of Certain Investments” below for more discussion of OID.

To the extent that the Fund makes a distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement treated for U.S. federal income tax purposes as a loan, such distribution will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. Certain details of the implementation of this tax remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of ordinary dividends and capital gain dividends as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

[It is possible that the Fund will] make a distribution to its shareholders in excess of its “earnings and profits” in any taxable year (a “Return of Capital Distribution”), in which case the excess distribution will be treated as a return of capital to the extent of each shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable to the extent such an amount does not exceed a shareholder’s tax basis. Return of Capital Distributions reduce a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by such shareholder of the shares.

[It is possible that the Fund will] make distributions of capital gains in excess of its net capital gain for the taxable year (as reduced by any available capital loss carryforwards from prior taxable years). In this case, there is a possibility that the distributions will be taxable as ordinary dividend distributions, even though the distributed excess amounts would not have been subject to tax if retained by the Fund.

The distribution paid to shareholders by the Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year.

Early each calendar year, the Trust will provide U.S. federal tax information, including information about the character and amount of dividends and distributions paid during the preceding year, to taxable investors and others requesting such information (generally on an IRS Form 1099). In certain cases, the Fund may be required to amend tax information reported to shareholders in respect of a particular year. In this event, shareholders may be required to file amended U.S. federal income or other tax returns in respect of such amended information and pay additional taxes (including potentially interest and penalties), and may incur other related costs. Shareholders should consult their tax advisers in this regard.

Limitation on Deductibility of Fund Expenses

Very generally, pursuant to Treasury regulations, expenses of “nonpublicly offered RICs,” except those expenses specific to their status as a RIC or separate entity (e.g., registration fees or transfer agency fees), are subject to special pass-through rules. A RIC is “nonpublicly offered” if it has fewer than 500 shareholders at all times during a taxable year, and its shares are not continuously offered pursuant to a public offering. In the event that the Fund were deemed to be a nonpublicly offered RIC, the affected expenses (which include Management Fees) would be treated as additional dividends to certain Fund shareholders (generally including individuals and entities that compute their taxable income in the same manner as individuals) and would be deductible by those shareholders, subject to the 2% floor on miscellaneous itemized deductions and other significant limitations on itemized deductions set forth in the Code.

Tax Implications of Certain Investments

The Fund’s transactions in derivative instruments (e.g., swap agreements, options, futures or forward contracts), as well as any of its other hedging, short sales, or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash-sale, and short-sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital and/or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses, and cause adjustments in the holding periods of the Fund’s investments. The rules could therefore affect the amount, timing, and/or character of distributions to shareholders.

The Fund may make extensive use of various types of derivative financial instruments to the extent consistent with its investment policies and restrictions. The tax rules applicable to swaps and other derivative financial instruments are in some cases uncertain under current law, including under Subchapter M of the Code. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to one or more of these rules (which determination or guidance could be retroactive) may adversely affect the Fund’s ability to meet one or more of the relevant requirements to maintain its qualification as a RIC, as well as to avoid a fund-level tax. See “Loss of RIC Status” below.

Certain investments made and investment practices engaged in by the Fund can produce a difference between its book income and its taxable income. These can include, but are not limited to, certain hedging activities, as well as investments in foreign currencies, foreign currency-denominated debt, Section 1256 contracts (as defined below), passive foreign investment companies (as defined below), and debt obligations with discount or purchased at a premium. In addition, certain foreign currency transactions associated with the redemption of Fund shares (in the case where the Fund permits redemptions of its shares in foreign currencies) may produce a difference between the Fund’s book income and its taxable income. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt interest income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt interest income (if any)), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.

Any transactions by the Fund in foreign currencies, foreign currency-denominated debt obligations, or certain foreign currency options, futures contracts, or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned and, as described earlier, can give rise to differences between the Fund’s book and taxable income. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums generally are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). The remainder of this paragraph describes the general tax consequences to the Fund of writing a put or call option that is not subject to one or more of the special rules described in the immediately following paragraphs. If securities or other assets are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities or other assets purchased. If a call option written by the Fund is exercised and the Fund sells or delivers the underlying securities or other assets, the Fund generally will recognize capital gain or loss equal to (i) the sum of the strike price and the option premium received by the Fund minus (ii) the Fund’s basis in the underlying securities or other assets. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying securities or other assets. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related purchase, sale, or delivery of the underlying securities or other assets generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities and other option strategies of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring the deferral of losses and the termination of holding periods on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Call options on stocks that are not “deep in the money” may qualify as “qualified covered calls,” which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute qualified dividend income or qualify for the corporate dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on certain U.S. and non-U.S. exchanges (including options on futures contracts, equity indices, and debt securities) will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market,” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

As a result of the special tax rules described above generally applicable to the Fund’s options transactions, such transactions could cause a substantial portion of the Fund’s income to consist of net short-term capital gains, which, when distributed, are treated as taxable to shareholders as ordinary income.

Any investment by the Fund in U.S. REIT equity securities may result in the Fund’s receipt of cash in excess of the U.S. REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in U.S. REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell investments (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a U.S. REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a U.S. REIT or other pass-through entity) that is attributable to a residual interest in a real estate mortgage investment conduit (“REMIC”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or an equity interest in a taxable mortgage pool (“TMP”) (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides and the regulations are expected to provide that excess inclusion income of RICs, such as the Fund, will be allocated to shareholders of RICs in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, to the extent the Fund invests in any such interests, the Fund may not be a suitable investment for certain tax-exempt investors, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Under current law, income of the Fund that would be treated as UBTI if earned directly by a tax-exempt entity generally will not be attributed and taxed as UBTI when distributed to tax-exempt shareholders (that is, the Fund “blocks” this income with respect to such shareholders). Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. A tax-exempt shareholder also may recognize UBTI if the Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in the Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund and the Fund recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the OID is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, usually upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, acquisition discount (very generally, the excess of the stated redemption price over the purchase price). Generally, the Fund will be required to include the OID or acquisition discount in income (as ordinary income) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The OID or acquisition discount accrues ratably in equal daily installments or, if the Fund so elects, at a constant (compound) interest rate. If the Fund elects the constant interest rate method, the character and timing of recognition of income by the Fund will differ from what they would have been under the default pro rata method.

Increases in the principal amount of an inflation-indexed bond will be treated as OID includible in income (as ordinary income) over the term of the bond, even though payment of that amount is not received until a later time. Decreases in the principal amount of an inflation-indexed bond will reduce the amount of interest from the debt instrument that would otherwise be includible in income by the Fund. In addition, if the negative inflation adjustment exceeds the income includible by the Fund with respect to the debt instrument (including any OID) for the taxable year, such excess will be an ordinary loss to the extent the Fund’s total interest inclusions on the debt instrument in prior taxable years exceed the total amount treated by the Fund as an ordinary loss on the debt instrument in prior taxable years. Any remaining excess may be carried forward to reduce taxable income from the instrument in subsequent years.

The Fund also may purchase contingent payment debt instruments. For U.S. federal income tax purposes, holders of contingent payment debt instruments generally have to include taxable income (as interest) on a constant yield basis without regard to whether cash is received with respect thereto. Gain on the disposition of contingent payment debt instruments generally will be treated for U.S. federal income tax purposes as ordinary interest income rather than as capital gain.

If the Fund holds the foregoing kinds of debt instruments, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio investments including at a time when it may not be advantageous to do so. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net long-term or short-term capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend or ordinary dividend, respectively, than they would in the absence of such transactions.

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity, that is, at a premium, the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without the consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is generally permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID, or market discount; when and to what extent the Fund may take deductions for bad debts or worthless securities; and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

The interest on municipal obligations is generally exempt from U.S. federal income tax. However, distributions from the Fund derived from interest on municipal obligations are taxable to shareholders of the Fund when received. In addition, gains realized by the Fund on the sale or exchange of municipal obligations are taxable to shareholders of the Fund.

The Fund’s investments in certain commodity-linked instruments can be limited by its intention to qualify as a RIC, and can limit the Fund’s ability to so qualify. Income and gains from certain commodity-linked instruments does not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of some other commodity-linked instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gains from a particular instrument as qualifying income and the income or gains were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it were eligible to and did pay a tax at the Fund level. See “Loss of RIC Status” below.

As discussed above, the Fund may gain indirect exposure to commodity-linked instruments through GMO Alternative Asset Opportunity Fund, which is a partnership for U.S. federal tax purposes. GMO Alternative Asset Opportunity Fund achieves indirect exposure to commodities through its wholly-owned subsidiary, which, in turn, invests in various commodity-related derivatives. Its subsidiary is a CFC for U.S. federal income tax purposes. To the extent the Fund invests in GMO Alternative Asset Opportunity Fund, the Fund should generally be entitled to treat all of the income that it recognizes from GMO Alternative Asset Opportunity Fund, including income from GMO Alternative Asset Opportunity Fund’s investment in its subsidiary, as qualifying income for purposes of qualifying as RICs. There is a risk, however, that the IRS could determine that some or all of the income derived from GMO Alternative Asset Opportunity Fund’s investment in its subsidiary should not be treated as qualifying income in the hands of the Fund, which might adversely affect the ability of the Fund to qualify as RICs. See “Loss of RIC Status” below.

To the extent the Fund invests in commodities-related entities that are partnerships (other than qualified publicly traded partnerships (as defined earlier)), income or other trusts, or other pass-through structures for U.S. federal income tax purposes, including, for instance, certain royalty trusts and certain ETFs (e.g., ETFs investing in gold bullion), all or a portion of any income and gains from such entities could constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement described earlier. Similarly, certain other income trusts in which the Fund may invest could be partnerships or other pass-through structures for U.S. federal income tax purposes, such that, depending on the specific assets held by the income trust, all or a portion of any income or gains from such investment could constitute non-qualifying income to the Fund. In any such cases, the Fund’s investments in such entities could bear on or be limited by its intention to qualify as a RIC. See “Loss of RIC Status” below.

Certain of the commodities-related ETFs in which the Fund may invest may qualify as qualified publicly traded partnerships sometimes referred to as “QPTPs”. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described earlier for RIC qualification. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement and thus could adversely affect the Fund’s ability to qualify as a RIC for a particular year. In addition, the diversification requirement described above for RIC qualification will limit the Fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Fund’s total assets as of the close of each quarter of the Fund’s taxable year.

MLPs, if any, in which the Fund invests also may qualify as qualified publicly traded partnerships, subject to the special RIC-related rules described in the immediately preceding paragraph, or, instead, may be treated as “regular” partnerships. To the extent an MLP is a regular (non-QPTP) partnership, the MLP’s income and gains allocated to the Fund will constitute qualifying income to the Fund for purposes of the 90% gross income requirement only to the extent such items of income and gain would be qualifying income if earned directly by the Fund. Thus, all or a portion of any income and gains from the Fund’s investment in an MLP that is a regular (non-QPTP) partnership could constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement described earlier. In such cases, the Fund’s investments in such entities could bear on or be limited by its intention to qualify as a RIC.

To the extent an MLP is a partnership (whether or not a qualified publicly traded partnership), some amounts received by the Fund with respect to an investment in MLPs will likely be treated as a return of capital for U.S. federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Further, because of these accelerated deductions, the Fund will likely realize taxable income in excess of economic gain with respect to interests in such an MLP on the disposition of such interests (or if the Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow with respect to the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its distribution requirements. The Fund may have to borrow or liquidate investments to satisfy its distribution requirements and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell investments or borrow money at such time. In addition, any gain recognized, either upon the sale of the a Fund’s MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income. Therefore, to the extent the Fund invests in MLPs, Fund shareholders might receive greater amounts of distributions from the Fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs are generally expected to be treated as partnerships for U.S. federal income tax purposes, some MLPs may be treated as “passive foreign investment companies,” “controlled foreign corporations” or “regular” corporations for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which the Fund can invest in MLPs. The U.S. federal income tax consequences of the Fund’s investments in “passive foreign investment companies” and “controlled foreign corporations” are discussed in greater detail below.

The Fund’s investments in certain passive foreign investment companies (“PFICs”), as defined below, could subject the Fund to U.S. federal income tax (including interest charges) on distributions received from a PFIC or on proceeds received from the disposition of shares in a PFIC, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF”) (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gain annually, regardless of whether it receives any distribution from the PFIC. Alternately, the Fund may make an election to mark the gains (and to a limited extent the losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. In general, if the Fund indirectly invests in PFICs by virtue of the Fund’s investment in Underlying RICs or other investment companies, it may not make such elections; rather, the Underlying RICs or other investment companies directly investing in PFICs would decide whether to make such elections.

There is a risk that the Fund may not realize that a foreign corporation in which it invests is a PFIC for U.S. federal tax purposes and thus fail to timely make a QEF or mark-to-market election in respect of that corporation, in which event the Fund could be subject to the U.S. federal income taxes and interest charges described above.

A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce, or are held for the production of, passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, income from certain notional principal contracts, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Dividends paid by PFICs will not be eligible to be treated as qualified dividend income or for the dividends-received deduction.

The Fund intends to gain exposure to commodities and precious metals, in whole or in part, through investments in a Subsidiary.

Each Subsidiary is wholly owned by the Fund. A U.S. person, including the Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the CFC provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. The Fund will be a U.S. Shareholder in any Subsidiary treated as a CFC. Additionally, from time to time, it is possible that the Fund will be a U.S. Shareholder in other CFCs. As a U.S. Shareholder, the Fund is required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund its pro rata share of each of its CFCs’ “subpart F income” for each CFC’s taxable year ending within the Fund’s taxable year whether or not such income is actually distributed by such CFC, provided that the foreign corporation has been a CFC for at least 30 uninterrupted days in its taxable year. Subpart F income generally includes interest, OID, dividends, net gains from the disposition of stocks or securities, net gains from transactions (including futures, forward, and similar transactions) in commodities, receipts with respect to securities loans, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to an investing Fund and thus will not be available to offset income or capital gain generated from that Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent the Fund invests in any Subsidiary treated as a CFC and other CFCs, if any, and recognizes subpart F income in excess of actual cash distributions from such CFCs, if any, it may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. Subpart F income also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in commodities. The Fund’s recognition of any Subsidiary treated as a CFC’s subpart F income will increase the Fund’s tax basis in such Subsidiary. Distributions by any Subsidiary treated as a CFC to the Fund will be tax-free, to the extent of any such Subsidiary’s previously undistributed subpart F income, and will correspondingly reduce the Fund’s tax basis in any such Subsidiary and any distributions in excess of the Fund’s tax basis in any such Subsidiary will be treated as realized gains. Subpart F income is generally treated as ordinary income, regardless of the character of any Subsidiary treated as a CFC’s underlying income.

In the past, the IRS issued private letter rulings to RICs to the effect that income a fund was deemed to earn from its Subsidiary was qualifying income to the fund for purposes of the 90% gross income requirement for RIC qualification without regard to whether such income was currently paid to the parent RIC in the form of a cash dividend (“repatriated”). In 2011, the IRS suspended the issuance of such rulings. It is unclear whether or when the IRS will release published guidance on the issue, and whether such guidance would be favorable to RICs and, for example, eliminate the need for funds to seek their own rulings, or be unfavorable. In the absence of a private letter ruling to the effect described above or guidance issued by the IRS to the same or similar effect, the Fund will employ other means of ensuring that this requirement is satisfied, including but not limited to receiving a distribution from a Subsidiary out of the Subsidiary’s earnings and profits at least once during every taxable year.

In particular, the Fund’s investment in any Subsidiary treated as a CFC will potentially have the effect of accelerating the Fund’s recognition of income and causing its income to be treated as ordinary income, regardless of the character of such Subsidiary’s income. If a net loss is realized by any Subsidiary treated as a CFC, such loss is generally not available to offset the income earned by the Fund. In addition, the net losses incurred during a taxable year by any Subsidiary treated as a CFC cannot be carried forward by such Subsidiary to offset gains realized by it in subsequent taxable years. The Fund will not receive any credit from any foreign tax borne by any Subsidiary treated as a CFC.

Backup Withholding

The Fund (or in the case of shares held through an intermediary, the intermediary) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund (or the intermediary) with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. The backup withholding tax rate is 28%. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner’s U.S. federal income tax return, provided the appropriate information is furnished to the IRS.

Foreign Taxes

The Fund’s non-U.S. investments may be subject to foreign withholding and other taxes on dividends, interest, or capital gains, which will decrease the Fund’s yield. The Fund may otherwise be subject to foreign taxation on repatriation proceeds generated from those investments or to other transaction-based foreign taxes on those investments, including potentially on a retroactive basis, which can also decrease the Fund’s yield. Such foreign withholding taxes and other taxes may be reduced or eliminated under income tax treaties between the United States and certain foreign jurisdictions. In some cases, the Fund may seek to collect a refund in respect of taxes paid to a foreign jurisdiction (see “Descriptions and Risks of Fund Investments – Risks of Non-U.S. Investments” above for more information). The foreign withholding and other tax rates applicable to the Fund’s investments in certain foreign jurisdictions may be higher, in certain circumstances, for instance, if the Fund has a significant number of foreign shareholders or if the Fund or underlying Fund invests through a subsidiary.

If, at the end of the Fund’s taxable year, more than 50% of the value of the total assets of the Fund is represented by direct investments in stock or other securities of foreign corporations, the Fund may make an election that allows shareholders to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return in respect of foreign taxes paid by or withheld from the Fund on its foreign portfolio investments. Only foreign taxes that meet certain qualifications are eligible for this pass-through treatment. If the Fund is eligible for and makes such an election, its shareholders generally will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of these taxes is subject to limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. However, even if the Fund is eligible to make this election, it may determine not to do so in its sole discretion, in which case any such qualified foreign taxes paid by the Fund cannot be given this special “pass-through” treatment by the Fund or its shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

In some cases, the Fund also may be eligible to pass through to its shareholders the foreign taxes paid by Underlying RICs in which it invests that themselves elected to pass through such taxes to their shareholders. However, even if the Fund is eligible to make such an election for a given year, it may determine not to do so. See “Special Tax Considerations Pertaining to the Fund’s Investment in Underlying Funds” for more information.

Withholding taxes that are accrued on dividends in respect of (i) securities on loan pursuant to a securities lending transaction during the period that any such security was not directly held by the Fund or (ii) securities the Fund temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated as a loan for U.S. federal income tax purposes generally will not qualify as a foreign tax paid by the Fund, in which case, they could not be passed through to shareholders even if the Fund meets the other requirements described above.

Distributions to Foreign Investors

In general, absent a specific statutory exemption, the Fund’s ordinary dividends are subject to a U.S. withholding tax of 30% when paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”). To the extent withholding is made on an ordinary dividend paid to a foreign shareholder, persons who are resident in a country that has an income tax treaty with the United States may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty.

The Fund’s Capital Gain Dividends and Return of Capital Distributions are generally not subject to withholding when paid to a foreign shareholder, as described more fully below.

In addition, for taxable years of a RIC beginning before January 1, 2014 (each a “pre-2014 taxable year”), a RIC was not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (A) that had not provided a satisfactory statement that the beneficial owner was not a U.S. person, (B) to the extent that the dividend was attributable to certain interest on an obligation if the foreign shareholder was the issuer or was a 10% shareholder of the issuer, (C) that was within certain foreign countries that had inadequate information exchange with the United States, or (D) to the extent the dividend was attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions were properly reported as such by the RIC (“interest-related dividends”), and (ii) with respect to distributions (other than (A) distributions to an individual foreign shareholder who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of “U.S. real property interests” (“USRPIs”) as described below) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions were properly reported as such by the RIC (“short-term capital gain dividends”). Short-term capital gain does not include gain from the sale of master limited partnerships to the extent such gain is characterized as ordinary income under the Code’s recapture provisions. A RIC was permitted to report such parts of its dividends paid in respect of a pre-2014 taxable year as interest-related and/or short-term capital gain dividends as are eligible, but was not required to do so.

Additionally, if a RIC invested in an underlying RIC or another investment company registered under the 1940 Act, including an ETF, treated as a RIC for U.S. federal income tax purposes (“Underlying RIC”) that reported and paid such short-term capital gain or interest-related dividends to its shareholders in respect of a taxable year of the Underlying RIC beginning before January 1, 2014, such distributions generally remained not subject to withholding if properly reported as such in respect of distributions paid by the RIC to its shareholders for a pre-2014 taxable year of the RIC. Similarly, if a RIC had invested in an underlying fund that was treated as a partnership for U.S. federal income tax purposes, then to the extent that the underlying fund had allocated to the RIC income that would have given rise to interest-related or short-term capital gain dividends if it had been earned directly by the RIC, the RIC generally was permitted to report any dividends attributable to such income in respect of a pre-2014 taxable year as interest-related or short-term capital gain dividends, as applicable.

The exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of a RIC beginning on or after January 1, 2014. Therefore, as of the date of this SAI, the Fund (or intermediary, as applicable) is currently required to withhold on distributions to foreign shareholders attributable to net interest or short-term capital gains that were formerly eligible for this withholding exemption. It is currently unclear whether Congress will extend this exemption for distributions with respect to taxable years of the Fund beginning on or after January 1, 2014, and what the terms of such an extension would be, including whether such extension would have retroactive effect.

In the case of shares held through an intermediary, the intermediary may have withheld even if a RIC properly reported the payment as an interest-related or short-term capital gain dividend to shareholders in respect of a pre-2014 taxable year. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

In certain circumstances, a foreign shareholder may be required to file appropriate U.S. federal tax forms in order to receive the benefit of these exemptions.

Under U.S. federal tax law, a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend received (as described below).

Also, foreign shareholders with respect to whom income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents, or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, also may be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. Again, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.

Special withholding and other rules apply to distributions to foreign shareholders to the extent the Fund is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Additionally, special withholding and other rules apply to the redemption of shares to the extent the Fund is a USRPHC or former USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs – USRPIs are defined as any interest in U.S. real property or any equity interest in a USRPHC or former USRPHC – the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. To the extent the Fund holds (directly or indirectly) significant interests in real estate investment trusts (as defined in Section 856 of the Code) qualifying for the special tax treatment under Subchapter M of the Code (“U.S. REITs”), it may be a USRPHC. The special rules discussed in the next paragraph also apply to distributions from the Fund to the extent it would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled U.S. REITs and not-greater-than-5% interests in publicly traded classes of stock in U.S. REITs or RICs.

To the extent the Fund is a USRPHC or would be a USRPHC but for the exceptions from the definition of USRPI (described above), under a special “look-through” rule, any dividend distributions by the Fund and certain distributions made by the Fund in redemption of its shares that are attributable directly or indirectly to distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders. If a foreign shareholder holds [(or has held in the prior year) more than a 5% interest in any class of the Fund, such distributions generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders generally will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund generally will be required to withhold 35% of the amount of such distribution. In the case of all other foreign shareholders (i.e., those whose interest in the Fund did not exceed 5% in any class of the Fund at any time during the prior year), the USRPI distribution generally will be treated as ordinary income (regardless of any reporting by the Fund that such distribution is a short-term capital gain dividend or a Capital Gain Dividend), and the Fund generally must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder.

Prior to January 1, 2014, the special “look-through” rule discussed above for distributions by a fund to foreign shareholders also applied to distributions attributable to (i) gains realized on the disposition of USRPIs by a RIC and (ii) distributions received by a RIC from a lower-tier RIC that the RIC was required to treat as USRPI gain in its hands. It is currently unclear whether Congress will extend these former “look-through” provisions to distributions made on or after January 1, 2014, and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

Foreign shareholders of the Fund also may be subject to certain “wash sale” rules to prevent the avoidance of the tax filing and payment obligations discussed above through the sale and repurchase of Fund shares.

In addition, if the Fund is a USRPHC or former USRPHC, it must typically withhold 10% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder typically must file a U.S. income tax return for the year of the disposition of Fund shares and pay any additional tax due on the sale. A similar withholding obligation may apply to Return of Capital Distributions by the Fund if it is a USRPHC or former USRPHC to a greater-than-5% foreign shareholder, even if all or a portion of such distribution would be treated as a return of capital to the foreign shareholder. Prior to January 1, 2014, such withholding on these redemptions and distributions generally was not required if a RIC was a domestically controlled USRPHC or, in certain limited cases, if a RIC (whether or not domestically controlled) held substantial investments in Underlying RICs that were domestically controlled USRPHCs. These exemptions from withholding for redemptions or distributions has expired and such withholding is required, without regard to whether a RIC or any Underlying RIC in which it invests is domestically controlled. It is currently unclear whether Congress will extend this exemption for redemptions or distributions made on or after January 1, 2014, and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

Foreign shareholders should consult their tax advisors (and if holding shares through an intermediary, their intermediary) concerning the application of these rules to their investment in the Fund.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, for example, furnishing an IRS Form W-8BEN). Foreign shareholders in the Fund should consult their tax advisors and, if holding shares through intermediaries, their intermediaries, in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Also, additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

A foreign shareholder may be subject to state and local taxes and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

See also “Other Reporting and Withholding Requirements” below for information regarding the potential application of an additional withholding regime.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Financial Crimes Enforcement Network Form 114 Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult their intermediaries through which the Fund investment is made (if applicable), as well as a tax advisor, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA as described more fully below. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends, including Capital Gain Dividends, and the proceeds of the sale, redemption or exchange of Fund shares. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends) beginning as early as July 1, 2014.

Payments to a shareholder will generally not be subject to FATCA withholding, provided the shareholder provides the Fund with such certifications, waivers or other documentation or information as the Fund requires, including, to the extent required, with regard to such shareholder’s direct and indirect owners, to establish the shareholder’s FATCA status and otherwise to comply with these rules. In order to avoid withholding, a shareholder that is a “foreign financial institution” (“FFI”) must either (i) become a “participating FFI” by entering into a valid U.S. tax compliance agreement with the IRS, (ii) qualify for an exception from the requirement to enter into such an agreement, for example by becoming a “deemed compliant FFI,” or (iii) be covered by an applicable intergovernmental agreement between the United States and a non-U.S. government to implement FATCA. In any of these cases, the investing FFI generally will be required to provide the Fund with appropriate identifiers, certifications or documentation concerning its status.

The Fund will disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

The Fund and its shareholders may be subject to certain other tax reporting requirements as a result of the investment strategies and activities of the Fund. Certain U.S. federal, state, local and foreign tax reporting requirements may require the Fund to provide certain information about its shareholders to the IRS or other similar authorities responsible for tax matters in other jurisdictions (e.g., foreign countries).

Tax Considerations Related to the Fund’s Investments in Underlying RICs.

The Fund’s investments in Underlying RICs can cause the Fund to be required to distribute greater amounts of net investment income and net capital gains than the Fund would have distributed had it invested directly in the investments held by the Underlying RICs, rather than investing in shares of the Underlying RICs. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the investments held by the Underlying RICs.

If the Fund receives dividends from an Underlying RIC, and the Underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted, in turn, to report a portion of its distributions as qualified dividend income, provided that the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC.

If the Fund receives dividends from an Underlying RIC, and the Underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided that the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC.

Tax Considerations Related to the Fund’s Investments in Partnerships.

Special tax considerations apply if the Fund invests in investment companies treated as partnerships for U.S. federal income tax purposes, including certain GMO Trust Funds offered pursuant to separate private placement memoranda. For U.S. federal income tax purposes, if the Fund invests in such a partnership, it generally will be allocated its share of the income, gains, losses, deductions, credits, and other tax items of the partnership so as to reflect the Fund’s interest in the partnership. A partnership in which the Fund invests may modify its partner allocations to comply with applicable tax regulations, including, without limitation, the income tax regulations under Sections 704, 706, 708, 734, 743, 754, and 755 of the Code. It also may make special allocations of specific tax items, including gross income, gain, deduction, or loss. These modified or special allocations could result in the Fund, as a partner, receiving more or fewer items of income, gain, deduction, or loss (and/or income, gain, deduction, or loss of a different character) than it would in the absence of such modified or special allocations. The Fund will be required to include in its income its share of a partnership’s tax items, including gross income, gain, deduction, or loss, for any partnership taxable year ending within or with the Fund’s taxable year, regardless of whether or not the partnership distributes any cash to the Fund in such year.

In general, the Fund will not recognize its share of these tax items until the close of the partnership’s taxable year. However, absent the availability of an exception, the Fund will recognize its share of these tax items as they are recognized by the partnership for purposes of determining the Fund’s liability for the 4% excise tax (described above). If the Fund and a partnership have different taxable years, the Fund may be obligated to make distributions in excess of the net income and gains recognized from that partnership and yet be unable to avoid the 4% excise tax because it is without sufficient earnings and profits at the end of its taxable year. In some cases, however, the Fund can take advantage of certain safe harbors that would allow it to include its share of a partnership’s income, gain, loss, and certain other tax items at the close of the partnership’s taxable year for both excise tax purposes and general Subchapter M purposes, thus avoiding the potential complexities arising from different taxable years.

In general, cash distributions to the Fund by a partnership in which it invests (including in partial or complete redemption of its interest in the partnership) will represent a nontaxable return of capital to the Fund up to the amount of the Fund’s adjusted tax basis in its interest in the partnership, with any amounts exceeding such basis treated as capital gain. Any loss may be recognized by the Fund only if it redeems its entire interest in the partnership for money.

If the Fund receives allocations of income from a partnership in which it invests that are eligible for qualified dividend treatment or the dividends-received deduction, then the Fund, in turn, may report a portion of its distributions as qualified dividend income or as eligible for the dividend-received deduction, as applicable, provided certain conditions are met.

More generally, as a result of the foregoing and certain other special rules, the Fund’s investment in investment companies that are partnerships for U.S. federal income tax purposes can cause the Fund’s distributions to shareholders to vary in terms of their timing, character, and/or amount from what that Fund’s distributions would have been had the Fund invested directly in the investments held by those underlying partnerships.

Loss of RIC Status

If the Fund were to fail to meet the income, diversification or distribution test described in “Tax Status and Taxation of the Fund” above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest charges, paying penalties, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to not qualify for taxation as a RIC for such year, the Fund’s income would be taxed at the Fund level at regular corporate rates, and depending on when the Fund discovered its qualification failure for a particular taxable year, the Fund may be subject to penalties and interest on any late payments of its Fund-level taxes for such year. In addition, in the event of any such loss of RIC status, all distributions from earnings and profits, including distributions of net long-term capital gains and net tax-exempt income (if any), generally would be taxable to shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares. In addition, in order to re-qualify for taxation as a RIC that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions. If an Underlying RIC were to fail to qualify as a RIC in a particular taxable year, the Fund’s return on its investment in such Underlying RIC and, depending on the size of the Fund’s investment in such Underlying RIC, the Fund’s ability to qualify as a RIC, could be adversely affected.

Certain of the Fund’s investments could affect the amount, timing and character of the Fund’s income, gains and distributions, and could cause the Fund to recognize taxable income in excess of the cash generated by such investments which may require the Fund to liquidate investments, including when it is not advantageous to do so, in order to make required distributions. Further, the application of the requirements for treatment as a RIC under the Code can be unclear with respect to certain of these investments. As a result, certain of the Fund’s investments could cause the Fund to fail to qualify as a RIC.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State, Local, and Other Tax Matters

The foregoing discussion relates only to the U.S. federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents, or corporations. The consequences under other tax laws may differ. This discussion has not addressed all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or broker-dealers, tax-exempt entities, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the U.S. federal income tax laws. This summary is based on the Code, the regulations thereunder, published rulings, and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Shareholders should consult their tax advisors about the precise tax consequences of an investment in the Fund in light of their particular tax situation, including possible foreign, state, local, or other applicable tax laws.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans.

Additionally, most states permit mutual funds, such as the Fund, to “pass through” to their shareholders the state tax exemption on income earned from investments in certain direct U.S. Treasury obligations, as well as some limited types of U.S. government agency securities (such as Federal Farm Credit Bank and Federal Home Loan Bank securities), so long as the Fund meets all applicable state requirements. Therefore, shareholders in the Fund may be allowed to exclude from their state taxable income distributions made to them by the Fund to the extent attributable to interest the Fund directly or indirectly earned on such investments. The availability of these exemptions varies by state. Investments in securities of certain U.S. government agencies, including securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, and repurchase agreements collateralized by U.S. government securities generally do not qualify for these exemptions. Moreover, these exemptions may not be available to corporate shareholders. All shareholders should consult their tax advisors regarding the applicability of these exemptions to their situation.

MANAGEMENT OF THE TRUST

The following tables present information as of June 30, 2014 regarding each current Trustee and officer of the Trust. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Fund does not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
INDEPENDENT TRUSTEES

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004-March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises;	[42]	Director, BeiGene Ltd. (biotech research)

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989-2011).	[42]	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008-present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986-December 2007).	[42]	Director of Courier Corporation (a book publisher and manufacturer).

INTERESTED TRUSTEE AND OFFICER

Joseph B. Kittredge, Jr.[3] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005-present); Partner, Ropes & Gray, LLP (1988-2005).	[54]	None.

[1]	The Fund Complex includes series of each of GMO Trust and GMO Series Trust. Mr. Kittredge also serves as a Trustee of GMO Series Trust.
[2]	As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2012 and December 31, 2013, these entities paid $71,843.01 and $0, respectively, in legal fees and disbursements to Goodwin. In correspondence with the staff of the SEC (the “Staff”) beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.
[3]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above and his interest as a member of GMO.

Information About Each Trustee’s Experience, Qualifications, Attributes, or Skills for Board Membership. As described in additional detail below under “Committees,” the Governance Committee, which is comprised solely of Independent Trustees, has responsibility for recommending to the Board of Trustees the nomination of candidates for election as Trustees, including identifying and evaluating the skill sets and qualifications of, potential candidates. In recommending the election of the current board members as Trustees, the Governance Committee generally considered the educational, business, and professional experience of each Trustee in determining his or her qualifications to serve as a Trustee of the Fund. The Governance Committee focuses on the complementary skills and experience of the Trustees as a group, as well as on those of any particular Trustee. With respect to Messrs. Glazer, Tufano and Braverman, the Governance Committee noted that these Trustees all had considerable experience in overseeing investment management activities and/or related operations and in serving on the boards of other companies. In addition, the Committee also considered, among other factors, the particular attributes described below with respect to the various individual Trustees:

Donald W. Glazer – Mr. Glazer’s experience serving as Chairman of the Board of Trustees and as a director of other companies, his professional training and his experience as a business lawyer, including as a partner at a leading law firm, and his business experience.

Peter Tufano – Mr. Tufano’s experience serving as Trustee of the Fund and as a director of other companies, and his professional training and his experience in business and finance, including as a dean of a leading business school.

Paul Braverman – Mr. Braverman’s experience as a director, his professional training and his experience as a certified public accountant and lawyer and his experience in the management of a leading investment management firm.

Joseph B. Kittredge, Jr. – Mr. Kittredge’s experience serving as President of the Trust, President and Trustee of GMO Series Trust, and General Counsel and a Member of GMO, his professional training and his experience as a lawyer representing mutual funds and investment management firms, including as a partner at a leading law firm, and his perspective on Board matters as a senior executive of GMO.

Information relating to the experience, qualifications, attributes and skills of the Trustees is required by the registration form adopted by the SEC, does not constitute holding out the Board or any Trustee as having any special expertise or experience, and does not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Officers

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years[1]
Joseph B. Kittredge, Jr. DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005-present); Partner, Ropes & Gray LLP (1988-2005).

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004-November 2006.	Head of Fund Treasury and Tax (December 2006-present), Grantham, Mayo, Van Otterloo & Co. LLC.

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years[1]
John L. Nasrah DOB: 05/27/1977	Assistant Treasurer and Chief Tax Officer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004-present).

Carly Condron DOB: 03/04/1984	Assistant Treasurer and Chief Accounting Officer	Assistant Treasurer since September 2013; Chief Accounting Officer since May 2014.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (December 2009-present); Senior Accountant, Renaissance HealthCare (February 2009-December 2009); Auditor/Senior Auditor, Deloitte & Touche (September 2006-February 2009).

Betty Chang DOB: 12/26/1972	Assistant Treasurer	Since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (July 2010-present); Assistant Treasurer (June 2009-July 2010), Manager, Fund Administration and Regulatory Affairs (2006-2009), Hambrecht & Quist Capital Management LLC.

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007-present).

Brian Kadehjian DOB: 09/16/1974	Treasury Officer	Since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2002-present).

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President-Law and Clerk	Chief Legal Officer since October 2010; Vice President-Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2006-present).

Megan Bunting DOB: 03/24/1978	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2006-present).

Meta S. David DOB: 09/15/1982	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (August 2012-present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000-present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007-present).

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years[1]
John B. McGinty DOB: 08/11/1962	Chief Compliance Officer and Anti-Money Laundering Officer	Chief Compliance Officer since March 2011; Anti-Money Laundering Officer since April 2014.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009-present); Senior Vice President and Deputy General Counsel (January 2007-July 2009), Fidelity Investments.

[1]	Each of Messrs. Burnett, Kittredge, and Pottle and Ms. Trinque serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. Each officer listed in the table above, other than Mr. Kittredge, also serves as an officer of GMO Series Trust.

Trustees’ Responsibilities. Under the provisions of the Declaration of Trust (as defined below under “Description of the Trust and Ownership of Shares”), the Trustees manage the business of the Trust, an open-end management investment company. The Trustees have all powers necessary or convenient to carry out that responsibility, including the power to engage in securities transactions on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust; amend and repeal By-Laws to the extent that such By-Laws do not reserve that right to the shareholders; fill vacancies in or remove members of the Board of Trustees (including any vacancies created by an increase in the number of Trustees); remove members of the Board of Trustees with or without cause; elect and remove such officers and appoint and terminate agents as they consider appropriate; appoint members of the Board of Trustees to one or more committees consisting of two or more Trustees, which may exercise the powers and authority of the Trustees, and terminate any such appointments; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees, and to any agent or employee of the Trust or to any such custodian or underwriter.

Board Leadership Structure and Risk Oversight. The Board of Trustees is responsible for the general oversight of each GMO Fund’s affairs and for assuring that each GMO Fund is managed in the best interests of its shareholders. The Board regularly reviews each GMO Fund’s investment performance as well as the quality of services provided to each GMO Fund and its shareholders by GMO and its affiliates, including shareholder servicing. At least annually, the Board reviews and evaluates the fees and operating expenses paid by each GMO Fund for these services and negotiates changes that it deems appropriate. In carrying out these responsibilities, the Board is assisted by the GMO Funds’ auditors, independent counsel to the Independent Trustees and other persons as appropriate, who are selected by and responsible to the Board. In addition, the GMO Funds’ Chief Compliance Officer reports directly to the Board.

Currently, all but one of the Trustees are Independent Trustees. The Independent Trustees must vote separately to approve all financial arrangements and other agreements with the Fund’s investment adviser, GMO, and other affiliated parties. The role of the Independent Trustees has been characterized as that of a “watchdog” charged with oversight of protecting shareholders’

interests against overreaching and abuse by those who are in a position to control or influence a fund. The Independent Trustees meet regularly as a group in executive session without representatives of GMO present. An Independent Board Member currently serves as Chairman of the Board of Trustees.

Taking into account the number, diversity, and complexity of the GMO Funds overseen by the Board of Trustees and the aggregate amount of assets under management in the GMO Funds, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and make recommendations to the Board as they deem appropriate. Each committee may utilize the resources of the GMO Funds’ counsel and auditors as well as other persons. The committees meet from time to time, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each committee are appointed by the Board upon recommendation of the Governance Committee. The membership and chair of each committee other than the Risk Oversight Committee consists exclusively of Independent Trustees.

The Board of Trustees has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of each GMO Fund’s affairs. While risk management is primarily the responsibility of the Fund’s investment adviser, GMO, the Board regularly receives reports, including reports from GMO and the GMO Funds’ Chief Compliance Officer, regarding investment risks, compliance risks, and certain other risks applicable to the Fund. The Board’s committee structure allows separate committees, such as the Audit Committee, Pricing Committee, and Governance Committee, which are discussed in more detail below under “Committees,” to focus on different aspects of these risks within the scope of the committee’s authority and their potential impact on some or all of the GMO Funds, and to discuss with the GMO the ways in which GMO monitors and controls such risks. The Board has also established a separate Risk Oversight Committee to oversee the management of risks applicable to the GMO Funds, to the extent such risks are not overseen by a separate standing committee of the Board or by the Board itself.

The Board recognizes that not all risks that may affect the GMO Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a GMO Fund’s goals, that reports received by the Trustees with respect to risk management matters are typically summaries of the relevant information, and that the processes, procedures and controls employed to address risks may be limited in their effectiveness. As a result of the foregoing and other factors, risk management oversight by the Board and by the Committees is subject to substantial limitations.

Committees

The Board of Trustees has the authority to establish committees, which may exercise the power and authority of the Trustees to the extent the Board determines. The committees assist the Board of Trustees in performing its functions and duties under the 1940 Act and Massachusetts law.

The Board of Trustees currently has established four standing committees: the Audit Committee, the Pricing Committee, the Risk Oversight Committee, and the Governance Committee. During the fiscal year ended February 28, 2014, the Audit Committee held 3 meetings; the Governance Committee held 4 meetings; the Pricing Committee held 6 meetings; and the Risk Oversight Committee held 4 meetings.

Audit Committee. The Audit Committee (i) oversees the Trust’s accounting and financial reporting policies and practices and internal controls over financial reporting; (ii) oversees the quality and objectivity of the Trust’s financial statements and the independent audit of those statements; (iii) appoints, determines the independence and compensation of, and oversees the work performed by the Trust’s independent auditors in preparing or issuing an audit report or related work; (iv) approves all audit and permissible non-audit services provided to the Trust, and certain other persons by the Trust’s independent auditors; and (v) acts as a liaison between the Trust’s independent auditors and the Board of Trustees. Mr. Braverman and Mr. Tufano are members of the Audit Committee, and Mr. Glazer is an alternate member of the Audit Committee. Mr. Braverman is the Chairman of the Audit Committee.

Governance Committee. The Governance Committee oversees general GMO Fund governance-related matters, including making recommendations to the Board of Trustees relating to governance of the Trust, reviewing possible conflicts of interest and independence issues involving Trustees, considering the skill sets and qualifications of prospective Trustees and to propose to the Board candidates to serve as Trustees, overseeing the determination that any person serving as legal counsel for the Independent Trustees qualifies as “independent legal counsel,” as that term is defined in the 1940 Act, and performing any other functions delegated to it by the Board of Trustees. Mr. Glazer and Mr. Braverman are members of the Governance Committee, and Mr. Tufano is an alternate member of the Governance Committee. Mr. Glazer is the Chairman of the Governance Committee.

As described above under “Information About Each Trustee’s Experience, Qualifications, Attributes or Skills for Board Membership,” the Governance Committee has responsibility for recommending to the Board of Trustees the nomination of candidates for election as Trustees, including identifying and evaluating the skill sets and qualifications of potential candidates. Prospective nominees may be recommended by the current Trustees, the Trust’s Officers, GMO, current shareholders or other sources that the Governance Committee deems appropriate. Candidates properly submitted by shareholders will be considered on the same basis as candidates recommended by other sources. The Governance Committee has full discretion to reject nominees who are recommended by shareholders.

The Governance Committee considers a variety of qualifications, skills and other attributes in evaluating potential candidates for nomination to the Board of Trustees. The attributes considered may include, but are not limited to: (i) relevant industry and related experience, including experience serving on other boards; (ii) skill sets, areas of expertise, abilities and judgment; and (iii) availability and commitment to attend meetings and to perform the responsibilities of a Trustee. In evaluating potential candidates, the Governance Committee also considers the overall composition of the Board of Trustees and assesses the needs of the Board and its committees.

Shareholders may recommend nominees to the Board of Trustees by writing the Board of Trustees, c/o GMO Trust Chief Compliance Officer, GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. A recommendation must (i) be in writing and signed by the shareholder, (ii) identify the GMO Fund to which it relates, and (iii) identify the class and number of shares held by the shareholder.

Pricing Committee. The Pricing Committee oversees the valuation of the securities and other assets held by the GMO Funds, reviews and makes recommendations regarding the Trust’s

Pricing Policies, and, to the extent required by the Trust’s Pricing Policies, determines the fair value of the securities or other assets held by the GMO Funds. Mr. Tufano and Mr. Glazer are members of the Pricing Committee, and Mr. Braverman is an alternate member of the Pricing Committee. Mr. Tufano is the Chairman of the Pricing Committee.

Risk Oversight Committee. The Risk Oversight Committee assists the Board in overseeing the management of risks applicable to the GMO Funds to the extent those risks are not overseen by another standing committee of the Board or by the Board itself (e.g., financial reporting and audit-related operational or compliance risks, which are overseen by the Audit Committee, valuation-related operational or compliance risks, which are overseen by the Pricing Committee, or legal risks, which are overseen by the Board as a whole) including, without limitation, investment, operational and compliance risks. All of the Trustees are members of the Risk Oversight Committee, and Messrs. Braverman and Tufano are Co-Chairmen of the Risk Oversight Committee.

Trustee Fund Ownership

The following table sets forth ranges of the current Trustees’ direct beneficial share ownership in the Fund and the aggregate dollar ranges of their direct beneficial share ownership in all series of GMO Trust and GMO Series Trust (the “Family of Investment Companies”) as of December 31, 2013.

Name/Funds	Dollar Range of Shares Directly Owned in the Fund*	Aggregate Dollar Range of Shares Directly Owned in all Registered Investment Companies (whether or not offered in the Prospectus) Overseen by Trustee in Family of Investment Companies
INDEPENDENT TRUSTEES
Donald W. Glazer	None	Over $100,000
Peter Tufano	None	None
Paul Braverman	None	None
INTERESTED TRUSTEE
Joseph B. Kittredge, Jr.	None	$50,001 - $100,000

*	The Fund will commence operations on or following the date of this SAI, and therefore, has not yet offered any shares for sale as of this date.

The following table sets forth ranges of Mr. Glazer’s and Mr. Kittredge’s indirect beneficial share ownership in the Fund and the aggregate dollar range of their indirect beneficial share ownership in the Family of Investment Companies as of December 31, 2013.

Name/Funds	Dollar Range of Shares Indirectly Owned in the Fund*	Aggregate Dollar Range of Shares Indirectly Owned in all Registered Investment Companies (whether or not offered in the Prospectus) Overseen by Trustee in Family of Investment Companies
INDEPENDENT TRUSTEE
Donald W. Glazer	None	Over $100,000
INTERESTED TRUSTEE
Joseph B. Kittredge, Jr.	None	$50,001 - $100,000

*	The Fund will commence operations on or following the date of this SAI, and therefore, has not yet offered any shares for sale as of this date.

Trustee Ownership of Securities Issued by the Manager or Principal Underwriter

[None.]

Trustee Ownership of Related Companies

The following table sets forth information about securities owned by the current Independent Trustees and their family members, as of December 31, 2013, in the Manager, Funds Distributor, LLC, the GMO Funds’ principal underwriter, or entities directly or indirectly controlling, controlled by, or under common control with the Manager or Funds Distributor, LLC.

Name of Independent Trustee	Name of Owner(s) and Relationship to Trustee	Company	Title of Class	Value of Securities²	% of Class
Donald W. Glazer	Self	GMO Multi-Strategy Fund (Offshore), a private investment company managed by the Manager[1]	Limited partnership interest –Class A	$627,053.89	0.014%
Peter Tufano	N/A	None	N/A	N/A	N/A
Paul Braverman	N/A	None	N/A	N/A	N/A

[1]	The Manager may be deemed to “control” this fund by virtue of its serving as investment manager of the fund and by virtue of its ownership of all the outstanding voting shares of the fund as of December 31, 2013.
[2]	Securities valued as of December 31, 2013.

Remuneration. The Trust has adopted a compensation policy for its Independent Trustees.

Each Independent Trustee receives an annual retainer from the Trust for his services. In addition, each Chairman of the Trust’s standing committees and the Chairman of the Board of Trustees receive an annual fee. Each Independent Trustee also is paid a fee for participating in in-person and telephone meetings of the Board of Trustees and its committees, and a fee for consideration of actions proposed to be taken by written consent. The Trust reimburses the Independent Trustees for travel expenses incurred in connection with attending Board and committee meetings. The Trust pays no additional compensation for travel time to meetings, attendance at director’s educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences, or service on special director task forces or subcommittees, although the Trust does reimburse Independent Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at seminars or conferences. The Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Other than as set forth in the following table, no Trustee of the Trust received any direct compensation from the Fund Complex or the Fund during the fiscal year ended February 28, 2014:

[To be updated by amendment.]

	Donald W. Glazer, Esq., Trustee		Peter Tufano, Trustee		Paul Braverman, Trustee
Compensation from the Fund:	$789	[1]	$637	[1]	$612	[1]
Pension or Retirement Benefits Accrued as Part of Fund Expenses:	N/A		N/A		N/A
Estimated Annual Benefits Upon Retirement:	N/A		N/A		N/A
Total Compensation from the Fund Complex:	$324,481	[2]	$261,472	[2]	$251,488	[2]

[1]	Reflects an estimate of the direct compensation to be paid to each Trustee for the Fund’s initial fiscal year ending February 28, 2015. Actual direct compensation paid to the Trustees will vary depending on the net assets of the Fund throughout its initial fiscal year.
[2]	Reflects actual direct compensation received during the fiscal year ended February 28, 2014 from series of the Fund Complex that had commenced operations on or before February 28, 2014, which consisted of 44 series of GMO Trust and GMO Series Trust.

Mr. Kittredge does not receive any compensation from the Fund Complex, but as a member of the Manager will benefit from management, shareholder servicing, administration, and any other fees paid to GMO and its affiliates by the Fund and various other series of the Fund Complex not offered through the Prospectus. The officers of the Trust do not receive any employee benefits such as pension or retirement benefits or health insurance from the Trust.

The Fund will commence operations on or following the date of this SAI and, therefore, has not yet offered any shares for sale. Therefore, as of the date hereof, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of the Fund.

Code of Ethics. The Trust and the Manager have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act. Under each Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with specified conditions relating to their position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be purchased or held by the Fund are permitted, subject to compliance with each Code. Personal securities transactions must be reported quarterly and broker confirmations must be provided for review.

The non-interested Trustees of the Trust are subject to a separate Code of Ethics for the Independent Trustees pursuant to the requirements of the 1940 Act. Transactions by the Independent Trustees in securities, including securities that may be purchased or held by the Fund, are permitted, subject to compliance with the Code of Ethics. Pursuant to the Code of Ethics, an Independent Trustee ordinarily is not required to report his or her personal securities transactions or to identify his or her brokerage accounts to the Fund or its representatives, subject to certain limited exceptions specified in the Code of Ethics.

The Fund’s principal underwriter, Funds Distributor, LLC, which is not affiliated with the Fund or the Manager, also has adopted a Code of Ethics pursuant to the requirements of the 1940 Act. Transactions in securities effected by the principal underwriter’s personnel who are designated as Access Persons under the Code of Ethics, including securities that may be purchased or held by the Fund, are permitted, subject to compliance with the Code of Ethics.

INVESTMENT ADVISORY AND OTHER SERVICES

Management Contracts

As disclosed in the Prospectus under the heading “Management of the Fund,” under a Management Contract (the “Management Contract”) between the Trust, on behalf of the Fund, and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager furnishes continuously an investment or asset allocation program, as applicable, for the Fund, and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises, and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services, and pays all salaries, fees, and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under “Portfolio Transactions – Brokerage and Research Services,” the Trust’s portfolio transactions may be placed with broker-dealers who furnish the Manager, at no cost, research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.

In addition, as disclosed in the Prospectus, the Manager has contractually agreed to waive and/or reimburse the Fund for specified Fund expenses (as described in the Prospectus under the heading “Fees and expenses”) through at least [            ], 2015.

The Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who were not “interested persons” of the Manager) and by the Fund’s sole initial shareholder in connection with the organization of the Trust and the establishment of the Fund. Generally, the Management Contract continues in effect for a period of two years from the date of its execution and continuously thereafter so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the Fund. The Management Contract automatically terminates on assignment, and is terminable on not more than 60 days’ notice by the Trust to the Manager. In addition, the Management Contract may be terminated on not more than 60 days’ written notice by the Manager to the Trust.

The Fund’s Management Fee is calculated based on a fixed percentage of the Fund’s average daily net assets. The Fund will commence operations on or following the date of the SAI and, therefore, has not yet paid any Management Fees to the Manager as of the date hereof.

In the event that the Manager ceases to be the manager of the Fund, the right of the Trust to use the identifying name “GMO” may be withdrawn.

Portfolio Management

Management of the Fund is the responsibility of GMO’s Asset Allocation Team, comprising investment professionals associated with the Manager. The Asset Allocation Team’s investment professionals work collaboratively to manage the Fund’s portfolio, and no one person is primarily responsible for day-to-day management of the Fund.

The following table sets forth information about accounts overseen or managed by the senior members of the Asset Allocation Team as of February 28, 2014.

[To be updated by amendment.]

Senior Member	Registered investment companies managed (including non-GMO mutual fund subadvisory relationships)		Other pooled investment vehicles managed (world-wide)		Separate accounts managed (world-wide)
	Number of accounts	Total assets[1]	Number of accounts	Total assets	Number of accounts	Total assets
Ben Inker
Sam Wilderman
Chris Hudson

	Registered investment companies managed for which GMO receives a performance-based fee (including non- GMO mutual fund subadvisory relationships)		Other pooled investment vehicles managed (world-wide) for which GMO receives a performance-based fee		Separate accounts managed (world-wide) for which GMO receives a performance- based fee
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Ben Inker
Sam Wilderman
Chris Hudson

[1]	[For some senior members, “Total assets” includes assets invested by other GMO Funds (including GMO Funds not offered through the Prospectus).]

Because each senior member manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the senior members and potential conflicts in the allocation of investment opportunities between the Fund and the other accounts.

Messrs. Inker and Wilderman are members (partners) of GMO. As of February 28, 2014, the compensation of Messrs. Inker and Wilderman consisted of a fixed annual base salary, a partnership interest in the firm’s profits and, possibly, an additional, discretionary, bonus related to the senior member’s contribution to GMO’s success. Mr. Hudson’s compensation consisted of a fixed annual base salary and, possibly, an additional, discretionary bonus related to his contribution to GMO’s success. The compensation program does not disproportionately reward outperformance by higher-fee/performance-fee products. Base salary is determined by taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. The level of partnership interest, if applicable, is determined by taking into account the individual’s contribution to GMO and its mission statement. A discretionary bonus also may be paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each person’s compensation is based on his or her individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation. A GMO membership interest is the primary incentive for persons to maintain employment with GMO. GMO believes this is the best incentive to maintain stability of portfolio management personnel.]

Senior Member Fund Ownership. The Fund will commence operations on or following the date of this SAI, and therefore, has not yet offered any shares for sale. Therefore, as of the date hereof, none of Messrs. Inker, Wilderman or Hudson had any direct or indirect ownership of the Fund.

Custodial Arrangements and Fund Accounting Agents. As described in the Prospectus, [            ], [            ], serves as the Trust’s custodian and fund accounting agent on behalf of the Fund. As such, [            ] holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, [            ] receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. [            ] also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.

Shareholder Service Arrangements. As disclosed in the Prospectus, pursuant to the terms of an Amended and Restated Servicing and Supplemental Support Agreement (the “Servicing Agreement”) with the Fund and other GMO Funds, GMO provides direct client service, maintenance, and reporting to shareholders of the Fund. The Servicing Agreement was approved by the Trustees of the Trust (including a majority of the Trustees who are not “interested persons” of the Manager or the Trust). The Servicing Agreement will continue in effect for a period of more than one year from the date of its execution only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not “interested persons” of the Manager or the Trust, and (ii)

the majority vote of the full Board of Trustees. The Servicing Agreement automatically terminates on assignment (except as specifically provided in the Servicing Agreement) and is terminable by either party upon not more than 60 days’ written notice to the other party.

The Trust entered into the Servicing Agreement with GMO on May 30, 1996. The Fund will commence operations on or following the date of this SAI and, therefore, has not yet paid any amounts to GMO pursuant to the terms of the Servicing Agreement as of the date hereof. Once the Fund commences operations, Class III Shares, Class IV Shares, Class V Shares, Class VI, and Class VII Shares of the Fund will pay the Manager a Shareholder Service Fee of [0.15]%, [0.10]%, [0.085]%, [0.055]%, and [0.04]%, respectively, of the Fund’s average daily net assets attributable to the relevant class of shares of the Fund.

Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm is [            ], [            ]. [            ] conducts annual audits of the Trust’s financial statements, assists in the preparation of the Fund’s federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation, provides assistance in connection with the preparation of various SEC filings, and consults with the Trust as to certain non-U.S. tax matters.

Distributor. Funds Distributor, LLC, 3 Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Trust’s distributor on behalf of the Fund. GMO pays all distribution-related expenses of the Fund. Funds Distributor, LLC will offer shares of the Fund for sale on a continuous basis and will use all reasonable efforts in connection with distribution of shares of the Fund.

Counsel. Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199, serves as counsel to the Trust. Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as independent counsel to the non-interested Trustees of the Trust.

Transfer Agent. [            ] serves as the Trust’s transfer agent on behalf of the Fund.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell portfolio securities for the Fund and for each of its other investment advisory clients are made by the Manager with a view to achieving each client’s investment objectives taking into consideration other account-specific factors such as, without limitation, cash flows into or out of the account, current holdings, the account’s benchmark(s), if any, applicable regulatory limitations, liquidity, cash restrictions, applicable transaction documentation requirements, market registration requirements, and/or time constraints limiting the Manager’s ability to confirm adequate transaction documentation or seek interpretation of investment guideline ambiguities. Therefore, a particular security may be bought or sold only for certain clients of the Manager even though it could have been bought or sold for other clients at the same time. Also, a particular security may be bought/sold for one or more clients when one or more other clients are selling/buying the security or taking a short position in the security, including clients invested in the same investment strategy. Additionally, one of the Manager’s investment teams may share investment ideas with one or more other investment teams and/or may manage a portion of another investment team’s client accounts.

To the extent permitted by applicable law, the Manager’s compliance policies and procedures and a client’s investment guidelines, the Manager may engage in “cross trades” where, as investment manager to a client account, the Manager causes that client account to purchase a security directly from (or sell a security directly to) another client account.

In certain cases, the Manager may identify investment opportunities that are suitable for the Fund and one or more private investment companies for which the Manager or one of its affiliates serves as investment manager, general partner, and/or managing member (“GMO Private Funds”). In most cases, the Manager receives greater compensation in respect of a GMO Private Fund (including incentive-based compensation) than it receives in respect of the Fund. In addition, senior members or other portfolio managers frequently have a personal investment in a GMO Private Fund that is greater than such person’s investment in a similar GMO Fund (or, in some cases, may have no investment in the similar GMO Fund). The Manager itself also makes investments in GMO Private Funds. To help manage these potential conflicts, the Manager has developed and reviewed with the Trust’s Board of Trustees trade allocation policies that establish a framework for allocating IPOs and other limited opportunities that take into account the needs and objectives of each GMO Fund and the other GMO clients.

Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (i) such securities meet the investment objectives and policies of the Fund; (ii) such securities are acquired for investment and not for resale; and (iii) such securities can be valued pursuant to the Trust’s pricing policies.

Brokerage and Research Services. Orders for the purchase or sale of securities may be placed on a principal or agency basis with brokers, in the Manager’s discretion. In selecting brokers and dealers to effect portfolio transactions for the Fund, the Manager seeks best execution and also takes into account the research services provided by the broker/dealer. Best execution is not based solely on the explicit commission charged by the broker/dealer and, consequently, a broker/dealer effecting a transaction may be paid a commission higher than that charged by another broker/dealer for the same transaction. Seeking best execution involves the weighing of qualitative as well as quantitative factors, and evaluations of best execution are, to a large extent, possible, if at all, only after multiple trades have been completed. The Manager does place trades with broker/dealers that provide investment ideas and other research services, even if the relevant broker has not yet demonstrated an ability to effect best execution; however, trading with such a broker (as with any and all brokers) will typically be curtailed or suspended, in due course, if the Manager is not reasonably satisfied with the quality of trade executions, unless or until the broker has altered its execution capabilities in such a way that the Manager can reasonably conclude that the broker is capable of achieving best execution.

The determination of what may constitute best execution involves a number of considerations in varying degrees of emphasis, including, without limitation, the overall net economic result to the Fund; the efficiency with which the transaction is effected; access to order flow; the ability of the executing broker/dealer to effect the transaction where a large block is involved; reliability (e.g., lack of failed trades); availability of the broker/dealer to stand ready to execute possibly difficult transactions in the future; technological capabilities of the broker/dealer, including but not limited to execution technology; the broker/dealer’s inventory of securities sought; reported broker flow; post-transaction reporting capabilities; the financial strength and stability of the broker/dealer; past bids and willingness to commit capital in the case of principal trades; and the relative weighting of opportunity costs (i.e., timeliness of execution) by different trading strategies. Due to the similarities among brokers in technological execution capabilities and commissions paid, GMO often allocates program or algorithmic developed market equity trades across multiple brokers. Additionally, regulations in certain markets, particularly emerging markets, require the Manager to identify and trade with one or a limited number of brokers. Most of the foregoing are subjective considerations made in advance of the trade and are not always borne out by the actual execution.

The Manager’s broker/dealer selection may, in addition to the factors listed above, also be based on research services provided by the broker/dealer. In seeking best execution and in determining the overall reasonableness of brokerage commissions, the Manager may consider research services received by broker-dealers and therefore, may select or recommend a broker-dealer based on the Manager’s interest in receiving the research rather than on the lowest commission charged. The Manager may also direct trades to broker/dealers based in part on the broker/dealers’ history of providing, and capability to continue providing, pricing information for securities purchased.

Generally, the Manager determines the overall reasonableness of brokerage commissions paid upon consideration of the relative merits of a number of factors, which may include: (i) the net economic effect to the Fund; (ii) historical and current commission rates; (iii) the kind and quality of the execution services rendered; (iv) the size and nature of the transactions effected; and (v) research services received. These factors are considered mostly over multiple transactions covering extended periods of time in varying degrees of emphasis. In some instances, the Manager may evaluate best execution on principal bids based on the total commissions charged (the bid for handling a trade as a principal trade) because the trades were filled at the price set at an agreed upon time (e.g., previous night’s close). In those cases, any additional “impact” or cost is represented by the cents per share or basis points paid in addition to a typical commission rate.

The Manager relies on the statutory safe harbor in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) because the Manager will frequently use broker/dealers that provide research in all markets and that research is a factor in evaluating broker/dealers. However, the Manager does not participate in any formal soft dollar arrangements involving third party research (i.e., research provided by someone other than the executing broker/dealer) or the payment of the Manager’s out-of-pocket expenses for data or other research services. The research services received by the Manager are limited to the types of research contemplated by Section 28(e) of the 1934 Act. Research services provided by broker/dealers take various forms, including personal interviews with analysts, written reports, pricing services in respect of securities, and meetings arranged with various sources of information regarding particular issuers (including, where permissible, company management), industries, governmental policies, specific information about local markets and applicable regulations, economic trends, and other matters. To the extent that services of value are received by the Manager, the Manager receives a benefit because it does not have to produce or pay for the services itself. Such services furnished to the Manager may be used in furnishing investment or other advice to all or some subset of the Manager’s clients, including the Fund, and services received from a broker/dealer that executed transactions for the Fund will not necessarily be used by the Manager specifically in providing investment advice to the Fund.

The Fund will commence operations on or following the date of this SAI and, therefore, has not yet paid any amounts in brokerage commissions or acquired securities of any brokers or dealers (as defined in the 1940 Act) or of their parents.

Due to restrictions under the 1940 Act, it is possible that, as the result of certain affiliations between a broker/dealer or its affiliates and the Fund, the Manager or the Fund’s distributor, all of the GMO Funds may refrain, or be required to refrain, from engaging in principal trades with such broker/dealer. Additionally, the GMO Funds may be restricted in their ability to purchase securities issued by affiliates of the Fund’s distributor.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a proxy voting policy under which responsibility to vote proxies related to its portfolio securities has been delegated to the Manager. The Board of Trustees of the Trust has reviewed and approved the proxy voting policies and procedures the Manager follows when voting proxies on behalf of the Fund. The Trust’s proxy voting policy and the Manager’s proxy voting policies and procedures are attached to this SAI as Appendix B.

The Manager’s proxy voting policies on a particular issue may or may not reflect the views of individual members of the Board of Trustees of the Trust, or a majority of the Board of Trustees.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Trust’s website at www.gmo.com and on the Securities and Exchange Commission’s website at www.sec.gov no later than August 31 of each year.

DISCLOSURE OF PORTFOLIO HOLDINGS

[The policy of the Trust is to protect the confidentiality of the Fund’s portfolio holdings and to prevent inappropriate selective disclosure of those holdings. The Board of Trustees has approved this policy and material amendments require its approval.

Registered investment companies that are sub-advised by GMO may be subject to different portfolio holdings disclosure policies, and neither GMO nor the Board of Trustees exercises control over those policies. In addition, separate account clients of GMO have access to their portfolio holdings and are not subject to the Fund’s portfolio holdings disclosure policies. Some of the funds that are sub-advised by GMO and some of the separate accounts managed by GMO have substantially similar investment objectives and strategies and, therefore, potentially similar portfolio holdings.

Neither GMO nor the Fund will receive any compensation or other consideration in connection with its disclosure of the Fund’s portfolio holdings.

GMO may disclose the Fund’s portfolio holdings (together with any other information from which the Fund’s portfolio holdings could reasonably be derived, as reasonably determined by GMO) (the “Portfolio Holdings Information”) to shareholders (including shareholders of record of indirect investments in the Fund through another fund managed by GMO), qualified potential shareholders as determined by GMO (including qualified potential shareholders of record who are considering an indirect investment in the Fund through another fund managed by GMO), and their consultants and agents (collectively, “Permitted Recipients”) by means of the GMO website. The Fund’s Prospectus describes the type of information disclosed on GMO’s website, as well as the frequency with which it is disclosed and the lag between the date of the information and the date of its disclosure.

GMO also may make Portfolio Holdings Information available to Permitted Recipients by e-mail, or by any other means in such scope and form and with such frequency as GMO may reasonably determine, no earlier than the day next following the day on which the Portfolio Holdings Information is posted on the GMO website (provided that the Prospectus describes the nature and scope of the Portfolio Holdings Information that will be available on the GMO website, when the information will be available and the period for which the information will remain available, and the location on the Fund’s website where the information will be made available) or on the same day as a publicly available, routine filing with the SEC that includes the Portfolio Holdings Information. A confidentiality agreement is not required to access Portfolio Holdings Information filed with the SEC as described in the preceding sentence.

GMO also may from time-to-time disclose Portfolio Holdings Information to all shareholders of the Fund and their consultants and agents (including shareholders of record of indirect investments in the Fund through another fund managed by GMO). Such disclosure may be made by e-mail, written notice or any other means in such scope and form as GMO may reasonably determine, and generally will not be subject to a confidentiality agreement and will not be required to be posted to GMO’s website in advance.

Except as otherwise noted, to receive Portfolio Holdings Information, Permitted Recipients must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by senior management of GMO to be in the best interest of the shareholders of the Fund to which the information relates.

In some cases, GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients on the GMO website or in a publicly available, routine filing with the SEC. That disclosure may only be made if senior management of GMO determines that it is in the best interests of the shareholders of the Fund to which the information relates. In addition, the third party receiving the Portfolio Holdings Information must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by GMO senior management to be in the best interest of the Fund’s shareholders.

If GMO becomes aware that a recipient has or is likely to violate the terms of a confidentiality agreement regarding Portfolio Holdings Information, GMO shall cease providing such information to such recipient.

The procedures pursuant to which GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients do not apply to Portfolio Holdings Information provided to entities who provide on-going services to the Fund in connection with their day-to-day operations and management, including GMO, GMO’s affiliates, the Fund’s custodian and auditors, the Fund’s pricing service vendors, broker-dealers when requesting bids for or price quotations on securities, brokers in the normal course of trading on the Fund’s behalf, and persons assisting the Fund in the voting of proxies. In addition, (i) when an investor indicates that it wants to purchase shares of the Fund in exchange for securities acceptable to GMO, GMO may make available a list of securities that it would be willing to accept for the Fund, and, from time to time, the securities on the list may overlap with securities currently held by the Fund; and (ii) when the Fund determines to pay redemption proceeds wholly or partly in-kind with securities, GMO may make available a list of securities it intends to deliver from the Fund.

No provision of this policy is intended to restrict or prevent the disclosure of Portfolio Holdings Information as may be required by applicable law, rules or regulations.

GMO’s General Counsel or Chief Compliance Officer may authorize exceptions to these procedures. Exceptions must be disclosed to the Chief Compliance Officer of the Trust.

If senior management of GMO identifies a potential conflict with respect to the disclosure of Portfolio Holdings Information between the interest of the Fund’s shareholders, on the one hand, and GMO or an affiliated person of GMO or the Fund, on the other, GMO is required to inform the Trust’s Chief Compliance Officer of the potential conflict, and the Trust’s Chief Compliance Officer has the power to decide whether, in light of the potential conflict, disclosure should be permitted under the circumstances. The Trust’s Chief Compliance Officer also is required to report his decision to the Board of Trustees.

GMO periodically reports the following information to the Board of Trustees:

•	Determinations made by senior management of GMO relating to the use of Portfolio Holdings Information by Permitted Recipients and third parties;

•	The nature and scope of disclosure of Portfolio Holdings Information to third parties;

•	Exceptions to the disclosure policy authorized by GMO’s General Counsel or Chief Compliance Officer; and

•	Any other information the Trustees may request relating to the disclosure of Portfolio Holdings Information.]

Ongoing Arrangements to Make Portfolio Holdings Available. Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (generally, daily, except with respect to [            ], which receives holdings semi-annually and as necessary in connection with the services it provides to the Fund) to the following entities that provide on-going services to the Fund in connection with its day-to-day operations and management, provided that they agree to, or have a duty to, maintain this information in confidence:

Name of Recipient	Purpose of Disclosure
[ ]	Custodial and fund accounting services and compliance testing

Boston Global Advisors	Securities lending services

[ ]	Independent registered public accounting firm

Institutional Shareholder Services Inc. (formerly known as RiskMetrics Group, Inc.)	Corporate actions services

[Interactive Data Corporation]	Fair value pricing

FactSet	Data service provider

Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (daily) to the following recipients, provided that they agree or have a duty to maintain this information in confidence and are limited to using the information for the specific purpose for which it was provided:

Name of Recipient	Purpose of Disclosure
Epstein & Associates, Inc.	Software provider for Code of Ethics monitoring system

Financial Models Company Inc.	Recordkeeping system

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

The Trust, an open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (“Declaration of Trust”) dated June 24, 1985, as amended and restated September 10, 2009, and as such Declaration of Trust may be amended from time to time. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The Trust operates as a “series investment company” that consists of separate series of investment portfolios, each of which is represented by a separate series of shares of beneficial interest. The Fund is a series of the Trust. The fiscal year for the Fund ends on the last day of February.

Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of [forty-two] series: Alternative Asset Opportunity Fund; Asset Allocation Bond Fund; Asset Allocation International Bond Fund; Benchmark-Free Allocation Fund; Benchmark-Free Fund; Core Plus Bond Fund; Currency Hedged International Bond Fund; Currency Hedged International Equity Fund; Debt Opportunities Fund; Alpha Only Fund; Developed World Stock Fund; Emerging Countries Fund; Emerging Country Debt Fund; Emerging Domestic Opportunities Fund; Emerging Markets Fund; Foreign Fund; Foreign Small Companies Fund; Global Asset Allocation Fund; Global Bond Fund; Global Developed Equity Allocation Fund; Global Equity Allocation Fund; Global Focused Equity Fund; High Quality Short-Duration Bond Fund; Implementation Fund; International Bond Fund; International Developed Equity Allocation Fund; International Equity Allocation Fund; International Equity Fund; International Large/Mid Cap Equity Fund; International Small Companies Fund; Quality Fund; Resources Fund; Risk Premium Fund; Special Opportunities Fund, Special Situations Fund; Strategic Fixed Income Fund; Strategic Opportunities Allocation Fund; Taiwan Fund; Tax-Managed International Equities Fund; U.S. Core Equity Fund; U.S. Treasury Fund; and World Opportunity Overlay Fund.

Note that International Large/Mid Cap Equity Fund and U.S. Core Equity Fund are successors to International Disciplined Equity Fund and U.S. Core Fund, respectively (each, a “Predecessor Fund”). Each Predecessor Fund is a former series of GMO Trust.

Interests in each portfolio (GMO Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding GMO Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a GMO Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the GMO Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses, but the Trustees have no present intention to make such charges.

The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the effect of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to ten classes of shares for each series of the Trust: Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares, Class M Shares and Class MF Shares.

The Trustees also may, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders’ investments in such a portfolio would be evidenced by a separate series of shares.

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees also may terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

Shareholders should be aware that to the extent a shareholder’s investment in the Fund exceeds certain threshold amounts or percentages, the investment may constitute a reportable acquisition under the Hart-Scott-Rodino Act (“HSR”) and the shareholder may be required to make a corresponding filing under HSR. HSR regulations are complex and shareholders should consult their legal advisers about the precise HSR filing consequences of an investment in the Fund.

MULTIPLE CLASSES AND MINIMUM INVESTMENTS

The Manager makes all decisions relating to aggregation of accounts for purposes of determining eligibility for the various classes of shares offered by the Fund. When making decisions regarding whether accounts should be aggregated because they are part of a larger client relationship, the Manager considers several factors including, but not limited to, whether: the multiple accounts are for one or more subsidiaries of the same parent company; the multiple accounts have the same beneficial owner regardless of the legal form of ownership; the investment mandate is the same or substantially similar across the relationship; the asset allocation strategies are substantially similar across the relationship; GMO reports to the same investment board; the consultant is the same for the entire relationship; GMO services the relationship through a single GMO relationship manager; the relationships have substantially similar reporting requirements; and/or the relationship can be serviced from a single geographic location.

VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and to vote by individual GMO Fund (to the extent described below) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual GMO Fund on all matters except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual GMO Fund, and (ii) when the Trustees have determined that the matter affects the interests of more than one GMO Fund, then shareholders of the affected GMO Funds are entitled to vote. Shareholders of one GMO Fund are not entitled to vote on matters exclusively affecting another GMO Fund including, without limitation, such matters as the adoption of or change in the investment objectives, policies, or restrictions of the other GMO Fund and the approval of the investment advisory contract of the other GMO Fund. Shareholders of a particular class of shares do not have separate class voting rights except for matters that affect only that class of shares and as otherwise required by law.

Normally the Trust does not hold meetings of shareholders to elect Trustees except in accordance with the 1940 Act (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust’s name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate, or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under some circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of that disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the disclaimer is inoperative and the Fund in which the shareholder holds shares is unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. [The By-Laws of the Trust] provide for indemnification by the Trust of the Trustees and the officers of the Trust except for any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Trustees and officers may not be indemnified against any liability to the Trust or the Trust shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

BENEFICIAL OWNERS OF 5% OR MORE OF THE FUND’S SHARES

The Fund will commence operations on or following the date of this SAI, and therefore, no shareholder owns beneficially more than 5% of the outstanding shares of the Fund as of the date of this SAI.

Appendix A

COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

Commercial Paper Ratings

Standard & Poor’s. Standard & Poor’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days – including commercial paper. The following are excerpts from Standard & Poor’s short-term issue credit ratings definitions:

A-1 — A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s. Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs, or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months. The following are excerpts from Moody’s short-term ratings definitions:

P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

Appendix A

P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Corporate Debt Ratings

Standard & Poor’s. A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. The following are excerpts from Standard & Poor’s long-term issue credit ratings definitions:

AAA — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

Appendix A

CCC — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated “CC” is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C — An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D — An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or Minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR — This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s. Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default. The following are excerpts from Moody’s long-term obligation ratings definitions:

Aaa — Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated “Baa” are judged to be medium grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Appendix A

Ba — Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated “C” are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Appendix B

GMO TRUST

PROXY VOTING POLICY

Adopted September 16, 2003, Revised March 11, 2010

I. Statement of Policy

GMO Trust (the “Trust”) delegates the authority and responsibility to vote proxies related to portfolio securities held by the series of the Trust (each, a “Fund,” and collectively, the “Funds”) to Grantham, Mayo, Van Otterloo & Co. LLC, its investment adviser (the “Adviser”).

The Board of Trustees (the “Board”) of the Trust has reviewed and approved the use of the proxy voting policies and procedures of the Adviser (“Proxy Voting Procedures”) on behalf of the Funds when exercising voting authority on behalf of the Funds.

II. Standard

The Adviser shall vote proxies related to portfolio securities in the best interests of the Funds and their shareholders. In the event of any conflicts of interest between the Adviser and the Funds, the Adviser shall follow procedures that enable it to cause the proxy to be voted in the best interests of the Funds and their shareholders, which may include (1) causing the proxy to be voted pursuant to the recommendation of an independent third party, pursuant to pre-established proxy voting guidelines, or (2) seeking instructions from the Board on the manner in which the proxy should be voted.

III. Review of Proxy Voting Procedures

The Board shall periodically review the Proxy Voting Procedures presented by the Adviser.

The Adviser shall provide periodic reports to the Board regarding any proxy votes where a material conflict of interest was identified except in circumstances where the Adviser caused the proxy to be voted consistent with the recommendation of the independent third party.

The Adviser shall notify the Board promptly of any material change to its Proxy Voting Procedures.

IV. Securities Lending

When a Fund lends its portfolio securities, the Adviser pursuant to the authority delegated to it by the Fund retains an obligation with respect to voting proxies relating to such securities. However, while such securities are on loan, a Fund will not have the right to vote the proxies relating to those securities. As a result, a Fund will only loan its portfolio securities pursuant to securities lending arrangements that permit the Fund to recall a loaned security or to exercise voting rights associated with the security. However, the Adviser generally will not arrange to have a security recalled or to exercise voting rights associated with a security unless the Adviser both (1) receives adequate notice of a proposal upon which shareholders are being asked to vote (which the Adviser often does not receive, particularly in the case of non-U.S. issuers) and (2) the Adviser believes that the benefits to the Fund of voting on such proposal outweigh the benefits to the Fund of having the security remain out on loan. The Adviser may use third party service providers to assist it in identifying and evaluating proposals, and to assist it in recalling loaned securities for proxy voting purposes.

Appendix B

V. Certain Non-U.S. Markets

In certain non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer may not be able to trade in the issuer’s stock for a period of time around the shareholder meeting date. In addition, there may be other costs or impediments to voting proxies in certain non-U.S. markets (e.g., receiving adequate notice, arranging for a proxy, and re-registration requirements). In non-U.S. markets with the foregoing attributes, the Adviser generally will determine not to vote proxies unless it believes that the potential benefits to the Fund of voting outweigh the impairment of portfolio management flexibility and the expected costs/impediments associated with voting.

VI. Disclosure

The following disclosure shall be provided:

A.	Each Fund’s proxy voting record shall annually be included in the Fund’s Form N-PX.

B.	The Adviser shall cause each Fund to include the Trust’s proxy voting policies and procedures in the Trust’s statement of additional information.

C.	Each Fund’s shareholder report shall include a statement that a description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling a specified toll-free or collect telephone number; (ii) on the Fund’s website, if applicable; and (iii) on the Commission’s website at http://www.sec.gov.

D.	The Trust’s statement of additional information and each Fund’s shareholder report shall include a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free or collect telephone number, or on or through the Fund’s website, or both; and (ii) on the Commission’s website at http://www.sec.gov.

Appendix B

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

GMO AUSTRALASIA LLC

GMO AUSTRALIA LTD.

GMO SINGAPORE PTE LTD.

(TOGETHER “GMO”)

PROXY VOTING POLICIES AND PROCEDURES

Amended and Restated as of May 12, 2011

Amended as of December 12, 2011 and October 22, 2013

I.	Introduction and General Principles

GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO’s proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client’s own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.

GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.

II.	Proxy Voting Guidelines

GMO has engaged Institutional Shareholder Services Group, Inc. (“ISS”) as its proxy voting agent to:

(1)	research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

(2)	ensure that proxies are voted and submitted in a timely manner;

(3)	handle other administrative functions of proxy voting;

(4)	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

(5)	maintain records of votes cast; and

(6)	provide recommendations with respect to proxy voting matters in general.

Appendix B

Proxies generally will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time, subject to such modifications as may be determined by GMO (as described below). Copies of concise summaries of the current domestic and global ISS proxy voting guidelines are attached to these Proxy Voting Policies and Procedures as Exhibit A. To the extent GMO determines to adopt proxy voting guidelines that differ from the ISS proxy voting recommendations, such guidelines will be set forth on Exhibit B and proxies with respect to such matters will be voted in accordance with the guidelines set forth on Exhibit B. GMO reserves the right to modify any of the recommendations set forth in the ISS Proxy Voting Manual in the future. If any such changes are made, an amended Exhibit B to these Proxy Voting Policies and Procedures will be made available for clients.

Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

In certain non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer may not be able to trade in the issuer’s stock for a period of time around the shareholder meeting date. In addition, there may be other costs or impediments to voting proxies in certain non-U.S. markets (e.g., receiving adequate notice, arranging for a proxy, and re-registration requirements). In non-U.S. markets with the foregoing attributes, GMO generally will determine to not vote proxies unless it believes that the potential benefits to the client of voting outweigh the impairment of portfolio management flexibility and the expected costs/impediments associated with voting. In addition, if a portfolio security is out on loan, GMO generally will not arrange to have the security recalled or to exercise voting rights associated with the security unless GMO both (1) receives adequate notice of a proposal upon which shareholders are being asked to vote (which GMO often does not receive, particularly in the case of non-U.S. issuers) and (2) GMO believes that the benefits to the client of voting on such proposal outweigh the benefits to the client of having the security remain out on loan. GMO may use third-party service providers to assist it in identifying and evaluating proposals, and to assist it in recalling loaned securities for proxy voting purposes.

III.	Proxy Voting Procedures

GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

1.	Implementing and updating the applicable domestic and global ISS proxy voting guidelines set forth in the ISS Proxy Voting Manual, as modified from time to time by Exhibit B hereto;

2.	Overseeing the proxy voting process; and

3.	Providing periodic reports to GMO’s Compliance Department and clients as requested.

Appendix B

There may be circumstances under which a portfolio manager or other GMO investment professional (“GMO Investment Professional”) believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section II. In such an event, the GMO Investment Professional will inform GMO’s Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the proxy voting guidelines described in Section II.

IV.	Conflicts of Interest

As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:

1.	GMO has a business relationship or potential relationship with the issuer;

2.	GMO has a business relationship with the proponent of the proxy proposal; or

3.	GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to Exhibit B (if applicable) or the specific recommendation of ISS; (ii) seek instructions from the client or request that the client votes such proxy, or (iii) abstain. All such instances shall be reported to GMO’s Compliance Department at least quarterly.

V.	Special Procedures for Voting Shares of GMO Trust

GMO’s responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a family of registered mutual funds for which GMO serves as the investment adviser, may give rise to conflicts of interest. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, or (b) seek instructions from its clients and vote on accordance with those instructions.

VI.	Special Procedures for Voting Shares of GMO Series Trust

GMO also serves as investment adviser for the GMO Series Trust family of registered mutual funds. Each series of GMO Series Trust is a “Feeder Fund” investing substantially of its assets in shares of a corresponding series of GMO Trust (each a “Master Fund”) in reliance on Section 12(d)(1)(E) of the Investment Company Act of 1940 (the “1940 Act”). In accordance with Section 12(d)(1)(E) of the 1940 Act, GMO will either (i) seek instructions from a Feeder Fund’s holders with regard to the voting of all proxies with respect to the Feeder Fund’s shares in the corresponding Master Fund and vote such proxies only in accordance with such instructions, or (ii) vote the shares of the corresponding Master Fund held by a Feeder Fund in the same proportion as the vote of all other holders of the Master Fund.

Appendix B

VII.	Recordkeeping

GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:

(1)	a copy of these policies and procedures which shall be made available to clients, upon request;

(2)	a record of each vote cast (which ISS maintains on GMO’s behalf); and

(3)	each written client request for proxy records and GMO’s written response to any client request for such records.

Such proxy voting records shall be maintained for a period of five years.

VIII.	Disclosure

Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client’s proxy.

Exhibit A

[2013 U.S. Proxy Voting Concise Guidelines]

[To be updated by amendment]

December 19, 2012

Institutional Shareholder Services Inc.

Copyright © 2012 by ISS

www.issgovernance.com

ISS’ 2013 U.S. Proxy Voting Concise Guidelines	B-7

ISS’ 2013 U.S. PROXY VOTING CONCISE GUIDELINES

The policies contained herein are sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of ISS’ 2013 proxy voting guidelines can be found at

http://www.issgovernance.com/files/2013lSSUSSummarvGuidelines.pdf

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees.

▶ ▶ ▶ ▶ ▶

Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability

2.	Board Responsiveness

3.	Director Independence

4.	Director Competence

ISS’ 2013 U.S. Proxy Voting Concise Guidelines	B-8

1.	Board Accountability

Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A dual-class capital structure; and/or

•	A non–shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;

1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•	The date of the pill’s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

[1]	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
[2]	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

ISS’ 2013 U.S. Proxy Voting Concise Guidelines	B-9

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12.	The company maintains significant problematic pay practices;

1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;

[3]	Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

ISS’ 2013 U.S. Proxy Voting Concise Guidelines	B-10

1.18.	Failure to replace management as appropriate; or

1.19.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Board Responsiveness:

Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	For 2013, the board failed to act[4] on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;

2.2.	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;

2.3.	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;

2.4.	The board failed to act on takeover offers where the majority of shares are tendered;

2.5.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.7.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The company’s ownership structure and vote results;

•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year’s support level on the company’s say-on-pay proposal.

3.	Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

[4]	Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:

•	The subject matter of the proposal;

•	The level of support and opposition provided to the resolution in past meetings;

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Actions taken by the board in response to its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

ISS’ 2013 U.S. Proxy Voting Concise Guidelines	B-11

3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4.	Independent directors make up less than a majority of the directors.

4.	Director Competence

Attendance at Board and Committee Meetings:

4.1.	Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE5) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

4.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards; or

4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own-withhold only at their outside boards[6].

▶ ▶ ▶ ▶ ▶

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

[5]	For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.
[6]	Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

ISS’ 2013 U.S. Proxy Voting Concise Guidelines	B-12

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

•	Company-specific factors; and

•	Proposal-specific factors, including:

•	The ownership thresholds proposed in the resolution (i.e., percentage and duration);

•	The maximum proportion of directors that shareholders may nominate each year; and

•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

▶ ▶ ▶ ▶ ▶

Proxy Contests—Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

▶ ▶ ▶ ▶ ▶

Shareholder Rights & Defenses

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

▶ ▶ ▶ ▶ ▶

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

ISS’ 2013 U.S. Proxy Voting Concise Guidelines	B-13

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

▶ ▶ ▶ ▶ ▶

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[7] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

▶ ▶ ▶ ▶ ▶

CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

[7]	“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

ISS’ 2013 U.S. Proxy Voting Concise Guidelines	B-14

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized shares during the last three years

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the

•	request; and

•	The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

▶ ▶ ▶ ▶ ▶

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:

•	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

•	The new class of shares will be transitory;

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

▶ ▶ ▶ ▶ ▶

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes for the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

ISS’ 2013 U.S. Proxy Voting Concise Guidelines	B-15

▶ ▶ ▶ ▶ ▶

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process—Were the terms of the transaction negotiated at arm’s-length? Was the process far and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

▶ ▶ ▶ ▶ ▶

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

ISS’ 2013 U.S. Proxy Voting Concise Guidelines	B-16

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•	There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

•	A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

•	Magnitude of pay misalignment;

•	Contribution of non-performance-based equity grants to overall pay; and

•	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

ISS’ 2013 U.S. Proxy Voting Concise Guidelines	B-17

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

6.	Peer Group[8] Alignment:

•	The degree of alignment between the company’s TSR rank and the CEO’s total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);

•	The multiple of the CEO’s total pay relative to the peer group median.

7.	Absolute Alignment — the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years — i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;

•	The overall ratio of performance-based compensation;

•	The completeness of disclosure and rigor of performance goals;

•	The company’s peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay compared to grant pay; and

•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

[8]	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company’s selected peers’ GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company’s.

ISS’ 2013 U.S. Proxy Voting Concise Guidelines	B-18

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;

•	A single or common performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

ISS’ 2013 U.S. Proxy Voting Concise Guidelines	B-19

▶ ▶ ▶ ▶ ▶

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

▶ ▶ ▶ ▶ ▶

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;

•	Single-trigger acceleration of unvested equity awards;

•	Excessive cash severance (>3x base salary and bonus);

•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

▶ ▶ ▶ ▶ ▶

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits repricing;

•	A pay-for-performance misalignment is found;

•	The company’s three year burn rate exceeds the burn rate cap of its industry group;

•	The plan has a liberal change-of-control definition; or

•	The plan is a vehicle for problematic pay practices.

▶ ▶ ▶ ▶ ▶

ISS’ 2013 U.S. Proxy Voting Concise Guidelines	B-20

Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

▶ ▶ ▶ ▶ ▶

Political Spending & Lobbying Activities

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals to publish in newspapers and other media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Generally vote FOR proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities. However, the following will be considered:

•	The company’s current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

ISS’ 2013 U.S. Proxy Voting Concise Guidelines	B-21

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant policies and oversight mechanisms;

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities; and

•	The impact that the public policy issues in question may have on the company’s business operations, if specific public policy issues are addressed.

▶ ▶ ▶ ▶ ▶

Foreign Private Issuers Listed on U.S. Exchanges

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

▶ ▶ ▶ ▶ ▶

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS’ 2013 U.S. Proxy Voting Concise Guidelines	B-22

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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ISS’ 2013 U.S. Proxy Voting Concise Guidelines	B-23

[2013 International Proxy Voting Summary Guidelines]

[To be updated by amendment]

Dec. 19, 2012

Institutional Shareholder Services Inc.

Copyright© 2012 by ISS

www.issgovernance.com

ISS’ 2013 INTERNATIONAL PROXY VOTING SUMMARY GUIDELINES

Effective for Meetings on or after Feb. 1, 2013

Published Dec. 19, 2012

The following is a condensed version of the proxy voting recommendations contained in ISS’ International Proxy Voting Manual. Note that markets covered in this document exclude the U.S., Canada, Western European markets, Australia, New Zealand, and China, which are presented separately. In addition, ISS has country- and market-specific policies, which are not captured below.

ISS’ 2013 International Proxy Voting Summary Guidelines	B-25

ISS’ 2013 International Proxy Voting Summary Guidelines	B-26

1.	OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

▶ ▶ ▶ ▶ ▶

Appointment of Auditors and Auditor Fees

Vote FOR the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the procedures used by the auditor;

•	There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

•	Name of the proposed auditors has not been published;

•	The auditors are being changed without explanation; or

•	Fees for non-audit services exceed standard annual audit-related fees (only applies to companies on the MSCI EAFE index and/or listed on any country main index).

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend AGAINST the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend AGAINST remuneration of auditors if this is a separate voting item; otherwise ISS may recommend AGAINST the auditor election.

▶ ▶ ▶ ▶ ▶

Appointment of Internal Statutory Auditors

Vote FOR the appointment or (re)election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

▶ ▶ ▶ ▶ ▶

ISS’ 2013 International Proxy Voting Summary Guidelines	B-27

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.

▶ ▶ ▶ ▶ ▶

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

▶ ▶ ▶ ▶ ▶

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

▶ ▶ ▶ ▶ ▶

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

▶ ▶ ▶ ▶ ▶

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

▶ ▶ ▶ ▶ ▶

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

▶ ▶ ▶ ▶ ▶

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

▶ ▶ ▶ ▶ ▶

ISS’ 2013 International Proxy Voting Summary Guidelines	B-28

2.	BOARD OF DIRECTORS

Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote AGAINST the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

Grace period: Vote FOR the election of directors at all Polish companies and non-index Turkish companies in 2013 even if nominee names are not disclosed in a timely manner prior to the meeting, but include cautionary language in the research report. Beginning in 2014, vote AGAINST the election of directors at all Polish companies and non-index Turkish companies if nominee names are not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, vote AGAINST individual directors, members of a committee, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

▶ ▶ ▶ ▶ ▶

[Please see the ISS International Classification of Directors on the following page.]

ISS’ 2013 International Proxy Voting Summary Guidelines	B-29

ISS Classification of Directors—International Policy 2013

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;

•	Beneficial owner (direct or indirect) of at least 10 percent of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•	Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative[1] of a current employee of the company or its affiliates;

•	Relative[1] of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (five-year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material[5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1]	“Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

ISS’ 2013 International Proxy Voting Summary Guidelines	B-30

[2]	Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
[3]	A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company’s total assets, is more than 5 percent.
[4]	For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom, Ireland, Hong Kong and Singapore, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.
[5]	For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

▶ ▶ ▶ ▶ ▶

Contested Director Elections

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors/nominees;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

▶ ▶ ▶ ▶ ▶

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

•	A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

ISS’ 2013 International Proxy Voting Summary Guidelines	B-31

•	Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets that do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

▶ ▶ ▶ ▶ ▶

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

▶ ▶ ▶ ▶ ▶

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

▶ ▶ ▶ ▶ ▶

ISS’ 2013 International Proxy Voting Summary Guidelines	B-32

3.	CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

▶ ▶ ▶ ▶ ▶

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

▶ ▶ ▶ ▶ ▶

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

▶ ▶ ▶ ▶ ▶

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

▶ ▶ ▶ ▶ ▶

ISS’ 2013 International Proxy Voting Summary Guidelines	B-33

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

▶ ▶ ▶ ▶ ▶

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

▶ ▶ ▶ ▶ ▶

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

▶ ▶ ▶ ▶ ▶

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

▶ ▶ ▶ ▶ ▶

Share Repurchase Plans

Generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

•	A repurchase limit of up to 10 percent of outstanding issued share capital (15 percent in U.K./Ireland);

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

ISS’ 2013 International Proxy Voting Summary Guidelines	B-34

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company’s historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	A duration of no more than 18 months.

In addition, ISS will recommend AGAINST any proposal where:

•	The repurchase can be used for takeover defenses;

•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks; and/or

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

▶ ▶ ▶ ▶ ▶

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

▶ ▶ ▶ ▶ ▶

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

▶ ▶ ▶ ▶ ▶

ISS’ 2013 International Proxy Voting Summary Guidelines	B-35

4.	COMPENSATION

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

▶ ▶ ▶ ▶ ▶

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

▶ ▶ ▶ ▶ ▶

ISS’ 2013 International Proxy Voting Summary Guidelines	B-36

5.	OTHER ITEMS

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

▶ ▶ ▶ ▶ ▶

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

•	Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•	Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

▶ ▶ ▶ ▶ ▶

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

▶ ▶ ▶ ▶ ▶

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

▶ ▶ ▶ ▶ ▶

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

▶ ▶ ▶ ▶ ▶

ISS’ 2013 International Proxy Voting Summary Guidelines	B-37

Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

▶ ▶ ▶ ▶ ▶

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

▶ ▶ ▶ ▶ ▶

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

▶ ▶ ▶ ▶ ▶

ISS’ 2013 International Proxy Voting Summary Guidelines	B-38

Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

▶ ▶ ▶ ▶ ▶

ISS’ 2013 International Proxy Voting Summary Guidelines	B-39

6.	Foreign Private Issuers Listed on U.S. Exchanges

Foreign private issuers (“FPIs”) are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as FPIs, will be subject to the following policy:

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS’ International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS’ International Proxy Voting Guidelines.

▶ ▶ ▶ ▶ ▶

ISS’ 2013 International Proxy Voting Summary Guidelines	B-40

DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

ISS’ 2013 International Proxy Voting Summary Guidelines	B-41

Exhibit B (as amended February 2, 2009)

Modifications to recommendations set forth in the ISS Proxy Voting Manual

Shareholder Ability to Act by Written Consent

Vote FOR proposals to restrict or prohibit shareholder activity to take action by written consent.

Vote AGAINST proposals to allow or make easier shareholder action by written consent.

Cumulative Voting

Vote FOR proposals to eliminate cumulative voting.

Vote AGAINST proposals to restore or provide for cumulative voting.

Incumbent Director Nominees

Vote WITH management’s recommendations regarding incumbent director nominees.

GMO TRUST

PART C. OTHER INFORMATION

Item 28.	Exhibits

(a) 1.	Amended and Restated Agreement and Declaration of Trust of GMO Trust (the “Trust” or “Registrant”), dated September 10, 2009 (the “Declaration of Trust”);[21]

2.	Amendment No. 1 to the Declaration of Trust;[22]

3.	Amendment No. 2 to the Declaration of Trust;[24]

4.	Amendment No. 3 to the Declaration of Trust;[26]

5.	Amendment No. 4 to the Declaration of Trust;[27]

6.	Amendment No. 5 to the Declaration of Trust;[29]

7.	Amendment No. 6 to the Declaration of Trust;[29]

8.	Amendment No. 7 to the Declaration of Trust;[29]

9.	Amendment No. 8 to the Declaration of Trust;[32]

10.	Amendment No. 9 to the Declaration of Trust;[33]

11.	Amendment No. 10 to the Declaration of Trust;[34]

12.	Amendment No. 11 to the Declaration of Trust;[35]

13.	Amendment No. 12 to the Declaration of Trust;[37] and

14.	Amendment No. 13 to the Declaration of Trust.[40]

(b)	Amended and Restated By-laws of the Trust, effective as of March 1, 2007 (the “By-laws”).[13]

(c) 1.	Please refer to Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Declaration of Trust, which is hereby incorporated by reference;[21] and

2.	Please refer to Article 11 (Meetings of Shareholders) of the By-laws, which is hereby incorporated by reference.[13]

(d) 1.	Amended and Restated Management Contract, dated as of June 30, 2008, between the Trust, on behalf of GMO International Equity Fund (formerly “GMO International Intrinsic Value Fund” and “GMO International Core Fund”), and GMO;[16]

2.	Form of Management Contract between the Trust, on behalf of GMO Currency Hedged International Equity Fund (formerly “GMO Currency Hedged International Core Fund”), and GMO;[12]

3.	Form of Management Contract between the Trust, on behalf of GMO International Small Companies Fund, and GMO;[12]

4.	Form of Management Contract between the Trust, on behalf of GMO Emerging Countries Fund (formerly “GMO Evolving Countries Fund”), and GMO;[12]

5.	Form of Management Contract between the Trust, on behalf of GMO International Bond Fund, and GMO;[12]

1

6.	Form of Management Contract between the Trust, on behalf of GMO Currency Hedged International Bond Fund, and GMO;[12]

7.	Form of Management Contract between the Trust, on behalf of GMO Emerging Country Debt Fund, and GMO;[12]

8.	Form of Management Contract between the Trust, on behalf of GMO Alpha Only Fund (formerly “GMO Global Hedged Equity Fund”), and GMO;[12]

9.	Amended and Restated Management Contract, dated as of January 1, 2012, between the Trust, on behalf of GMO Benchmark-Free Allocation Fund, and GMO;[31]

10.	Form of Management Contract between the Trust, on behalf of GMO Taiwan Fund, and GMO;[12]

11.	Form of Management Contract between the Trust, on behalf of GMO Global Bond Fund, and GMO;[12]

12.	Form of Management Contract between the Trust, on behalf of GMO Foreign Fund, and GMO;[12]

13.	Form of Management Contract between the Trust, on behalf of GMO International Equity Allocation Fund, and GMO;[1]

14.	Form of Management Contract between the Trust, on behalf of GMO Global Asset Allocation Fund (formerly “GMO Global Balanced Asset Allocation Fund,” “GMO World Balanced Allocation Fund,” and “GMO World Equity Allocation Fund”), and GMO;[2]

15.	Form of Management Contract between the Trust, on behalf of GMO Global Equity Allocation Fund (formerly “GMO Global (U.S.+) Equity Allocation Fund”), and GMO;[2]

16.	Form of Management Contract between the Trust, on behalf of GMO Core Plus Bond Fund (formerly “GMO U.S. Bond/Global Alpha A Fund” and “GMO Global Fund”), and GMO;[12]

17.	Amended and Restated Management Contract, dated as of June 30, 2008, between the Trust, on behalf of GMO Tax-Managed International Equities Fund, and GMO;[16]

18.	Form of Management Contract between the Trust, on behalf of GMO Foreign Small Companies Fund, and GMO;[3]

19.	Amended and Restated Management Contract, dated February 12, 2014, between the Trust, on behalf of GMO Debt Opportunities Fund (formerly “GMO Short-Duration Collateral Fund”), and GMO;[40]

20.	Form of Management Contract between the Trust, on behalf of GMO Quality Fund (formerly “GMO U.S. Quality Equity Fund”), and GMO;[7]

21.	Form of Management Contract between the Trust, on behalf of GMO World Opportunity Overlay Fund, and GMO;[8]

22.	Form of Management Contract between the Trust, on behalf of GMO Strategic Opportunities Allocation Fund (formerly “GMO Strategic Balanced Allocation Fund”), and GMO;[9]

23.	Form of Management Contract between the Trust, on behalf of GMO Global Developed Equity Allocation Fund (formerly “GMO World Opportunities Equity Allocation Fund”), and GMO;[9]

2

24.	Amended and Restated Management Contract, dated as of June 30, 2008, between the Trust, on behalf of GMO Developed World Stock Fund, and GMO;[16]

25.	Form of Management Contract between the Trust, on behalf of GMO U.S. Core Equity Fund, and GMO;[10]

26.	Form of Management Contract between the Trust, on behalf of GMO International Large/Mid Cap Equity Fund (formerly “GMO International Core Equity Fund”), and GMO;[10]

27.	Management Contract between the Trust, on behalf of GMO Strategic Fixed Income Fund, and GMO;[11]

28.	Management Contract between the Trust, on behalf of GMO International Developed Equity Allocation Fund (formerly “GMO International Opportunities Equity Allocation Fund”), and GMO;[11]

29.	Management Contract between the Trust, on behalf of GMO Special Situations Fund, and GMO;[15]

30.	Management Contract between the Trust, on behalf of GMO U.S. Treasury Fund, and GMO;[18]

31.	Management Contract between the Trust, on behalf of GMO Asset Allocation Bond Fund, and GMO;[18]

32.	Management Contract between the Trust, on behalf of GMO Asset Allocation International Bond Fund, and GMO;[19]

33.	Amended and Restated Management Contract, dated as of August 12, 2009, between the Trust, on behalf of GMO Emerging Markets Fund, and GMO;[21]

34.	Amended and Restated Management Contract, dated as of June 25, 2010, between the Trust, on behalf of GMO Alternative Asset Opportunity Fund, and GMO;[23]

35.	Management Contract, dated as of December 2, 2009, between the Trust, on behalf of GMO Debt Opportunities Fund, and GMO;[22]

36.	Management Contract, dated as of December 2, 2009, between the Trust, on behalf of GMO High Quality Short-Duration Bond Fund, and GMO;[22]

37.	Management Contract, dated as of August 2, 2010, between the Trust, on behalf of GMO Emerging Domestic Opportunities Fund, and GMO;[24]

38.	Management Contract, dated as of May 20, 2011, between the Trust, on behalf of GMO Benchmark-Free Fund, and GMO;[26]

39.	Management Contract, dated as of September 12, 2011, between the Trust, on behalf of GMO Global Focused Equity Fund, and GMO;[28]

40.	Management Contract, dated as of December 6, 2011, between the Trust, on behalf of GMO Resources Fund, and GMO;[29]

41.	Management Contract, dated as of December 5, 2011, between the Trust, on behalf of GMO Implementation Fund, and GMO;[30]

42.	Management Contract, dated as of [ ], between the Trust, on behalf of GMO Special Opportunities Fund, and GMO – to be filed by amendment;

43.	Sub-Advisory Agreement, dated as of December 30, 2013, among GMO, GMO Singapore Pte. Limited (“GMO Singapore”), and the Trust, on behalf of GMO Alternative Asset Opportunity Fund;[39] and

3

44.	Sub-Advisory Agreement, dated as of December 30, 2013, among GMO, GMO Singapore, and the Trust, on behalf of GMO Emerging Domestic Opportunities Fund.[39]

(e) 1.	Amended and Restated Distribution Agreement (the “Distribution Agreement”), effective June 30, 2012, between the Trust, on behalf of the Funds listed on Schedule A thereto, as Schedule A may be amended from time to time, and Funds Distributor, LLC;[37]

(i)	Schedule A to the Distribution Agreement amended as of [ ] – to be filed by amendment.

(f)	None.

(g) 1.	Form of Custodian Agreement (the “IBT Custodian Agreement”), dated August 1, 1991, among the Trust, on behalf of certain Funds listed therein, GMO and Investors Bank & Trust Company (“IBT”), as amended from time to time to include GMO International Bond Fund, GMO Currency Hedged International Bond Fund, GMO Emerging Country Debt Fund, GMO Benchmark-Free Allocation Fund, GMO Global Bond Fund, GMO International Equity Allocation Fund, GMO Global Asset Allocation Fund, GMO Global Equity Allocation Fund, GMO Core Plus Bond Fund, GMO Emerging Country Debt Share Fund, GMO Debt Opportunities Fund, GMO Quality Fund, GMO World Opportunity Overlay Fund, GMO Strategic Opportunities Allocation Fund, GMO Global Developed Equity Allocation Fund, GMO U.S. Core Equity Fund, GMO Strategic Fixed Income Fund, GMO International Developed Equity Allocation Fund, GMO Special Situations Fund, GMO U.S. Treasury Fund, GMO Asset Allocation Bond Fund, GMO Asset Allocation International Bond Fund, GMO Debt Opportunities Fund, GMO High Quality Short-Duration Bond Fund, GMO Benchmark-Free Fund, GMO Implementation Fund, GMO Risk Premium Fund, and GMO Special Opportunities Fund;[12]

(i)	Letter Amendment to the IBT Custodian Agreement, dated May 30, 2003, among the Trust, GMO and IBT;[6]

(ii)	Letter Amendment to the IBT Custodian Agreement, dated July 25, 2007, among the Trust, on behalf of GMO Special Situations Fund, GMO and State Street Bank and Trust Company (“State Street Bank”) (as successor by merger to IBT);[15]

(iii)	Letter Amendment to the IBT Custodian Agreement, dated March 10, 2009, among the Trust, on behalf of GMO U.S. Treasury Fund and GMO Asset Allocation Bond Fund, GMO and State Street Bank (as successor by merger to IBT);[18]

(iv)	Form of Letter Amendment to the IBT Custodian Agreement, dated June 18, 2009, among the Trust, on behalf of GMO Asset Allocation International Bond Fund, GMO and State Street Bank (as successor by merger to IBT);[19]

4

(v)	Form of Letter Amendment to the IBT Custodian Agreement, dated November 25, 2009, among the Trust, on behalf of GMO Debt Opportunities Fund and GMO High Quality Short-Duration Bond Fund, GMO and State Street Bank (as successor by merger to IBT);[22]

(vi)	Form of Letter Amendment to the IBT Custodian Agreement, dated May 20, 2011, among the Trust, on behalf of GMO Benchmark-Free Fund, GMO and State Street Bank (as successor by merger to IBT);[26]

(vii)	Form of Letter Amendment to the IBT Custodian Agreement, dated December 2011, among the Trust, on behalf of GMO Implementation Fund, GMO and State Street Bank (as successor by merger to IBT);[30]

(viii)	Form of Letter Amendment to the IBT Custodian Agreement, dated September 2012, among the Trust, on behalf of GMO Risk Premium Fund, GMO and State Street Bank (as successor by merger to IBT);[35] and

(ix)	Form of Letter Amendment to the IBT Custodian Agreement, dated [ ], among the Trust, on behalf of GMO Special Opportunities Fund, GMO and State Street Bank (as successor by merger to IBT) – to be filed by amendment.

2.	Form of Custodian Agreement (the “BBH Custodian Agreement”), dated June 29, 2001, between the Trust, on behalf of certain Funds listed on Schedule I thereto, and Brown Brothers Harriman & Co. (“BBH”), as amended from time to time to include GMO Taiwan Fund, GMO Developed World Stock Fund, GMO International Large/Mid Cap Equity Fund, GMO Emerging Domestic Opportunities Fund, GMO Global Focused Equity Fund, and GMO Resources Fund;[5]

(i)	Letter Amendment to the BBH Custodian Agreement, dated June 4, 2003, among the Trust and BBH;[6]

(ii)	Amendment to the BBH Custodian Agreement, dated June 30, 2009, among the Trust and BBH;[20]

(iii)	Letter Amendment to the BBH Custodian Agreement, dated May 21, 2010, between the Trust, on behalf of GMO Emerging Domestic Opportunities Fund, and BBH;[24]

(iv)	Form of Letter Amendment to the BBH Custodian Agreement, dated September 12, 2011 among the Trust, on behalf of GMO Global Focused Equity Fund, and BBH;[28] and

(v)	Form of Letter Amendment to the BBH Custodian Agreement, dated December 2011 among the Trust, on behalf of GMO Resources Fund, and BBH.[29]

3.	Form of Accounting Agency Agreement (the “Accounting Agency Agreement”), dated June 29, 2001, between the Trust, on behalf of certain Funds listed on Schedule I thereto, and BBH, as amended to include GMO Taiwan Fund, GMO Emerging Domestic Opportunities Fund, GMO Global Focused Equity Fund, and GMO Resources Fund;[5]

(i)	Form of Second Amendment to the Accounting Agency Agreement, dated November 22, 2005, between the Trust, on behalf of the Funds listed on Schedule I thereto, and BBH;[12]

5

(ii)	Letter Amendment to the Accounting Agency Agreement, dated May 21, 2010, between the Trust, on behalf of GMO Emerging Domestic Opportunities Fund, and BBH;[24]

(iii)	Form of Letter Amendment to the Accounting Agency Agreement, dated September 12, 2011 among the Trust, on behalf of GMO Global Focused Equity Fund and BBH;[28] and

(iv)	Form of Letter Amendment to the Accounting Agency Agreement, dated December 2011 among the Trust, on behalf of GMO Resources Fund, and BBH.[29]

4.	Form of 17f-5 Delegation Schedule (the “Delegation Schedule”), dated June 29, 2001, between the Trust, on behalf of certain Funds listed on Schedule 1 thereto, and BBH, as amended from time to time to include GMO Taiwan Fund, GMO Developed World Stock Fund, GMO International Large/Mid Cap Equity Fund, GMO Emerging Domestic Opportunities Fund, GMO Global Focused Equity Fund, and GMO Resources Fund;[5]

(i)	Letter Amendment to the Delegation Schedule, dated May 21, 2010, between the Trust, on behalf of GMO Emerging Domestic Opportunities Fund, and BBH;[24]

(ii)	Form of Letter Amendment to the Delegation Schedule, dated September 12, 2011, among the Trust, on behalf of GMO Global Focused Equity Fund and BBH;[28] and

(iii)	Form of Letter Amendment to the Delegation Schedule, dated December 2011, among the Trust, on behalf of GMO Resources Fund, and BBH.[29]

5.	Form of Amended and Restated Delegation Agreement (the “Delegation Agreement”), dated June 29, 2001, between the Trust, on behalf of GMO Core Plus Bond Fund, GMO International Bond Fund, GMO Currency Hedged International Bond Fund, GMO Global Bond Fund, GMO Emerging Country Debt Fund, and GMO Emerging Country Debt Share Fund, and IBT, as amended from time to time to include GMO Debt Opportunities Fund, GMO Alternative Asset Opportunity Fund, GMO Strategic Opportunities Allocation Fund, GMO Global Developed Equity Allocation Fund, GMO U.S. Core Equity Fund, GMO Strategic Fixed Income Fund, GMO International Developed Equity Allocation Fund, GMO Special Situations Fund, GMO U.S. Treasury Fund, GMO Asset Allocation Bond Fund, GMO Asset Allocation International Bond Fund, GMO Debt Opportunities Fund, GMO High Quality Short-Duration Bond Fund, GMO Benchmark-Free Fund, GMO Implementation Fund, GMO Risk Premium Fund, and GMO Special Opportunities Fund;[5]

(i)	Letter Amendment to the Delegation Agreement, dated July 25, 2007, among the Trust, on behalf of GMO Special Situations Fund, GMO and State Street Bank (as successor by merger to IBT);[15]

(ii)	Letter Amendment to the Delegation Agreement, dated March 10, 2009, among the Trust, on behalf of GMO U.S. Treasury Fund and GMO Asset Allocation Bond Fund, GMO and State Street Bank (as successor by merger to IBT);[18]

6

(iii)	Form of Letter Amendment to the Delegation Agreement, dated June 18, 2009, among the Trust, on behalf of GMO Asset Allocation International Bond Fund, GMO and State Street Bank (as successor by merger to IBT);[19]

(iv)	Form of Letter Amendment to the Delegation Agreement, dated November 25, 2009, among the Trust, on behalf of GMO Debt Opportunities Fund and GMO High Quality Short-Duration Bond Fund, GMO and State Street Bank (as successor by merger to IBT);[22]

(v)	Form of Letter Amendment to the Delegation Agreement, dated May 20, 2011, among the Trust, on behalf of GMO Benchmark-Free Fund, GMO and State Street Bank (as successor by merger to IBT);[26]

(vi)	Form of Letter Amendment to the Delegation Agreement, dated December 2011, among the Trust, on behalf of GMO Implementation Fund, GMO and State Street Bank (as successor by merger to IBT);[30]

(vii)	Form of Letter Amendment to the Delegation Agreement, dated September 2012, among the Trust, on behalf of GMO Risk Premium Fund, GMO and State Street Bank (as successor by merger to IBT);[35] and

(viii)	Form of Letter Amendment to the Delegation Agreement, dated [ ], among the Trust, on behalf of GMO Special Opportunities Fund, GMO and State Street Bank (as successor by merger to IBT) – to be filed by amendment.

(h) 1.	Form of Transfer Agency and Service Agreement (the “Transfer Agency and Service Agreement”), dated August 1, 1991, among the Trust, on behalf of certain Funds listed therein, GMO and IBT, as amended from time to time to include GMO Global Bond Fund, GMO Foreign Fund, GMO International Equity Allocation Fund, GMO Global Asset Allocation Fund, GMO Global Equity Allocation Fund, GMO Core Plus Bond Fund, GMO Tax-Managed International Equities Fund, GMO Emerging Country Debt Share Fund, GMO Foreign Small Companies Fund, GMO Debt Opportunities Fund, GMO Quality Fund, GMO World Opportunity Overlay Fund, GMO Strategic Opportunities Allocation Fund, GMO Global Developed Equity Allocation Fund, GMO Developed World Stock Fund, GMO International Large/Mid Cap Equity Fund, GMO U.S. Core Equity Fund, GMO Strategic Fixed Income Fund, GMO International Developed Equity Allocation Fund, GMO Special Situations Fund, GMO U.S. Treasury Fund, GMO Asset Allocation Bond Fund, GMO Asset Allocation International Bond Fund, GMO Debt Opportunities Fund, GMO High Quality Short-Duration Bond Fund, GMO Emerging Domestic Opportunities Fund, GMO Benchmark-Free Fund, GMO Global Focused Equity Fund, GMO Resources Fund, GMO Implementation Fund, GMO Risk Premium Fund, and GMO Special Opportunities Fund;[12]

(i)	Letter Amendment to the Transfer Agency and Service Agreement, dated July 25, 2007, among the Trust, on behalf of GMO Special Situations Fund, GMO and State Street Bank (as successor by merger to IBT);[15]

7

(ii)	Letter Amendment to the Transfer Agency and Service Agreement, dated March 10, 2009, among the Trust, on behalf of GMO U.S. Treasury Fund and GMO Asset Allocation Bond Fund, GMO and State Street Bank (as successor by merger to IBT);[18]

(iii)	Form of Letter Amendment to the Transfer Agency and Service Agreement, dated June 18, 2009, among the Trust, on behalf of GMO Asset Allocation International Bond Fund, GMO and State Street Bank (as successor by merger to IBT);[19]

(iv)	Form of Letter Amendment to the Transfer Agency and Service Agreement, dated November 25, 2009, among the Trust, on behalf of GMO Debt Opportunities Fund and GMO High Quality Short-Duration Bond Fund, GMO and State Street Bank (as successor by merger to IBT);[22]

(v)	Form of Letter Amendment to the Transfer Agency and Service Agreement, dated July 30, 2010, among the Trust, on behalf of GMO Emerging Domestic Opportunities Fund, GMO and State Street Bank (as successor by merger to IBT);[24]

(vi)	Form of Letter Amendment to the Transfer Agency and Service Agreement, dated May 20, 2011 among the Trust, on behalf of GMO Benchmark-Free Fund, GMO and State Street Bank (as successor by merger to IBT);[26]

(vii)	Form of Letter Amendment to the Transfer Agency and Service Agreement, dated September 12, 2011 among the Trust, on behalf of GMO Global Focused Equity Fund, GMO and State Street Bank (as successor by merger to IBT);[28]

(viii)	Letter Amendment Regarding Fund of Fund Procedures to the Transfer Agency and Service Agreement, dated June 1, 2010, among the Trust, GMO, and State Street Bank (as successor by merger to IBT);[29]

(ix)	Letter Amendment to the Transfer Agency and Service Agreement, dated November 17, 2011 among the Trust, on behalf of GMO Resources Fund, GMO and State Street Bank (as successor by merger to IBT);[29]

(x)	Form of Letter Amendment to the Transfer Agency and Service Agreement, dated December 2011, among the Trust, on behalf of GMO Implementation Fund, GMO and State Street Bank (as successor by merger to IBT);[30]

(xi)	Form of Letter Amendment to the Transfer Agency and Service Agreement, dated September 2012, among the Trust, on behalf of GMO Risk Premium Fund, GMO and State Street Bank (as successor by merger to IBT);[35] and

(xii)	Form of Letter Amendment to the Transfer Agency and Service Agreement, dated [ ], among the Trust, on behalf of GMO Special Opportunities Fund, GMO and State Street Bank (as successor by merger to IBT) – to be filed by amendment.

2. (i)	Notification of Undertaking to Reimburse Selected Fund Expenses and Waive Selected Fees by GMO to the Trust, dated as of June 30, 2013;[37] and

(ii)	Notification of Undertaking to Reimburse Selected Fund Expenses and Waive Selected Fees by GMO to the Trust, on behalf of GMO Special Opportunities Fund, dated as of [ ], – to be filed by amendment.

8

3.	Amended and Restated Servicing and Supplemental Support Agreement, dated May 30, 1996, as amended and restated effective [ ], between the Trust, on behalf of certain Funds listed on Exhibit I thereto, and GMO – to be filed by amendment.

(i)	Notification of Undertaking to Reduce Supplemental Support Fees by GMO to the Trust, dated as of February 28, 2014.[40]

(i)	Opinion and Consent of Ropes & Gray LLP – to be filed by amendment.

(j)	Consent of Independent Registered Public Accounting Firm – to be filed by amendment.

(k)	Financial Statements – Not applicable.

(l)	None.

(m)	1.	GMO Trust Amended and Restated Distribution and Service Plan (Class M), dated as of November 15, 2001, as amended and restated as of June 30, 2013, on behalf of GMO Emerging Countries Fund.[37]

	2.	Amended and Restated Administration Agreement, dated as of June 30, 2013, on behalf of GMO Emerging Countries Fund.[37]

	3.	Form of Service Agreement (“Service Agreement”), dated October 1, 2001, between American Express Financial Advisors Inc. and the Trust, on behalf of certain Funds listed on Schedule A thereto, as Schedule A may be amended from time to time;[4]

(i) Second Amendment to Service Agreement, dated September 9, 2005, between American Express Financial Advisors Inc. and the Trust, on behalf of certain Funds listed on Schedule A thereto;[12] and

(ii)    Assignment Agreement, effective as of April 2, 2007, between Wachovia Bank, Ameriprise Financial Services, Inc. (f/k/a American Express Financial Advisors Inc.) and the Trust, on behalf of certain Funds listed on Schedule A thereto.[14]

	4.	Form of Services Agreement, dated as of March 2002, between Fidelity Brokerage Services LLC and National Financial Services LLC, and the Trust, on behalf of certain Funds listed on Exhibit B thereto.[5]

	5.	Funds Trading Agreement (“Funds Trading Agreement”), dated July 1, 2001, between Fidelity Investments Institutional Operations Company, Inc. (“FIIOC”), IBT, GMO, and the Trust, on behalf of certain Funds listed on Exhibit A thereto;[12]

(i) Second Amendment to Funds Trading Agreement, dated as of April 1, 2003, between FIIOC, IBT, GMO and the Trust, on behalf of certain Funds listed on Exhibit A thereto;[12]

9

(ii)	Third Amendment to Funds Trading Agreement, dated as of November 28, 2003, between FIIOC, IBT, GMO and the Trust, on behalf of certain Funds listed on Exhibit A thereto;[12]

(iii)	Fourth Amendment to Funds Trading Agreement, dated as of April 1, 2004, between FIIOC, IBT, GMO and the Trust, on behalf of certain Funds listed on Exhibit A thereto;[12]

(iv)	Fifth Amendment to Funds Trading Agreement, dated as of February 1, 2005, between FIIOC, IBT, GMO and the Trust, on behalf of certain Funds listed on Exhibit A thereto;[12]

(v)	Sixth Amendment to Funds Trading Agreement, dated as of July 2005, between FIIOC, IBT, GMO and the Trust, on behalf of certain Funds listed on Exhibit A thereto;[12] and

(vi)	Seventh Amendment to Funds Trading Agreement, dated as of September, 2005, between FIIOC, IBT, GMO and the Trust, on behalf of certain Funds listed on Exhibit A thereto.[12]

6.	Form of Funds Trading Agreement (“BBH Funds Trading Agreement”), dated July 1, 2001, between FIIOC, IBT, BBH, GMO and the Trust on behalf of certain Funds listed on Exhibit A thereto;[5]

(i)	Form of First Amendment to the BBH Funds Trading Agreement, dated January 1, 2002, between FIIOC, IBT, BBH, GMO, and the Trust, on behalf of certain Funds listed on Exhibit A thereto;[5] and

(ii)	Second Amendment to the BBH Funds Trading Agreement, dated July 1, 2002, between FIIOC, IBT, BBH, GMO, and the Trust, on behalf of certain Funds listed on Exhibit A thereto.[12]

7.	Form of Shareholder Services Agreement (“Shareholder Services Agreement”), dated as of October 31, 2001, between Citistreet LLC (“Citistreet”) and the Trust, on behalf of certain Funds listed on Attachment A thereto;[6]

(i)	First Amendment to Shareholder Services Agreement, dated as of May 6, 2002, between Citistreet and the Trust, on behalf of certain Funds listed on Attachment A thereto;[12]

(ii)	Second Amendment to Shareholder Services Agreement, dated as of October 15, 2002, between Citistreet and the Trust, on behalf of certain Funds listed on Attachment A thereto;[12]

(iii)	Third Amendment to Shareholder Services Agreement, dated as of April 30, 2003, between Citistreet and the Trust, on behalf of certain Funds listed on Attachment A thereto;[12]

(iv)	Fourth Amendment to Shareholder Services Agreement, dated as of July 1, 2005, between Citistreet and the Trust, on behalf of certain Funds listed on Attachment A thereto;[12] and

(v)	Fifth Amendment to Shareholder Services Agreement, dated as of September 1, 2005, between Citistreet and the Trust, on behalf of certain Funds listed on Attachment A thereto.[12]

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8.	Operating Agreement (“Operating Agreement”), dated as of April 19, 2000, between Charles Schwab & Co., Inc. (“Schwab”) and the Trust, on behalf of certain Funds listed on Schedule I thereto;[23]

(i)	First Amendment to Operating Agreement, dated as of March 10, 2010, between Schwab and the Trust, on behalf of certain Funds listed on Schedule I thereto.[23]

(n)	Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, effective June 1, 1996, as amended and restated December 7, 2012.[36]

(o)	Reserved.

(p) 1.	GMO Code of Ethics, dated November 1, 2013, adopted by GMO, GMO Australasia LLC, GMO Australia Ltd., GMO Netherlands, a branch office of GMO U.K. Ltd., GMO Singapore PTE Ltd., GMO Switzerland GMBH, GMO U.K. Ltd., GMO Renewable Resources LLC, GMO Renewable Resources (in New Zealand), and GMO Renewable Resources Uruguay, SRL.[38]

2.	GMO Trust Code of Ethics, dated September 5, 2008, adopted by the Trust.[17]

3.	Code of Ethics for the Independent Trustees of GMO Trust, dated as of June 1, 1996, as revised March 24, 2011, adopted by the Board of Trustees of the Trust.[25]

1.	Previously filed with the SEC as part of Post-Effective Amendment No. 27 to the Registration Statement under the Securities Act of 1933 (the “1933 Act”) and Amendment No. 28 to the Registration Statement under the Investment Company Act of 1940 Act (the “1940 Act”) on March 13, 1996, and hereby incorporated by reference.
2.	Previously filed with the SEC as part of Post-Effective Amendment No. 29 to the Registration Statement under the 1933 Act and Amendment No. 30 to the Registration Statement under the 1940 Act on June 28, 1996, and hereby incorporated by reference.
3.	Previously filed with the SEC as part of Amendment No. 63 to the Registration Statement under the 1940 Act on July 3, 2000, and hereby incorporated by reference.
4.	Previously filed with the SEC as part of Post-Effective Amendment No. 63 to the Registration Statement under the 1933 Act and Amendment No. 76 to the Registration Statement under the 1940 Act on March 1, 2002, and hereby incorporated by reference.
5.	Previously filed with the SEC as part of Post-Effective Amendment No. 64 to the Registration Statement under the 1933 Act and Amendment No. 77 to the Registration Statement under the 1940 Act on May 1, 2002, and hereby incorporated by reference.
6.	Previously filed with the SEC as part of Post-Effective Amendment No. 71 to the Registration Statement under the 1933 Act and Amendment No. 89 to the Registration Statement under the 1940 Act on June 30, 2003, and hereby incorporated by reference.
7.	Previously filed with the SEC as part of Post-Effective Amendment No. 72 to the Registration Statement under the 1933 Act and Amendment No. 90 to the Registration Statement under the 1940 Act on October 31, 2003, and hereby incorporated by reference.
8.	Previously filed with the SEC as part of Amendment No. 126 to the Registration Statement under the 1940 Act on November 18, 2004, and hereby incorporated by reference.
9.	Previously filed with the SEC as part of Post-Effective Amendment No. 105 to the Registration Statement under the 1933 Act and Amendment No. 131 to the Registration Statement under the 1940 Act on March 15, 2005, and hereby incorporated by reference.
10.	Previously filed with the SEC as part of Post-Effective Amendment No. 114 to the Registration Statement under the 1933 Act and Amendment No. 142 to the Registration Statement under the 1940 Act on August 17, 2005, and hereby incorporated by reference.
11.	Previously filed with the SEC as part of Post-Effective Amendment No. 123 to the Registration Statement under the 1933 Act and Amendment No. 151 to the Registration Statement under the 1940 Act on May 17, 2006, and hereby incorporated by reference.
12.	Previously filed with the SEC as part of Amendment No. 154 to the Registration Statement under the 1940 Act on June 28, 2006, and hereby incorporated by reference.

11

13.	Previously filed with the SEC as part of Post-Effective Amendment No. 127 to the Registration Statement under the 1933 Act and Amendment No. 156 to the Registration Statement under the 1940 Act on May 1, 2007, and hereby incorporated by reference.
14.	Previously filed with the SEC as part of Post-Effective Amendment No. 128 to the Registration Statement under the 1933 Act and Amendment No. 158 to the Registration Statement under the 1940 Act on June 29, 2007, and hereby incorporated by reference.
15.	Previously filed with the SEC as part of Amendment No. 159 to the Registration Statement under the 1940 Act on July 27, 2007, and hereby incorporated by reference.
16.	Previously filed with the SEC as part of Amendment No. 161 to the Registration Statement under the 1940 Act on June 27, 2008, and hereby incorporated by reference.
17.	Previously filed with the SEC as part of Amendment No. 164 to the Registration Statement under the 1940 Act on December 24, 2008, and hereby incorporated by reference.
18.	Previously filed with the SEC as part of Post-Effective Amendment No. 133 to the Registration Statement under the 1933 Act and Amendment No. 167 to the Registration Statement under the 1940 Act on March 13, 2009, and hereby incorporated by reference.
19.	Previously filed with the SEC as part of Amendment No. 170 to the Registration Statement under the 1940 Act on June 26, 2009, and hereby incorporated by reference.
20.	Previously filed with the SEC as part of Post-Effective Amendment No. 137 to the Registration Statement under the 1933 Act and Amendment No. 172 to the Registration Statement under the 1940 Act on July 17, 2009, and hereby incorporated by reference.
21.	Previously filed with the SEC as part of Post-Effective Amendment No. 139 to the Registration Statement under the 1933 Act and Amendment No. 174 to the Registration Statement under the 1940 Act on October 30, 2009, and hereby incorporated by reference.
22.	Previously filed with the SEC as part of Amendment No. 175 to the Registration Statement under the 1940 Act on December 3, 2009, and hereby incorporated by reference.
23.	Previously filed with the SEC as part of Amendment No. 178 to the Registration Statement under the 1940 Act on June 25, 2010, and hereby incorporated by reference.
24.	Previously filed with the SEC as part of Post-Effective Amendment No. 143 to the Registration Statement under the 1933 Act and Amendment No. 180 to the Registration Statement under the 1940 Act on August 2, 2010, and hereby incorporated by reference.
25.	Previously filed with the SEC as part of Post-Effective Amendment No. 144 to the Registration Statement under the 1933 Act and Amendment No. 181 to the Registration Statement under the 1940 Act on April 15, 2011, and hereby incorporated by reference.
26.	Previously filed with the SEC as part of Amendment No. 183 to the Registration Statement under the 1940 Act on May 20, 2011, and hereby incorporated by reference.
27.	Previously filed with the SEC as part of Amendment No. 184 to the Registration Statement under the 1940 Act on June 27, 2011, and hereby incorporated by reference.
28.	Previously filed with the SEC as part of Post-Effective Amendment No. 149 to the Registration Statement under the 1933 Act and Amendment No. 188 to the Registration Statement under the 1940 Act on September 13, 2011, and hereby incorporated by reference.
29.	Previously filed with the SEC as part of Post-Effective Amendment No. 153 to the Registration Statement under the 1933 Act and Amendment No. 192 to the Registration Statement under the 1940 Act on December 6, 2011, and hereby incorporated by reference.
30.	Previously filed with the SEC as part of Amendment No. 193 to the Registration Statement under the 1940 Act on December 8, 2011, and hereby incorporated by reference.
31.	Previously filed with the SEC as part of Amendment No. 156 to the Registration Statement under the 1933 Act and Amendment No. 196 to the Registration Statement under the 1940 Act on December 29, 2011, and hereby incorporated by reference.
32.	Previously filed with the SEC as part of Amendment No. 200 to the Registration Statement under the 1940 Act on March 27, 2012, and hereby incorporated by reference.
33.	Previously filed with the SEC as part of Amendment No. 202 to the Registration Statement under the 1940 Act on June 27, 2012, and hereby incorporated by reference.
34.	Previously filed with the SEC as part of Post-Effective Amendment No. 162 to the Registration Statement under the 1933 Act and Amendment No. 204 to the Registration Statement under the 1940 Act on July 12, 2012, and hereby incorporated by reference.
35.	Previously filed with the SEC as part of Post-Effective Amendment No. 164 to the Registration Statement under the 1933 Act and Amendment No. 206 to the Registration Statement under the 1940 Act on September 25, 2012, and hereby incorporated by reference.
36.	Previously filed with the SEC as part of Post-Effective Amendment No. 166 to the Registration Statement under the 1933 Act and Amendment No. 208 to the Registration Statement under the 1940 Act on April 30, 2013 and hereby incorporated by reference.

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37.	Previously filed with the SEC as part of Post-Effective Amendment No. 209 to the Registration Statement under the 1940 Act on June 26, 2013, and hereby incorporated by reference.
38.	Previously filed with the SEC as part of Post-Effective Amendment No. 169 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 212 to the Registration Statement under the 1940 Act on December 11, 2013, and hereby incorporated by reference.
39.	Previously filed with the SEC as part of Post-Effective Amendment No. 170 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 213 to the Registration Statement under the 1940 Act on February 9, 2014, and hereby incorporated by reference.
40.	Previously filed with the SEC as part of Post-Effective Amendment No. 172 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 215 to the Registration Statement under the 1940 Act on April 30, 2014, and hereby incorporated by reference.

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Item 29.	Persons Controlled by or Under Common Control with a Fund

Controlling Fund	Person Controlled	Nature of Control
GMO Alternative Asset Opportunity Fund	GMO Alternative Asset SPC Ltd.(a) (b)	100% ownership(c)

(a)	Included in the controlling Fund’s consolidated financial statements.
(b)	Organized under the laws of Bermuda.
(c)	As of the most recent fiscal year ended February 28, 2014.

Item 30.	Indemnification

Please refer to Article 4 (Indemnification) of the By-laws.

In addition, the Trust will maintain a trustees and officers liability insurance policy under which the Trust and its trustees and officers will be named insureds. The Trust also has entered into agreements with each of its trustees pursuant to which each of the Funds has agreed to indemnify each Trustee to the maximum extent permitted by applicable law against any liability and expense incurred by the Trustee by reason of the Trustee being or having been a Trustee.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Trust’s By-laws, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

A description of the business of Grantham, Mayo, Van Otterloo & Co. LLC, the investment adviser of the Funds of the Registrant (the “Investment Adviser”), is set forth under the captions “Management of the Trust” in the Prospectus and “Investment Advisory and Other Services” in the Statement of Additional Information, all forming part of this Registration Statement.

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Except as set forth below, the directors, officers, and members of the Investment Adviser, have been engaged during the past two fiscal years in no business, profession, vocation or employment of a substantial nature other than as directors, officers, or members of the Investment Adviser or certain of its affiliates. Certain directors, officers, and members of the Investment Adviser serve as officers or trustees of the Registrant as set forth under the caption “Management of the Trust” in the Registrant’s Statement of Additional Information, forming part of this Registration Statement, and/or as officers and/or directors of certain private investment companies managed by the Investment Adviser or certain of its affiliates. The address of the Investment Adviser and the Registrant is 40 Rowes Wharf, Boston, Massachusetts 02110.

Name	Position with Investment Adviser	Other Connections
Arjun Divecha	Member, Chairman of the Board of Directors, and Investment Director	Board Member, Divecha Centre for Climate Change, Indian Institute of Science, Bengaluru, India; Director, Frog Hollow Fresh LLC, P.O. Box 872, Brentwood, CA 94513

R. Jeremy Grantham	Founding Member, Member of the Board of Directors, and Chief Investment Strategist	Board Member, RARE Conservation, 1310 North Courthouse Road, Suite 110, Arlington, VA 22201; Board Member, Divecha Centre for Climate Change, Indian Institute of Science, Bengaluru, India; CFA Institute – Investors’ Working Group (IWG) Member, 560 Ray C. Hunt Drive, Charlottesville, VA 22903; Board Member, Imperial College of London – Grantham Institute for Climate Change, London SW7 2AZ; Board Member, London School of Economics – Grantham Institute for Climate Change, Houghton Street, London, WC2A 2AE; Board Member, The Nature Conservancy, 4245 North Fairfax Drive, Suite 100, Arlington, VA 22203; Trustee, The Grantham Foundation for the Protection of the Environment, 40 Rowes

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Name	Position with Investment Adviser	Other Connections
Wharf, Boston, MA 02110; Trustee, The Jeremy and Hannelore Grantham Environmental Trust, 40 Rowes Wharf, Boston, MA 02110

John Rosenblum	Member and Vice Chairman of the Board of Directors	Chair of the Board, The Apprenticeshop (f/k/a Atlantic Challenge), 643 Main St., Rockland, ME 04841; Vice Chair of the Board, Maine Media Workshops and Maine Media College, 70 Camden Street, Rockport, ME 04856, Board Member, Maine Chapter, The Nature Conservancy, 14 Maine Street, Brunswick, ME 04011

Eyk Van Otterloo	Founding Member	Board Member, Chemonics International, 1133 20th Street, NW, Suite 600, Washington, D.C. 20036; Board Member, CliniLabs, 423 W. 55th Street, 4th Floor, New York, NY 10019;

Item 32.	Principal Underwriters

Item 32(a).	Funds Distributor, LLC (“FD”) acts as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

GMO Series Trust

GMO Trust

Munder Series Trust

Mirae Asset Discovery Funds

FD is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority. FD has its main address at Three Canal Plaza, Suite 100, Portland, Maine 04101.

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Item 32(b).	Information about Directors and Officers of FD is as follows:

Director or Officer	Positions and Offices with FD
Mark A. Fairbanks	President and Manager
Richard J. Berthy	Vice President, Treasurer, and Manager
Nanette K. Chern	Vice President and Chief Compliance Officer
Lisa S. Clifford	Vice President and Managing Director of Compliance
Jennifer E. Hoopes	Secretary
Nishant Bhatnagar	Assistant Secretary

The above FD directors and officers do not have positions or offices with the Trust.

Item 32(c).	Distribution and Service (12b-1) Fee Payments by certain Funds of the Trust with respect to the last fiscal year(a):

GMO Fund Name	Class M(b) Distribution and Service (12b-1) Fees March 1, 2013 through February 28, 2014
GMO Emerging Countries Fund	$39,018

(a)	FD is entitled to receive any distribution and service (12b-1) fees paid by the Class M Shares for services rendered and expenses borne by FD which are primarily intended to result in the sale of Class M shares and/or the provision of certain other services incidental thereto. During the last fiscal year, FD did not retain any of the distribution and service (12b-1) fees paid by the Class M Shares of the Funds and directed that the Funds remit the distribution and service (12b-1) fees directly to certain third party intermediaries who rendered services to the Funds.
(b)	Other classes of the GMO Funds do not pay distribution (12b-1) fees or any other type of commission or compensation to FD.

Item 33.	Location of Accounts and Records

The accounts, books, and other documents required to be maintained by Section 31(a) and the rules thereunder will be maintained at the offices of the Registrant, 40 Rowes Wharf, Boston, MA 02110; the Registrant’s investment adviser, Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, MA 02110; the Registrant’s distributor, Funds Distributor, LLC, 10 High Street, Suite 302, Boston, MA 02110; the Registrant’s custodian for certain of the Funds, Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109; and the Registrant’s custodian for certain of the Funds and transfer agent, State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

None.

17

Notice

A copy of the Declaration of Trust, together with all amendments thereto, is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and that the obligations of this instrument are not binding upon any of the Trustees or officers of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “1933 Act”) and the Investment Company Act of 1940 (the “1940 Act”), each as amended, the Registrant, GMO Trust, has duly caused this Post-Effective Amendment No. 173 under the 1933 Act and Amendment No. 216 under the 1940 Act to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 6th day of May, 2014.

GMO Trust

By:	J.B. KITTREDGE*
J.B. Kittredge
Title:	President; Chief Executive Officer;
Principal Executive Officer

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 216 to GMO Trust’s Registration Statement under the 1933 Act has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

J.B. KITTREDGE* J.B. Kittredge	Trustee; President; Chief Executive Officer; Principal Executive Officer	May 6, 2014

SHEPPARD N. BURNETT* Sheppard N. Burnett	Treasurer; Chief Financial Officer; Principal Financial and Accounting Officer	May 6, 2014

DONALD W. GLAZER* Donald W. Glazer	Trustee	May 6, 2014

PETER TUFANO* Peter Tufano	Trustee	May 6, 2014

PAUL BRAVERMAN* Paul Braverman	Trustee	May 6, 2014

* By:	/s/ Jason Harrison
Jason Harrison Attorney-in-Fact**

**	Pursuant to Powers of Attorney for each of Donald W. Glazer and Peter Tufano filed with the SEC as part of Post-Effective Amendment No. 138 to the Registration Statement under the 1933 Act and Amendment No. 173 to the Registration Statement under the 1940 Act on September 29, 2009, pursuant to Powers of Attorney for each of Sheppard N. Burnett and J.B. Kittredge (in his capacity as President, Chief Executive Officer, and Principal Executive Officer) filed with the SEC as part of Post-Effective Amendment No. 139 to the Registration Statement under the 1933 Act and Amendment No. 174 to the Registration Statement under the 1940 Act on October 30, 2009, and pursuant to Powers of Attorney for each of Paul Braverman and J.B. Kittredge (in his capacity as Trustee) filed with the SEC as part of Post-Effective Amendment No. 140 to the Registration Statement under the 1933 Act and Amendment No. 176 to the Registration Statement under the 1940 Act on April 30, 2010.

GMO SPECIAL OPPORTUNITIES FUND 485(a) FILING

EXHIBIT INDEX

GMO TRUST

Exhibit Ref.	Title of Exhibit

1	Certificate of Clerk of the Trust certifying resolution by the Board of Trustees of the Trust required pursuant to Rule 483 under the Securities Act of 1933.